                                                                   EXHIBIT 10.24

                                 LEASE AGREEMENT

                            DATED AS OF JUNE 21, 1996

                                     BETWEEN

                 PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P.

                                    AS LESSOR

                                       AND

                             DTR NORTH CANTON, INC.

                                    AS LESSEE

         Doubletree Hotel (formerly Ramada Hotel), Westminster, Colorado

                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                   PAGE

ARTICLE I         LEASE....................................................  1
      1.1         Leased Property..........................................  1
      1.2         Term.....................................................  2
      1.3         Initial Transition.......................................  2

ARTICLE II        DEFINITIONS..............................................  2
      2.1         Definitions..............................................  2

ARTICLE III       RENT..................................................... 17
      3.1         Rent..................................................... 17
      3.2         Confirmation of Percentage Rent.......................... 24
      3.3         Additional Charges....................................... 25
      3.4         No Set Off............................................... 26
      3.5         Annual Budget............................................ 26
      3.6         Books and Records........................................ 27
      3.7         Performance Failures..................................... 27
      3.8         Changes in Operations.................................... 29
      3.9         Allocation of Revenues................................... 29

ARTICLE IV        IMPOSITIONS.............................................. 29
      4.1         Payment of Impositions................................... 29
      4.2         Notice of Impositions.................................... 30
      4.3         Adjustment of Impositions................................ 30
      4.4         Utility Charges.......................................... 30

ARTICLE V         NO TERMINATION, ABATEMENT................................ 31
      5.1         No Termination, Abatement................................ 31

ARTICLE VI        PROPERTY OWNERSHIP....................................... 31
      6.1         Ownership of the Leased Property......................... 31
      6.2         Lessee's Personal Property............................... 31
      6.3         Lessor's Lien............................................ 32

ARTICLE VII       CONDITION, USE........................................... 33
      7.1         Condition of the Leased Property......................... 33
      7.2         Use of the Leased Property............................... 33

ARTICLE VIII      LEGAL REQUIREMENTS....................................... 35
      8.1         Compliance with Legal and Insurance Requirements......... 35
      8.2         Legal Requirement Covenants.............................. 35
      8.3         Environmental Covenants.................................. 35

ARTICLE IX        MAINTENANCE AND REPAIRS.................................. 38
      9.1         Maintenance and Repair................................... 38

ARTICLE X         ALTERATIONS.............................................. 39
      10.1        Alterations.............................................. 39

      10.2        Salvage.................................................. 40
      10.3        Lessor Alterations....................................... 40

ARTICLE XI        LIENS.................................................... 40
      11.1        Liens.................................................... 40

ARTICLE XII       PERMITTED CONTESTS....................................... 41
      12.1        Permitted Contests....................................... 41

ARTICLE XIII      INSURANCE................................................ 42
      13.1        General Insurance Requirements........................... 42
      13.2        Replacement Cost......................................... 44
      13.3        (Intentionally omitted).................................. 44
      13.4        Waiver of Subrogation.................................... 44
      13.5        Form Satisfactory, etc................................... 44
      13.6        Increase in Limits....................................... 45
      13.7        Blanket Policy........................................... 45
      13.8        Separate Insurance....................................... 45
      13.9        Reports On Insurance Claims.............................. 45

ARTICLE XIV       DAMAGE AND RECONSTRUCTION................................ 46
      14.1        Insurance Proceeds....................................... 46
      14.2        Reconstruction in the Event of Damage or Destruction
                  Covered by Insurance..................................... 46
      14.3 Reconstruction in the Event of Damage or Destruction Not Covered by Insurance or When Insurance Proceeds are Not
                  Available................................................ 46
      14.4        Lessee's Property and Business Interruption Insurance.... 48
      14.5        Abatement of Rent........................................ 48

ARTICLE XV        CONDEMNATION............................................. 48
      15.1        Definitions.............................................. 48
      15.2        Parties' Rights and Obligations.......................... 49
      15.3        Total Taking............................................. 49
      15.4        Allocation of Award...................................... 49
      15.5        Partial Taking........................................... 49
      15.6        Temporary Taking......................................... 50

ARTICLE XVI       DEFAULTS................................................. 50
      16.1        Events of Default........................................ 50
      16.2        Remedies................................................. 52
      16.3        Waiver................................................... 53
      16.4        Application of Funds..................................... 53

ARTICLE XVII      LESSOR'S RIGHT TO CURE................................... 53
      17.1        Lessor's Right to Cure Lessee's Default.................. 53

ARTICLE XVIII     REIT LIMITATIONS......................................... 54
      18.1        Personal Property Limitation............................. 54
      18.2        Sublease Rent Limitation................................. 54
      18.3        Sublease Lessee Limitation............................... 54

      18.4        Lessee Ownership Limitation.............................. 54
      18.5        Director, Officer and Employee Limitation................ 55

ARTICLE XIX       HOLDING OVER............................................. 55
      19.1        Holding Over............................................. 55

ARTICLE XX        INDEMNITIES.............................................. 56
      20.1        Indemnification.......................................... 56

ARTICLE XXI       SUBLETTING AND ASSIGNMENT................................ 57
      21.1        Subletting and Assignment................................ 57
      21.2        Attornment............................................... 59
      21.3        Management Agreement..................................... 59

ARTICLE XXII      ESTOPPEL CERTIFICATES.................................... 60
      22.1        Officer's Certificates; Financial Statements; Lessor's
                  Estoppel Certificates and Covenants...................... 60

ARTICLE XXIII     INSPECTIONS.............................................. 61
      23.1        Regular Meetings; Lessor's Right to Inspect.............. 61

ARTICLE XXIV      NO WAIVER................................................ 62
      24.1        No Waiver................................................ 62

ARTICLE XXV       CUMULATIVE REMEDIES...................................... 62
      25.1        Remedies Cumulative...................................... 62

ARTICLE XXVI      SURRENDER................................................ 62
      26.1        Acceptance of Surrender.................................. 62

ARTICLE XXVII     NO MERGER................................................ 62
      27.1        No Merger of Title....................................... 62

ARTICLE XXVIII    CONVEYANCE BY LESSOR..................................... 63
      28.1        Conveyance by Lessor..................................... 63
      28.2        Lessor May Grant Liens................................... 63

ARTICLE XXIX      QUIET ENJOYMENT.......................................... 65
      29.1        Quiet Enjoyment.......................................... 65

ARTICLE XXX       NOTICES.................................................. 65
      30.1        Notices.................................................. 65

ARTICLE XXXI      APPRAISALS............................................... 66
      31.1        Appraisers............................................... 66

ARTICLE XXXII     (Intentionally deleted).................................. 66

ARTICLE XXXIII    (Intentionally deleted).................................. 66

ARTICLE XXXIV     MEMORANDUM OF LEASE...................................... 67
      34.1        Memorandum of Lease...................................... 67

ARTICLE XXXV      LESSEE CAPITALIZATION REQUIREMENTS....................... 67
      35.1        Lessee's Net Worth....................................... 67
      35.2        Lessee's Cash............................................ 68
      35.3        Verification of Net Worth................................ 68
      35.4        Change of Control........................................ 69
      35.5        Other Business Activities................................ 69
      35.6        Non-Competition.......................................... 69

ARTICLE XXXVI     LESSOR'S OPTION TO TERMINATE............................. 70
      36.1        Lessor's Option to Terminate Lease....................... 70

ARTICLE XXXVII    FRANCHISE AGREEMENT, DOUBLETREE HOTEL
                  STANDARDS  AND GROUND LEASES............................. 71
      37.1        Compliance with Franchise Agreement, Doubletree Hotel
                  Standards and Ground Leases.............................. 71

ARTICLE XXXVIII   CAPITAL EXPENDITURES,.................................... 73
      38.1        Capital Expenditures..................................... 73

ARTICLE XXXIX     LESSOR'S DEFAULT......................................... 74
      39.1        Lessor's Default......................................... 74

ARTICLE XL        ARBITRATION.............................................. 75
      40.1        Arbitration.............................................. 75
      40.2        Alternative Arbitration.................................. 75
      40.3        Arbitration Procedures................................... 76

ARTICLE XLI       TRADE-OUTS............................................... 76

ARTICLE XLII      MISCELLANEOUS............................................ 77
      42.1        Miscellaneous............................................ 77
      42.2        Transition Procedures.................................... 77
      42.3        Waiver of Presentment, etc............................... 78
      42.4        Standard of Discretion................................... 78
      42.5        Action for Damages....................................... 78
      42.6        Conversion Costs......................................... 78

Exhibits:

Exhibit A -       Property Description
Exhibit B -       Revenue Percentages and Breakdowns
Exhibit C -       Capital Expenditures Policy
Exhibit D-1 -     1996 Base Rent Schedule
Exhibit D-2 -     1997 Base Rent Schedule
Exhibit E -       Renovation Work

                                LEASE AGREEMENT


     THIS LEASE AGREEMENT (hereinafter called "Lease"), made as of the 21st day
                                               -----
of June, 1996, by and between PATRIOT AMERICAN HOSPITALITY PARTNERSHIP, L.P., a Virginia limited partnership (hereinafter called "Lessor"), and DTR NORTH
                                                  ------
CANTON, INC., an Arizona corporation (hereinafter called "Lessee"), provides as
follows:                                                  ------

     Lessor, in consideration of the payment of rent by Lessee to Lessor, the covenants and agreements to be performed by Lessee, and upon the terms and conditions hereinafter stated, does hereby rent and lease unto Lessee, and Lessee does hereby rent and lease from Lessor, the Leased Property (as hereinafter defined).

                                   ARTICLE I

                                     LEASE

     1.1 Leased Property. The Leased Property (herein so called) is comprised of
         ---------------
the following:

          (a) the land  described in Exhibit A attached  hereto and by reference
incorporated herein (the "Land");    ---------
                          ----
          (b) all buildings, structures and other improvements of every kind including, but not limited to, alleyways and connecting tunnels, sidewalks, utility pipes, conduits and lines (on-site and off-site), parking areas and roadways appurtenant to such buildings and structures presently or hereafter situated upon the Land (collectively, the "Leased Improvements");
                                           -------------------
          (c) all easements, rights and appurtenances relating to the Land and the Leased Improvements;

          (d) all equipment, machinery, fixtures, and other items of property required for or incidental to the use of the Leased Improvements as a hotel, including all components thereof, now and hereafter permanently affixed to or incorporated into the Leased Improvements, including, without limitation, all furnaces, boilers, heaters, electrical equipment, heating, plumbing, lighting, ventilating, refrigerating, incineration, air and water pollution control, waste disposal, air-cooling and air-conditioning systems and apparatus, sprinkler systems and fire and theft protection equipment, all of which to the greatest extent permitted by law are hereby deemed by the parties hereto to constitute real estate, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures");
                                      --------

          (e) all furniture and furnishings and all other items of personal property (excluding Inventory and personal property owned by Lessee) located on, and used in connection with, the operation of the Leased Improvements as a hotel, together with all replacements, modifications, alterations and additions thereto; and

          (f) all existing leases of the Leased Property (including any security deposits or collateral held by Lessor pursuant thereto).

THE LEASED PROPERTY IS DEMISED IN ITS PRESENT CONDITION WITHOUT REPRESENTATION OR WARRANTY (EXPRESSED OR IMPLIED) BY LESSOR AND SUBJECT TO THE RIGHTS OF PARTIES IN POSSESSION, AND TO THE EXISTING STATE OF TITLE INCLUDING ALL COVENANTS, CONDITIONS, RESTRICTIONS, EASEMENTS AND OTHER MATTERS OF RECORD INCLUDING ALL APPLICABLE LEGAL REQUIREMENTS AND MATTERS WHICH WOULD BE DISCLOSED BY AN INSPECTION OF THE LEASED PROPERTY OR BY AN ACCURATE SURVEY THEREOF.

     1.2 Term. The term of this Lease (the "Term") shall commence, if at all, on
                                            ----
the date of Lessor's acquisition (the "Acquisition") of fee simple title to the
                                       -----------
Leased Property (the "Commencement Date") and shall end on the tenth (10th)
                      -----------------
anniversary of the last day of the month in which the Commencement Date occurs, unless sooner terminated in accordance with the provisions hereof. In the event the Acquisition does not occur by December 31, 1996, this Lease shall terminate and be of no further force and effect.

     1.3 Initial Transition.

          (a) Upon the Commencement Date and pursuant to a separate Assignment and Assumption Agreement, Lessor or the prior owner of the Leased Property shall transfer and assign to Lessee, and Lessee shall assume, all occupancy agreements and operating agreements to which the Leased Property remains subject on the Commencement Date.

          (b) As between Lessor and Lessee, Lessor shall be entitled to all income and shall be responsible for the payment or settlement of all expenses of the Leased Property accruing prior to the Commencement Date. Lessee shall act as Lessor's agent for the collection of all such income and shall remit the same to Lessor promptly upon Lessee's receipt thereof. Lessee shall notify Lessor of all such expenses and shall act as Lessor's payment agent for such expenses using funds provided by Lessor from time to time. On the Commencement Date, Lessee shall pay to Lessor in immediately available funds a sum equal to the amount of all cash, working capital funds, bank accounts, house banks and similar accounts existing at or with respect to the Leased Property as of the Commencement Date and transferred to Lessor, and in consideration of such payment Lessee shall be entitled to retain all such cash and other accounts for its own use.

                                   ARTICLE II

                                   DEFINITIONS

     2.1  Definitions.  For all  purposes  of this  Lease,  except as  otherwise
          -----------
expressly provided or unless the context otherwise requires, (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP, (c) all references in this Lease to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease and (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article, Section or other subdivision:

     Acquisition: As defined in Section 1.2.
     -----------                -----------

     Actual 1996 Initial Base Rent: As defined in Section 3.1(a).
     -----------------------------                --------------
     Additional Charges: As defined in Section 3.3.
     ------------------                -----------
     Additional Fixed Rent: As defined in Section 3.1(d).
     ---------------------                --------------
     Additional  Land:  That  certain  parcel of land  located  adjacent  to the
     ----------------
Facility which is described on Exhibit A, Page A-2 and included in the Leased
                               -------------------
Property. Lessor shall have no obligation to acquire the Additional Land. In the event Lessor does not acquire fee title to the Additional Land and the ground lease for the Additional Land terminates, the Additional Land shall no longer be a part of the Leased Property.

     Affiliate:  As used in this Lease the term  "Affiliate"  of a person  shall
     ---------
mean (a) any person that, directly or indirectly, controls or is controlled by or is under common control with such person, (b) any other person that owns, beneficially, directly or indirectly, ten percent or more of the outstanding capital stock, shares or equity interests of such person, or (c) any officer, director, employee, partner or trustee of such person or any person controlling, controlled by or under common control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person). The term "person" means and includes individuals, corporations, general and limited partnerships, limited liability companies, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests, by contract or otherwise.

     Annual Budget:  As used in this Lease,  the term "Annual Budget" shall mean
     -------------
an operating budget and a capital budget prepared by Lessee and approved by Lessor in accordance with Section 3.5.
                          -----------
     Annual Food Sales Break Point: As defined in Section 3.1(c)(ii) and Exhibit
B.   -----------------------------                ------------------     -------
- -
     Annual Room Revenues Break Point(s):  As defined in Section  3.1(c)(ii) and
     -----------------------------------                 -------------------
Exhibit B.
- ---------
     Annual Room Revenues  First Break Point:  As defined in Section  3.1(c)(ii)
     ---------------------------------------                 -------------------
and Exhibit B.
    ---------
     Annual Room Revenues Second Break Point:  As defined in Section  3.1(c)(ii)
     ---------------------------------------                 -------------------
and Exhibit B.
    ---------
     Approval: As defined in Section 42.4.
     --------                ------------
     Approved Financial Institution: As defined in Section 35.2.
     ------------------------------                ------------
     Award: As defined in Section 15.1(c).
     -----                ---------------

      Base Rate: The prime rate (or base rate) reported in the Money Rates
      ---------
column or comparable section of The Wall Street Journal as the rate then in
                                -----------------------
effect for corporate loans at large U.S. money center commercial banks, whether or not such rate has actually been charged by any such bank. If no such rate is reported in The Wall Street Journal or if such rate is discontinued, then Base
            -----------------------
Rate shall mean such other successor or comparable rate as Lessor may reasonably designate.

     Base Rent Schedule: As defined in Section 3.1(a) and Exhibit D.
     ------------------                --------------     ---------
     Beverage Sales: Shall mean gross revenue from the sale of (i) wine, beer, liquor or other alcoholic beverages, whether sold in a bar or lounge, delivered to or available in a guest room, sold at meetings or banquets or at any other location at the Leased Property and (ii) nonalcoholic beverages sold in a bar or lounge. Such gross revenue constituting Beverage Sales shall include sales by Lessee and its permitted subtenants, licensees and concessionaires, but revenues from subleases, licenses or similar arrangements for alcoholic beverage sales which are entered into by Lessor, by any prior owner of the Leased Property, or by Lessee in compliance, but only in compliance, with Section 21.1 with parties
                                                      ------------
who are not Affiliates of Lessee, shall be classified as Other Income and shall only include rents received by Lessee under such existing subleases, licenses or similar arrangements. Such revenue shall be determined in a manner consistent with the Uniform System and shall not include the following:

          (a) Any gratuity or service charge added to a customer's bill or statement in lieu of a gratuity which is paid directly to an employee;

          (b) Credits, rebates or refunds; and

          (c) Sales taxes or taxes of any other kind imposed on the sale of alcoholic or other beverages.

     Break Points: As defined in Section 3.1(c).
     ------------                --------------
     Business Day: Each Monday, Tuesday, Wednesday,  Thursday and Friday that is
     ------------
not a day on which national banks in the City of Dallas, Texas or in the municipality wherein the Leased Property is located are closed.

     CPI Factor: As defined in Section 3.1(e).
     ----------                --------------
     Capital Budget: As defined in Section 3.5.
     --------------                -----------

     Capital  Expenditures:  Amounts  advanced  to  pay  the  costs  of  Capital
     ---------------------
Improvements.

     Capital  Expenditures  Reserve: An amount equal to 4% of Gross Revenues for
     ------------------------------
each Lease Year, to be accrued by Lessor in accordance with the provisions of
Article XXXVIII hereof.
- ---------------
     Capital Impositions:  Taxes, assessments or similar charges imposed upon or
     -------------------
levied against the Leased Property for the costs of public improvements, including, without limitation, roads, sidewalks, public lighting fixtures, utility lines, storm sewers drainage facilities, and similar improvements.

     Capital Improvements: Subject to Exhibit C attached hereto, improvements to
     --------------------             ---------
(a) the external walls and internal load bearing walls (other than windows and plate glass), (b) the roof of the Facility, (c) private roadways, parking areas, sidewalks and curbs appurtenant thereto that are under Lessee's control (other than cleaning, patching and striping), (d) mechanical, electrical and plumbing systems that service common areas, entire wings of the Facility or the entire Facility, including conduit and ductware connected thereto, and (e) items of the types described on Exhibit C attached hereto as "capital". Any dispute as to whether an improvement is a capital or non-capital improvement shall be resolved by arbitration pursuant to Section 40.2.
                           ------------
     Cash: As defined in Section 35.2.
     ----                ------------
     CERCLA:  The  Comprehensive   Environmental   Response,   Compensation  and
     ------
Liability Act of 1980, as amended.

     Claims: As defined in Section 12.1.
     ------                ------------

     COBRA:  The  Consolidated  Omnibus  Budget  Reconciliation  Act of 1985, as
     -----
amended.

     Code: The Internal Revenue Code of 1986, as amended.
     ----
     Commencement Date: As defined in Section 1.2.
     -----------------                -----------
     Company: Patriot American Hospitality, Inc., a Virginia corporation.
     -------
     Comparable Lease: As defined in Section 36.1.
     ----------------                ------------
     Condemnation, Condemnor: As defined in Section 15.1.
     -----------------------                ------------
     Consolidated Financials: For any fiscal year or other accounting period for
     -----------------------
Lessee and its consolidated Subsidiaries (and, if required by Section 35.3(b),
                                                              ---------------
for Doubletree Hotels and its consolidated Subsidiaries), statements of operations, partners' capital and cash flow (or, in the case of a corporation, statements of operations, retained earnings and cash flow) for such period and for the period from the beginning of the respective fiscal year to the end of such period and the related balance sheet as at the end of such period, together with the notes to any such statement, all in such detail as may be required by the SEC with respect to filings made by the Company or Lessor, and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP and audited annually (and quarterly if required by the SEC) by a so-called "Big Six" firm of independent certified public accountants. Consolidated Financials of Lessee shall be prepared on the basis of a December 31 fiscal year, or on such other basis as Lessor shall designate.

     Consumable Supplies: Office supplies, cleaning supplies,  uniforms, laundry
     -------------------
and valet supplies, engineering supplies, fuel, stationery, soap, matches, toilet and facial tissues, and such other supplies as are consumed customarily on a recurring basis in the operation of the Facility, together with food and beverages that are to be offered for sale to guests and to the public.

     Consumer Price Index: The "Consumer Price Index" published by the Bureau of
     --------------------
Labor Statistics of the United States Department of Labor, U.S. City Average, All Item for Urban Wage Earners and Clerical Workers (1982-1984=100).

     Conversion  Costs:  Those costs and expenses  incurred by Lessor to convert
     -----------------
the Facility to a Doubletree Hotel.

     Cumulative Monthly Portion: As defined in Section 3.1(c)(ii).
     --------------------------                ------------------
     Date of Taking: As defined in Section 15.1(b).
     --------------                ---------------
     Deferred Rent: As defined in Section 3.1(d).
     -------------                --------------
     Doubletree Hotels: Doubletree Hotels Corporation, an Arizona corporation.
     -----------------
     Doubletree Standards: Nationwide standards established by Doubletree Hotels
     --------------------
for hotels comparable to the Facility which utilize the Doubletree name and which offer comparable quality, service and amenities as the Facility; provided, however, that Lessor shall not be obligated to comply with, and the term Doubletree Standards as used in this Lease shall not include, standards which constitute an upgrade of the Facility or its quality, services and amenities to a different class of hotel (such as, for example, an upgrade from current Doubletree hotel standards to those of a Ritz Carlton or Four Seasons, or an upgrade of standards applicable to a Holiday Inn, to those of a Holiday Inn Crowne Plaza, or an upgrade of standards which would change a hotel from a three
(3) star hotel to a four (4) star hotel). The foregoing examples are illustrations only of the types of changes the magnitude of which would constitute an upgrade and are not necessarily intended to imply that any such example defines the Facility.

     Emergency   Expenditures:   Expenditures  required  to  take  necessary  or
     ------------------------
appropriate actions to respond to Emergency Situations.

     Emergency  Situations:  Fire,  any other  casualty,  or any  other  events,
     ---------------------
circumstances or conditions (including, without limitation, those involving Hazardous Materials) which threaten the safety or physical well-being of the Facility's guests or employees or which involve the risk of material property damage or material loss to the Facility.

     Environmental Authority: Any department,  agency or other body or component
     -----------------------
of any Government that exercises any form of jurisdiction or authority under any Environmental Law.

     Environmental Authorization: Any license, permit, order, approval, consent,
     ---------------------------
notice, registration, filing or other form of permission or authorization required under any Environmental Law.

     Environmental  Laws:  All  applicable  federal,  state and  local  laws and
     -------------------
regulations relating to pollution of the environment (including without limitation, ambient air, surface water, ground water, land surface or subsurface strata), including without limitation laws and regulations relating to emissions, discharges, Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials. Environmental Laws include but are not limited to CERCLA, FIFRA, RCRA, SARA and TSCA.

     Environmental  Liabilities:  Any and all actual or potential obligations to
     --------------------------
pay the amount of any judgment or settlement, the cost of complying with any settlement, judgment or order for injunctive or other equitable relief, the cost of compliance or corrective action in response to any notice, demand or request from an Environmental Authority, the amount of any civil penalty or criminal fine, and any court costs and reasonable amounts for attorney's fees, fees for witnesses and experts, and costs of investigation and preparation for defense of any claim or any Proceeding, regardless of whether such Proceeding is threatened, pending or completed, that may be or have been asserted against or imposed upon Lessor, Lessee, any Predecessor, the Leased Property or any property used therein and arising out of:

          (a) the failure to comply at any time with all Environmental Laws applicable to the Leased Property;

          (b) the presence of any Hazardous Materials on, in, under, at or in any way affecting the Leased Property;

          (c) a Release or threatened Release of any Hazardous Materials on, in, at, under or in any way affecting the Leased Property;

          (d) the identification of Lessee, Lessor or any Predecessor as a potentially responsible party under CERCLA or under any other Environmental Law;

          (e) the presence at any time of any above-ground and/or underground storage tanks, as defined in RCRA or in any applicable Environmental Law on, in, at or under the Leased Property or any adjacent site or facility; or

          (f) any and all claims for injury or damage to persons or property arising out of exposure to Hazardous Materials originating or located at the Leased Property, or resulting from operation thereof or any adjoining property.

     Event of Default: As defined in Section 16.1.
     ----------------                ------------
     Excess  Mortgage:  A mortgage,  deed to secure debt or similar lien against
     ----------------
the Leased Property (or any portion thereof) for which all of the following conditions are met: (i) the Leased Property is the only real property collateral for the loan secured by such mortgage, deed to secure debt or similar lien instrument; (ii) the principal amount secured by such mortgage, deed to secure debt or similar lien instrument (whether by itself or when added to the outstanding balance of any outstanding superior mortgage, deed to secure debt or similar lien instrument) exceeds seventy percent (70%) of the fair market value of the Leased Property as determined as of the day on which Lessor grants such mortgage, deed to secure debt or similar lien instrument; and (iii) neither Lessor nor the Company has recourse liability (whether as borrower, guarantor or otherwise) for the indebtedness secured by the mortgage, deed to secure debt or similar lien instrument.

     Existing Condition: As defined in Section 8.3(b).
     ------------------                --------------

     Facility:  The hotel  and/or  other  facility  offering  lodging  and other
     --------
services or amenities being operated or proposed to be operated on the Leased Property.

     First Fixed Year: As defined in Section 3.1(b)(i).
     ----------------                -----------------
     FIFRA: The Federal Insecticide, Fungicide, and Rodenticide Act, as amended.
     -----
     First Tier Food Sales  Percentage:  As  defined in Section  3.1(c)(ii)  and
     ---------------------------------                  -------------------
Exhibit B.
- ---------
     First Tier Room Revenue  Percentage:  As defined in Section  3.1(c)(ii) and
     -----------------------------------                 -------------------
Exhibit B.
- ---------
     Fixed Base Rent: As defined in Article III.
     ---------------                -----------
     Fixed Rent Factor: As defined in Section 3.1(e).
     -----------------                --------------
     Fixed Rent Period: As defined in Section 3.1(b).
     -----------------                --------------
     Fixtures: As defined in Section 1.1.
     --------                -----------
     Food  Sales:  Shall  mean  (i)  gross  revenue  from  the  sale of food and
     -----------
non-alcoholic beverages that are prepared at the Facility and sold or delivered on or off the Facility by Lessee, its permitted subtenants, licensees, or concessionaires whether for cash or for credit, including in respect of guest rooms, banquet rooms, meeting rooms and other similar rooms, and (ii) gross revenue from the rental of banquet, meeting and other similar rooms. Such gross revenue constituting Food Sales shall include sales by Lessee and its permitted subtenants, licensees and concessionaires, but revenues from subleases, licenses or similar arrangements for food and non-alcoholic beverage sales which are entered into by Lessor, by any prior owner of the Leased Property, or by Lessee, in compliance, but only in compliance, with Section 21.1 with parties who are
                                            ------------
not Affiliates of Lessee, shall be classified as Other Income and shall only include rents received by Lessee under such existing subleases, licenses or similar arrangements. Such revenue shall be determined in a manner consistent with the Uniform System and shall not include the following:

          (a) Vending machine sales;

          (b) Any gratuities or service charges added to a customer's bill or statement in lieu of a gratuity which is paid directly to an employee;

          (c) Non-alcoholic beverages sold from a bar or lounge;

          (d) Credits, rebates or refunds; and

          (e) Sales taxes or taxes of any other kind imposed on the sale of food or nonalcoholic beverages.

     Franchise  Agreement:  Any franchise  agreement or license agreement with a
     --------------------
franchisor under which the Facility is operated.

     Furniture and Equipment:  For purposes of this Lease,  the terms "furniture
     -----------------------
and equipment" shall mean collectively all furniture, furnishings, wall coverings, fixtures and hotel equipment and systems owned by Lessor and located at, or used in connection with, the Facility, together with all replacements therefor and additions thereto, including, without limitation, (i) all equipment and systems required for the operation of kitchens, bars and restaurants, and laundry and dry cleaning facilities, (ii) office equipment, (iii) dining room wagons, materials handling equipment, and cleaning and engineering equipment,
(iv) telephone and computerized accounting systems, and (v) vehicles.

     GAAP:  Generally  accepted  accounting   principles  as  are  at  the  time
     ----
applicable and otherwise consistently applied.

     Government: The United States of America, any city, county, state, district
     ----------
or territory thereof, or any political subdivision of any of the foregoing.

     Gross  Operating  Expenses:  For  purposes of this  Lease,  the term "Gross
     --------------------------
Operating Expenses" shall mean for a period the expenses of the Facility for such period which are deducted from revenues for purposes of determining Lessee's "Income Before Fixed Charges" (as such term is defined in the Uniform System) and shall include all salaries and employee expense and payroll taxes (including salaries, wages, bonuses and other compensation of all employees of the Facility, and benefits including life, medical and disability insurance and retirement benefits), expenditures described in Section 9.1, operational
                                                -----------
supplies, utilities, governmental fees and assessments, food, beverages, laundry service expense, the cost of Inventory, license fees, advertising, marketing, reservation systems and any and all other operating expenses as are reasonably necessary for the proper and efficient operation of the Facility incurred by Lessee in accordance with the provisions hereof (excluding, however, (i) federal, state and municipal excise, sales and use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes, paid over to federal, state or municipal governments, (ii) the cost of insurance to be provided under Article XIII, (iii) Real Estate Taxes and
                               ------------
Personal Property Taxes, and (iv) payments on any Mortgage or other security instrument on the Facility); all determined in accordance with GAAP and the Uniform System.

     Gross  Operating  Profit:  For any Lease Year, the excess of Gross Revenues
     ------------------------
over Gross Operating Expenses.

     Gross  Revenues:  All  revenues,  receipts,  and income of any kind derived
     ---------------
directly or indirectly by Lessee from or in connection with the operation of the Facility whether on a cash basis or credit, paid or collected, determined in accordance with GAAP and the Uniform System, excluding, however: (i) funds furnished by Lessor, (ii) federal, state and municipal excise, sales, and use taxes collected directly from patrons and guests or as a part of the sales price of any goods, services or displays, such as gross receipts, admissions, cabaret or similar or equivalent taxes and paid over to federal, state or municipal governments, (iii) gratuities, (iv) proceeds of insurance and condemnation, (v) proceeds from sales other than sales in the ordinary course of business, (vi) all loan proceeds from financing or refinancings of the Facility or interests therein or components thereof, (vii) judgments and awards, except any portion thereof arising from normal business operations of the hotel, and (viii) items constituting "allowances" under the Uniform System.

     Hazardous Materials: All chemicals,  pollutants,  contaminants,  wastes and
     -------------------
toxic substances, including without limitation:

          (a)  Solid  or  hazardous   waste,  as  defined  in  RCRA  or  in  any
Environmental Law;

          (b) Hazardous substances, as defined in CERCLA or in any Environmental Law;

          (c) Toxic substances, as defined in TSCA or in any Environmental Law;

          (d) Insecticides, fungicides, or rodenticides, as defined in FIFRA or in any Environmental Law;

          (e)   Gasoline   or  any  other   petroleum   product  or   byproduct,
polychlorinated biphenyls, asbestos and urea formaldehyde;

          (f) Asbestos or asbestos containing materials;

          (g) Urea Formaldehyde foam insulation; and

          (h) Radon gas.

     Holder:  Any  holder  of  any  indebtedness  of  the  Lessor  or any of its
     ------
Affiliates, any holder of a Mortgage, any purchaser of the Leased Property or any portion thereof at a foreclosure sale or any sale in lieu thereof, or any designee of any of the foregoing.

     Impositions: Collectively, all taxes (including, without limitation, all ad
     -----------
valorem, sales and use, occupancy, single business, gross receipts, transaction privilege, rent or similar taxes as the same relate to or are imposed upon Lessee or Lessor or Lessee's business conducted upon the Leased Property), assessments (including, without limitation, all assessments for public improvements or benefit, whether or not commenced or completed prior to the date hereof and whether or not to be completed within the Term), water, sewer or other rents and charges, excises, tax inspection, authorization and similar fees and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Leased Property or the business conducted thereon by Lessee (including all interest and penalties thereon caused by any failure in payment by Lessee), which at any time prior to, during or with respect to the Term hereof may be assessed or imposed on or with respect to or be a lien upon (a) Lessor's interest in the Leased Property, (b) the Leased Property, or any part thereof or any rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on or in connection with the Leased Property, or the leasing or use of the Leased Property or any part thereof by Lessee; excluding, however, Real Estate Taxes and Personal Property Taxes which are to be paid by Lessor pursuant to the terms of this Lease. Nothing contained in this definition of Impositions shall be construed to require Lessee to pay (1) any tax based on net income (whether denominated as a franchise or capital stock or other tax) imposed on Lessor or any other person, or (2) any net revenue tax of Lessor or any other person, or (3) any tax imposed with respect to the sale, exchange or other disposition by Lessor of any Leased Property or the proceeds thereof.

     Indemnified  Party:  Either  of a  Lessee  Indemnified  Party  or a  Lessor
     ------------------
Indemnified Party.

     Indemnifying  Party: Any party obligated to indemnify an Indemnified  Party
     -------------------
pursuant to any provision of this Lease.

     Initial Base Rent: As defined in Article III.
     -----------------                -----------
     Initial Nonconsumable Inventory: As defined in Section 6.2(a).
     -------------------------------                --------------
     Initial Rent Period: As defined in Section 3.1(a).
     -------------------                --------------
     Initial Year Fixed Base Rent: As defined in Section 3.1(b)(i).
     ----------------------------                -----------------
     Insurance Requirements:  All terms of any insurance policy required by this
     ----------------------
Lease and all requirements of the issuer of any such policy.

     Inventory:  All  "Inventories of Merchandise" and "Inventories of Supplies"
     ---------
as defined in the Uniform System, including, but not limited to, linens, china, silver, glassware and other non-depreciable personal property, and any property of the type described in Section 1221(1) of the Code.

     Land: As defined in Article I.
     ----                ---------
     Lease: This Lease.
     -----
     Lease Year:  Any  twelve-month  period from January 1 to December 31 during
     ----------
the Term; provided that the initial Lease Year shall be the period beginning on the Commencement Date and ending on December 31, 1996, and the last Lease Year shall be the period beginning on January 1 of the calendar year in which the Term expires (to the extent any computation or other provision hereof provides for an action to be taken on a Lease Year basis, an appropriate proration or other adjustment shall be made in respect of the initial and final Lease Years to reflect that such periods are less than full calendar year periods).

     Leased Improvements; Leased Property: Each as defined in Article I.
     ------------------------------------                     ---------
     Legal  Requirements:  All  federal,  state,  county,  municipal  and  other
     -------------------
governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Leased Property or the maintenance, construction, use, operation or alteration thereof (whether by Lessee or otherwise), now or hereafter enacted and in force, including (a) all laws, rules or regulations pertaining to the environment, occupational health and safety and public health, safety or welfare, and (b) any laws, rules or regulations that may (1) require repairs, modifications or alterations in or to the Leased Property or (2) in any way adversely affect the use and enjoyment thereof; and all permits, licenses and authorizations necessary or appropriate to operate the Leased Property for its Primary Intended Use; and all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Lessee (other than encumbrances hereafter created by Lessor without the consent of Lessee), at any time in force affecting the Leased Property.

     Lessee:  The Lessee  designated on this Lease and its permitted  successors
     ------
and assigns.

     Lessee Indemnified Party: Lessee, any Affiliate of Lessee, any other Person
     ------------------------
against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest in Lessee, the officers, directors, stockholders, partners, members, employees, agents and representatives of any of the foregoing Persons and any corporate stockholder, agent, or representative of any of the foregoing Persons, and the respective heirs, personal representatives, successors and assigns of any such officer, director, stockholder, employee, agent or representative.

     Lessee's Personal Property: As defined in Section 6.2.
     --------------------------                -----------
     Lessor:  The Lessor designated on this Lease and its respective  successors
     ------
and assigns.

     Lessor Impositions: With respect to each Lease Year, an amount equal to the
     ------------------
aggregate amount of Capital Impositions, Real Estate Taxes and Personal Property Taxes due and payable for such Lease Year.

     Lessor  Indemnified Party:  Lessor, any Affiliate of Lessor,  including the
     -------------------------
Company, any other Person against whom any claim for indemnification may be asserted hereunder as a result of a direct or indirect ownership interest in Lessor, the officers, directors, stockholders, partners, members, employees, agents and representatives of any of the foregoing Persons and of any stockholder, partner, member, agent, or representative of any of the foregoing Persons, and the respective heirs, personal representatives, successors and assigns of any such officer, director, partner, stockholder, employee, agent or representative.

     Lessor  Insurance  Costs:  The  costs to be borne by Lessor  for  insurance
     ------------------------
coverages contemplated by Article XIII hereof.
                          ------------
     Lessor Obligations: An amount equal to (a) the aggregate amount that Lessor
     ------------------
is obligated to pay for the Lease Year in question under the terms of this Lease for Lessor Impositions and Lessor Insurance Costs (excluding, for purposes of calculating Rent, all interest and penalties thereon caused by the failure of Lessor to timely pay such items) plus (b) the amount to be accrued by Lessor in the Capital Expenditures Reserve for the Lease Year in question.

     Lessor's  Audit:  An  audit  by  Lessor's   independent   certified  public
     ---------------
accountants of the operation of the Leased Property during any Lease Year, which audit may, at Lessor's election, be either a complete audit of the Leased Property's operations or an audit of Room Revenues, Food Sales, Beverage Sales and Other Income realized from the operation of the Leased Property during such Lease Year.

     Licenses: As defined in Section 42.2.
     --------                ------------
     Management Agreement: As defined in Section 21.3.
     --------------------                ------------

     Manager: As defined in Section 21.3.
     -------                ------------
     Market Decline: As defined in Section 3.7(b).
     --------------                --------------
     Measurement Date: As defined in Section 3.1(e).
     ----------------                --------------
     Migration: As defined in Section 8.3(b).
     ---------                --------------
     Minimum Net Worth: As defined in Section 35.1.
     -----------------                ------------
     Minimum Return: An amount,  computed on an annual basis and after provision
     --------------
for the payment of Lessor Obligations, equal to 10% of the Renovation Costs and the Total Hotel Cost.

     Monthly Revenues Computation: As defined in Section 3.1(c).
     ----------------------------                --------------
     Mortgage: As defined in Section 28.2.
     --------                ------------
     Net Worth: As defined in Section 35.1.
     ---------                ------------
     Nonconsumable Inventory: Inventory exclusive of Consumable Supplies.
     -----------------------
     Notice: A notice given pursuant to Article XXX.
     ------                             -----------
     Officer's Certificate: A certificate of Lessee reasonably acceptable to
     ---------------------
Lessor, signed by the chief financial officer or another officer duly authorized so to sign by Lessee or a general partner of Lessee, or any other person whose power and authority to act has been authorized by delegation in writing by any such officer.

     Operating Budget: As defined in Section 3.5.
     ----------------                -----------
     Other Income: All revenues, receipts, and income of any kind derived directly or indirectly from or in connection with the Facility and included in Gross Revenues other than Room Revenues, Food Sales or Beverage Sales.

     Other Income Percentage: As defined in Section 3.1(c)(ii) and Exhibit B.
     -----------------------                ------------------     ---------
     Other Leased  Properties:  Shall mean any other hotels,  in addition to the
     ------------------------
Leased Property, which at the time are the subject of leases in which Lessor or an Affiliate of Lessor is the landlord and Lessee or an Affiliate of Lessee is the tenant.

     Other Leases: Shall mean the leases in effect at the time pursuant to which
     ------------
Lessor or an Affiliate of Lessor leases to Lessee or an Affiliate of Lessee the Other Leased Properties.

     Overdue Rate: On any date, a rate equal to the Base Rate plus 5% per annum,
     ------------
but in no event greater than the maximum rate then permitted under applicable law.

     Payment Date: Any due date for the payment of any installment of Rent.
     ------------

     Percentage Rent: As defined in Section 3.1(c).
     ---------------                --------------
     Performance Failure: A Revenue Performance Shortfall, a Market Decline or a
     -------------------
Profit Decline.

     Person: Any Government,  natural person, corporation,  partnership or other
     ------
legal entity.

     Personal Property Limitation: As defined in Section 18.1.
     ----------------------------                ------------
     Personal  Property  Taxes:  All  personal  property  taxes  imposed  on the
     -------------------------
furniture, furnishings or other items of personal property located on, and used in connection with, the operation of the Leased Improvements as a hotel (other than Inventory and other personal property owned by the Lessee and/or its tenants, licensees, concessionaires, agents or contractors), together with all replacements, modifications, alterations and additions thereto.

     Predecessor:  Any Person whose liabilities  arising under any Environmental
     -----------
Law have or may have been retained or assumed by Lessor or Lessee pursuant to the provisions of this Lease.

     Primary Intended Use: As defined in Section 7.2(b).
     --------------------                --------------
     Proceeding:  Any judicial  action,  suit or  proceeding  (whether  civil or
     ----------
criminal), any administrative proceeding (whether formal or informal), any investigation by a governmental authority or entity (including a grand jury), and any arbitration, mediation or other non-judicial process for dispute resolution.

     Profit Decline: As defined in Section 3.7(c).
     --------------                --------------
     RCRA: The Resource Conservation and Recovery Act, as amended.
     ----
     Real Estate Taxes:  All real estate and other ad valorem  taxes,  including
     -----------------
general and special assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not completed within the Term), if any, which are imposed upon the Land, the Leased Improvements, the Fixtures and Lessor's and Lessee's estates in any easements, rights and appurtenances relating to the Land and the Leased Improvements, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, in every character (including all interest and penalties thereon caused by any failure in payment by Lessor). Real Estate Taxes shall also include all other taxes imposed in lieu of real estate taxes as described in the preceding sentence. Real Estate Taxes shall not include taxes on the property of Lessee or its tenants, licensees, concessionaires, agents or contractors, including, without limitation, on Inventory.

     Release:  A  "Release"  as defined in CERCLA or in any  Environmental  Law,
     -------
unless such Release has been properly authorized and permitted in writing by all applicable Environmental Authorities or is allowed by such Environmental Law without authorizations or permits.

     Renovation Costs: An amount equal to those costs and expenses incurred with
     ----------------
respect to the renovation work to be performed by or on behalf of Lessor and preliminarily described on Exhibit E attached hereto. Such renovation work to be
                           ---------
performed by or on behalf of Lessor shall not exceed $950,000.00 unless otherwise agreed in writing by Lessor and Lessee. Exhibit E is a preliminary
                                                  ---------
schedule of renovation work and shall be subject to final approval by Lessor and Lessee.

     Rent:  Collectively,  the Initial  Base Rent,  Fixed Base Rent,  Percentage
     ----
Rent, and Additional Charges.

     Revenue Audit: As defined in Section 3.2(b).
     -------------                --------------
     Revenue Performance Shortfall: As defined in Section 3.7(a).
     -----------------------------                --------------
     Revenues Computation: As defined in Section 3.1(c).
     --------------------                --------------
     RevPAR Yield Index: As defined in Section 3.7(b).
     ------------------                --------------
     Room  Revenues:  Gross  revenue from the rental of guest rooms,  whether to
     --------------
individuals, groups or transients, at the Facility, determined in a manner consistent with the Uniform System, excluding the following:

          (a) The amount of all credits, rebates or refunds to customers, guests or patrons; and

          (b) All sales taxes or any other taxes imposed on the rental of such guest rooms; and

          (c) any fees collected for amenities including, but not limited to, telephone, laundry, movies or concessions.

     SARA: The Superfund Amendments and Reauthorization Act of 1986, as amended.
     ----
     SEC: The U.S. Securities and Exchange Commission or any successor agency.
     ---
     Second Tier Food Sales  Percentage:  As defined in Section  3.1(c)(ii)  and
     ----------------------------------                 -------------------
Exhibit B.
- ---------
     Second Tier Room Revenue  Percentage:  As defined in Section 3.1(c)(ii) and
     ------------------------------------                 ------------------
Exhibit B.
- ---------
     State:  The State or  Commonwealth of the United States in which the Leased
     -----
Property is located.

     STR  Reports:  Reports  compiled by Smith  Travel  Research  which  contain
     ------------
historical supply and demand, occupancy, and average rate information for the Facility and hotels with which it competes.

     Subordination Period: As defined in Section 21.3.
     --------------------                ------------

     Subsidiaries: Corporations or other entities in which Lessee owns, directly
     ------------
or indirectly, 50% or more of the voting rights or control, as applicable (individually, a "Subsidiary").
                  ----------
     Taking: A permanent or temporary taking or voluntary  conveyance during the
     ------
Term hereof of all or part of the Leased Property, or any interest therein or right accruing thereto or use thereof, as the result of, or in settlement of, any Condemnation or other eminent domain proceeding affecting the Leased Property whether or not the same shall have actually been commenced.

     Tax Law Change:  A change in the Code  (including,  without  limitation,  a
     --------------
change in the Treasury regulations promulgated thereunder) or in the judicial or administrative interpretations of the Code, which in Lessor's determination will permit Lessor or an Affiliate thereof to operate the Facility as a hotel without adversely affecting the Company's qualification for taxation as a real estate investment trust under the applicable provisions of the Code.

     Temporary Usage: As defined in Section 37.1(d).
     ---------------                ---------------
     Term: As defined in Section 1.2.
     ----                -----------
     Third Tier Room Revenue  Percentage:  As defined in Section  3.1(c)(ii) and
     -----------------------------------                 -------------------
Exhibit B.
- ---------
     Total Hotel Cost:  The  aggregate of all costs and expenses paid or accrued
     ----------------
by Lessor (i) in connection with the initial acquisition, leasing and financing of the Facility, including, without limitation, the purchase price for the Facility, all legal, accounting, engineering, consulting, commissions, title, escrow, loan and other fees, costs and expenses incurred in connection with the initial acquisition, leasing and financing of the Facility (whether before or after the closing), and franchise transfer or new franchise fees, not to exceed $12,500,000.00 in the aggregate, (ii) in connection with the acquisition of the Additional Land of the type described in (i) above, (iii) for Capital Expenditures which are funded from sources other than and in excess of the Capital Expenditures Reserve and are made pursuant to Section 10.3(a), but not
                                                      ---------------
pursuant to those described in the first sentence of Section 10.3 or Section
                                                     -----------------------
10.3(b) and (iv) in connection with converting the Facility to a Doubletree
- -------
Hotel.

     TSCA: The Toxic Substances Control Act, as amended.
     ----
     Unavoidable Delay: Delay due to strikes, lock-outs, labor unrest, inability
     -----------------
to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, unavoidable casualty, condemnation or other similar causes beyond the reasonable control of the party responsible for performing an obligation hereunder, provided that lack of funds shall not be deemed a cause beyond the reasonable control of either party hereto unless such lack of funds is caused by the breach of the other party's obligation to perform any obligations of such other party under this Lease.

     Unavoidable Occurrence:  The occurrence of strikes, lockouts, labor unrest,
     ----------------------
inability to procure materials, power failure, acts of God, governmental restrictions, enemy action, civil commotion, fire, casualty, condemnation or other similar causes beyond the reasonable control of Lessee, provided, that any such occurrence is an extraordinary (as opposed to a routine or cyclical) material event that was not reasonably foreseeable when the then applicable Annual Budget was prepared.

     Uneconomic  for its  Primary  Intended  Use:  A state or  condition  of the
     -------------------------------------------
Facility such that in the good faith judgment of Lessor, exercised reasonably, the Facility cannot be reconstructed or repaired within a reasonable period of time after the damage or loss, so as to be capable of being operated on a commercially practicable basis for its Primary Intended Use.

     Uniform  System:  Shall mean the Uniform System of Accounts for Hotels (8th
     ---------------
Revised Edition, 1986) as published by the Hotel Association of New York City, Inc., as the same may hereafter be revised, and as the same is interpreted and applied by the Lessor's independent certified public accountants in connection with any Lessor's Audit.

     Units: As defined in Section 35.1.
     -----                ------------
     Unsuitable  for its  Primary  Intended  Use:  A state or  condition  of the
     -------------------------------------------
Facility such that in the good faith judgment of Lessor, exercised reasonably, the Facility cannot be reconstructed or repaired within a reasonable period of time after the damage or loss, so as to be capable of functioning as an integrated hotel facility consistent with standards applicable to a well maintained and operated hotel.

                                   ARTICLE III

                                      RENT

     3.1 Rent. Lessee will pay to Lessor in lawful money of the United States of
         ----
America which shall be legal tender for the payment of public and private debts, at Lessor's address set forth in Article XXX hereof or at such other place or to
                                 -----------
such other Person, as Lessor from time to time may designate in a Notice, all Rent contemplated hereby during the Term on the following basis:

     (a) Initial Base Rent: During the period (the "Initial Rent Period") ending
         -----------------                          -------------------
on December 31, 1996, Lessee shall pay to Lessor Initial Base Rent (herein so called) on the following basis:

          (i) Initial Base Rent shall be payable on an estimated basis monthly in arrears on the first day of each month following the month for which Initial Base Rent has accrued, commencing at the times and in the amounts which are set forth on the Base Rent Schedule (herein so called) attached hereto as Exhibit
                                                                      -------
D-1 and made a part hereof for all purposes.
- ---
          (ii) At the end of the Initial Rent Period or as soon thereafter as may be reasonably practicable, Lessor and Lessee shall determine the Actual 1996 Initial Base Rent (herein so called) which shall be an amount equal to (a) Lessor Obligations for the Initial Rent Period, plus (b) an amount equal to the product of the sum of (x) the Renovation Costs for the Initial Rent Period, plus
(y) the Total Hotel Cost as of December 31, 1996, times eight percent (8%).

               (iii) To the extent that the Actual 1996 Initial Base Rent (herein so called) is more than the estimated Initial Base Rent actually paid by Lessee to Lessor, and all or a portion of such additional amount has not been previously paid by Lessee to Lessor as Percentage Rent, Lessee shall be obligated to pay to Lessor the amount of such difference. To the extent that the Actual 1996 Initial Base Rent is less than the amounts actually paid in respect to estimated Initial Base Rent and all or a portion of such difference was not paid as Percentage Rent, Lessee shall be entitled to a credit against the next ensuing payments of Fixed Base Rent or Percentage Rent. The adjustments, computations and payments, if any, contemplated by this subparagraph (a)(iii) shall be made and concluded on or before January 31, 1997.

     (b) Fixed Base Rent: For the period (the "Fixed Rent Period")  beginning on
         ---------------                       -----------------
January 1, 1997 and for each year thereafter during the Term, Lessee shall pay to Lessor, Fixed Base Rent (herein so called) on the following basis:

               (i) Fixed Base Rent for the Lease Year commencing January 1, 1997 (the "First Fixed Year") and for each Lease Year thereafter shall be
                ----------------
          an amount equal to the sum of (a) Lessor Obligations for the First Fixed Year, plus (b) an amount equal to the product of the sum of (x) the Renovation Costs, plus (y) the Total Hotel Cost, times eight percent (8%). The Fixed Base Rent for the First Fixed Year (Lease Year
          1997) is herein called the "Initial Year Fixed Base Rent").
                                      ----------------------------
               (ii) Estimates of Fixed Base Rent for the First Fixed Year shall be paid in arrears on the first day of each month in the amounts set forth in the Base Rent Schedule attached hereto as Exhibit D-2 and
                                                             -----------
          made a part hereof for all purposes. At the end of the First Fixed Year or as soon thereafter as is practicable, Lessor and Lessee shall determine the Actual 1997 Fixed Base Rent (herein so called) and to the extent that Actual 1997 Fixed Base Rent is more than the Fixed Base Rent actually paid by Lessee to Lessor for the First Fixed Year, and all or any portion of such additional rent has not been previously paid by Lessee to Lessor as Percentage Rent, Lessee shall be obligated to pay to Lessor the amount of such difference. To the extent that the Actual 1997 Fixed Base Rent is less than the amounts actually paid in respect to the Fixed Base Rent actually paid and all or any portion of such difference was not paid as Percentage Rent, Lessee shall be entitled to a credit against the next ensuing payments of Fixed Base Rent or Percentage Rent. The adjustments, computations and payments, if any, contemplated by this subparagraph 3.1(b)(ii) shall be made and concluded on or before January 31, 1998.

               (iii) Fixed Base Rent shall be payable in arrears in equal, consecutive monthly installments, on or before the first day of each month following the month for which such rent has accrued; provided, however, that (a) Actual 1996 Initial Base Rent and Fixed Base Rent shall be prorated on a per diem basis as to any Lease Year which is less than twelve (12) months, (b) the first and last monthly payments of Actual 1996 Initial Base Rent and Fixed Base Rent shall be prorated on a per diem basis as to any partial month, and (c) payments of Actual 1996 Initial Base Rent and Fixed Base Rent shall be subject to abatement where and only where and to the extent expressly provided in this Lease. Such prorations shall not affect the calculation of Fixed Base Rent for subsequent Lease Years.

               (iv) For purposes of calculating Initial Base Rent for 1996 and Fixed Base Rent for 1997, (a) the parties shall assume a straight line draw of the Renovation Costs over the renovation period in 1996 and 1997, as applicable, and (b) the eight (8%) return on Renovation Costs determined pursuant to Sections 3.1(a)(ii)(b) and 3.1(b)(i)(b) shall
                                 ---------------------------------------
          apply to Renovation Costs only during the portions of the applicable year after which such Renovation Costs are deemed to be drawn, as determined by (a) above.

               (v) The Fixed Base Rent for the Lease Year commencing January 1, 1998 and for each Lease Year thereafter shall be an amount equal to the Actual 1997 Fixed Base Rent, subject to increases (i) as set forth in subparagraph (e) below and (ii) for Capital Expenditures which are funded from sources other than and in excess of the Capital Expenditures Reserve and are made pursuant to Section 10.3(a), but not
                                                        ---------------
          pursuant to those described in the first sentence of Section 10.3 or
                                                               ---------------
          Section 10.3(b).
          ---------------
     (c)  Percentage   Rent:  In  addition  to  the  sums  payable  pursuant  to
          -----------------
subparagraphs (a) and (b) above, Lessee shall, within ten (10) days after the last day of each month during the Term hereof, pay to Lessor an amount equal to the Percentage Rent (herein so called) payable in accordance with the provisions of this subparagraph (c). Percentage Rent shall be calculated by the following formula (the "Revenues Computation"):
              --------------------
                    (i) For any calendar month, Percentage Rent shall equal:

                              (1) An amount equal to the Monthly Revenues
                         Computation (defined below), for the Lease Year in question less

                              (2) An amount equal to the Initial Base Rent or
                         Fixed Base Rent, as the case may be, paid by Lessee to Lessor for the Lease Year to date less

                              (3) An amount equal to the Additional Fixed Rent
                         paid by Lessee to Lessor for the Lease Year to date as calculated pursuant to Section 3.1(d)
                                                --------------
                                     less

                              (4) An amount equal to the Percentage Rent
                         theretofore paid for the Lease Year in question to date.



                    (ii)  "Monthly  Revenues   Computation"  shall  be  computed
                           -------------------------------
          utilizing the following definitions:

                              (1) "Cumulative Monthly Portion" shall mean a
                                   --------------------------
                    fraction having as its numerator the total number of calendar months (including partial months) in a Lease Year which have elapsed prior to the month in which a monthly payment of Percentage Rent is due, and having as its denominator the total number of calendar months (including partial months) in the Lease Year. For example, the Cumulative Monthly Portion in a 12-month Lease Year for the January Percentage Rent payment due February 10 will be 1/12 and for the February Percentage Rent payment due March 10 will be 2/12, and such progression shall continue for each successive calendar month so that the Cumulative Monthly Portion for the December Percentage Rent payment due January 10 of the next Lease Year will be 12/12 or 100%.

                              (2) "First Tier Room Revenue Percentage (Lease
                                   -----------------------------------------
                    Year 1996)," "First Tier Room Revenue Percentage (Lease
                    ----------    -----------------------------------------
                    Years 1997-1999)," "First Tier Room Revenue Percentage
                    ----------------    ----------------------------------
                    (Remainder of Term)," "Second Tier Room Revenue Percentage,"
                    -------------------    -----------------------------------
                    "Third Tier Room Revenue Percentage," "First Tier Food Sales
                     ----------------------------------    ---------------------
                    Percentage," "Second Tier Food Sales Percentage," and "Other
                    ----------    ---------------------------------        -----
                    Income Percentage" shall mean the percentages corresponding
                    -----------------
                    to each of such terms as set forth on Exhibit B.
                                                          ---------
                              (3) "Annual Room Revenues First Break Point" and
                                   --------------------------------------
                    "Annual Room Revenues Second Break Point" shall mean the
                     ---------------------------------------
                    amount of annual Room Revenues corresponding to each of such terms as set forth on Exhibit B.
                                          ---------
                              (4) "Annual Food Sales Break Point" shall mean the
                    amount of annual Food Sales and Beverage Sales corresponding to such term as set forth on Exhibit B.
                                                 ---------

                    (iii) The Monthly Revenues Computation shall be the amount obtained by adding, for the applicable Lease Year the following sums:

                              (1) an amount equal to the First Tier Room Revenue
                    Percentage (Lease Year 1996) or First Tier Room Revenue Percentage (Lease Years 1997 - 1999), or First Tier Room Revenue Percentage (Remainder of Term), as the case may be, of all year to date Room Revenues up to (but not exceeding) the Cumulative Monthly Portion of the Annual Room Revenues First Break Point,

                              (2) an amount equal to the Second Tier Room
                    Revenue Percentage of all year to date Room Revenues in excess of the Cumulative Monthly Portion of the Annual Room Revenues First Break Point up to (but not exceeding) the Cumulative Monthly Portion of the Annual Room Revenues Second Break Point,

                              (3) an amount equal to the Third Tier Room Revenue
                    Percentage of all year to date Room Revenues in excess of the Cumulative Monthly Portion of the Annual Room Revenues Second Break Point,

                              (4) an amount equal to the First Tier Food Sales
                    Percentage of the Cumulative Monthly Portion of all year to date Food Sales and Beverage Sales up to (but not exceeding) the Cumulative Monthly Portion of the Annual Food Sales Break Point,

                              (5) an amount equal to the Second Tier Food Sales
                    Percentage of all year to date Food Sales and Beverage Sales in excess of the Cumulative Monthly Portion of the Annual Food Sales Break Point, and

                              (6) an amount equal to the Other Income Percentage
                    of year to date revenues from Other Income.

               (iv) If the Term begins or ends in the middle of a calendar year, then the number of months falling within the Term during such calendar year shall constitute a separate Lease Year. In that event, the Annual Room Revenues First Break Point, the Annual Room Revenues Second Break Point, and the Annual Food Sales Break Point (collectively, the "Break Points")
                                                               ------------
     shall each be multiplied by a fraction equal to (A) the number of days in the Lease Year divided by (B) 365, and the Cumulative Monthly Portion for
                    ----------
     each of the months in such Lease Year shall be determined as set forth in the definition of Cumulative Monthly Portion above.

               (v) The obligation to pay Percentage Rent shall survive the expiration or earlier termination of the Term, and a final reconciliation, taking into account, among other relevant adjustments, any adjustments which are accrued after such expiration or termination date but which related to Percentage Rent accrued prior to such termination date, shall be made not later than sixty (60) days after such expiration or termination date.

     (d)  Additional  Fixed Rent.  For the  Subordination  Period (as defined in
          ----------------------
Section 21.3), Lessee's total rent obligation shall equal at least the Minimum
- ------------
Return. During the Subordination Period, Lessee shall pay to Lessor as Additional Fixed Rent (herein so called), Lessee's net cash flow from the Leased Property after allowing for a two percent (2%) management fee only until Lessor has received, through the payment of Initial Base Rent, Fixed Base Rent, Percentage Rent and/or Additional Fixed Rent, the Minimum Return. Any shortfall between the Minimum Return and the total rent paid to Lessor for the Subordination Period ("Deferred Rent") shall accrue and shall be payable after
                       -------------
the payment of Initial Base Rent or Fixed Base Rent, and shall be deemed to have been paid from time to time, to the extent of any annual Percentage Rent otherwise payable before deducting such Deferred Rent pursuant to Section 3.1(c)
                                                                  --------------
during the remaining Term of this Lease. In any event, any outstanding balance of Deferred Rent shall be paid upon the termination of this Lease.

     (e) Officer's Certificates.  An Officer's Certificate shall be delivered to
         ----------------------
Lessor monthly setting forth the calculation of the Percentage Rent payment for the most recently completed month within 10 days after each month of each Lease Year during the Term. There shall be no reduction in Initial Base Rent or Fixed Base Rent regardless of the results of the Monthly or Annual Revenues Computation. Percentage Rent shall be subject to confirmation and adjustment, if applicable, as set forth in Section 3.2. Notwithstanding the amounts of
                            -----------
Percentage Rent paid monthly pursuant to the formula set forth above, for each Lease Year during the Term commencing with the Lease Year in which the Commencement Date occurs, the Percentage Rent payable under this Lease shall be equal to the amount determined by the following formula:

          The amount equal to the Annual Revenues Computation (as defined below) for the Lease Year in question less

          An amount equal to the Initial Base Rent or Fixed Base Rent, as the case may be, paid for the applicable Lease Year less

          An amount equal to the Additional Fixed Rent paid by Lessee to Lessor for the applicable Lease Year as calculated pursuant to Section 3.1(d)
                                                                  --------------
                                     equals

          Percentage Rent for the applicable Lease Year.

The Annual Revenues Computation (herein so called) shall be the amount obtained by adding, for the applicable Lease Year, the following sums:

                              (1) an amount equal to the First Tier Room Revenue
                    Percentage (Lease Year 1996) or First Tier Room Revenue Percentage (Lease Years 1997 - 1999), or First Tier Room Revenue Percentage (Remainder of Term), as the case may be, of Room Revenues for the applicable Lease Year up to (but not exceeding) the Annual Room Revenues First Break Point,

                              (2) an amount equal to the Second Tier Room
                    Revenue Percentage of Room Revenues for the applicable Lease Year in excess of the Annual Room Revenues First Break Point up to (but not exceeding) the Annual Room Revenues Second Break Point,

                              (3) an amount equal to the Third Tier Room Revenue
                    Percentage of Room Revenues for the applicable Lease Year in excess of the Annual Room Revenues Second Break Point,

                              (4) an amount equal to the First Tier Food Sales
                    Percentage of Food Sales and Beverage Sales for the applicable Lease Year up to (but not exceeding) the Annual Food Sales Break Point,

                              (5) an amount equal to the Second Tier Food Sales
                    Percentage of Food Sales and Beverage Sales for the applicable Lease Year in excess of the Annual Food Sales Break Point, and

                              (6) an amount equal to the Other Income Percentage
                    of revenues from Other Income for the applicable Lease Year.

If the annual Percentage Rent due and payable for any Lease Year (as shown in the applicable Officer's Certificate) exceeds the amount actually paid as Percentage Rent by Lessee for such year, Lessee also shall pay such excess to Lessor at the time such certificate is delivered. If the Percentage Rent actually due and payable for such Lease Year is shown by such certificate to be less than the amount actually paid as Percentage Rent for the applicable Lease Year, Lessee shall be entitled to a credit in the amount of such overpayment against the next ensuing payment of Fixed Base Rent and/or Percentage Rent. Notwithstanding the foregoing, if the Annual Revenues Computation is less than the Initial Base Rent or Fixed Base Rent, as the case may be, for the applicable Lease Year, Lessee shall not be entitled to any credit or refund.

     (f) CPI Adjustments.
         ---------------
                  (i) For the Lease Year commencing January 1, 1998, and for each Lease Year thereafter during the Term, the Fixed Base Rent then in effect shall be increased in the following manner:

                              (1) The Fixed Base Rent for the Lease Year in
                    question shall be an amount equal to (1) the prior year's Fixed Base Rent, plus (2) the product of (aa) an amount equal to (x) the prior year's Fixed Base Rent multiplied by the CPI Factor, less (y) the prior year's Fixed Base Rent times (bb) the Fixed Rent Factor.

                              (2) The term "CPI Factor" shall mean a percentage
                    computed by dividing the Consumer Price Index for the day before the day that the new Lease Year commences ("Measurement Date") by the Consumer Price Index for the day
                      ----------------
                    that is twelve months preceding the Measurement Date.

                              (3) The term "Fixed Rent Factor" shall mean a
                    percentage computed by dividing the actual Lessor Impositions plus the Lessor Insurance Costs for the First Fixed Year by the Actual 1997 Fixed Base Rent.

                              (4) For example, if the prior year's Fixed Base
                    Rent was $500,000.00, the CPI Factor was 1.03 and the Fixed Rent Factor is .20, then the Fixed Base Rent for the Lease Year in question would be $503,000.00: $500,000 + [($500,000
                    X 1.03 - $500,000) X .2].

                  (ii) For each Lease Year during the Term commencing January 1, 1998, the Annual Room Revenues First Break Point and the Annual Room Revenues Second Break Point (together, the "Annual Room Revenues Break Points"), and the
                                   ---------------------------------
Annual Food Sales Break Point shall be increased as follows:


                  (1) The new Annual Room Revenues Break Points in the Revenues Computation described above for the Lease Year commencing January 1, 1998, and for each Lease Year thereafter shall be the product of (i) the Annual Room Revenues Break Points in effect in the most recently ended Lease Year times (ii)
the CPI Factor; and                                                   -----

                  (2) The new Annual Food Sales Break Point in the Revenues Computation described above for the Lease Year commencing January 1, 1998, and for each Lease Year thereafter during the Term, shall be the product of (i) the Annual Food Sales Break Point in effect in the most recently ended Lease Year times (ii) the CPI Factor.
- -----
                  (iii) In no event shall the Fixed Base Rent, the Annual Room Revenues Break Points or the Annual Food Sales Break Point then in effect be reduced as a result of any changes in the Consumer Price Index or any calculations made pursuant to this Subparagraph (e).

                  (iv) Adjustments calculated as set forth above in the Fixed Base Rent, Annual Room Revenues Break Points and the Annual Food Sales Break Point shall be effective on the first day of each calendar Lease Year to which such adjusted amounts apply. If Fixed Base Rent or Percentage Rent is paid prior to the determination of the amount of any adjustment to Fixed Base Rent, Percentage Rent, the Annual Room Revenues Break Points or the Annual Food Sales Break Point applicable for such period, whether because of a delay in the publication of the Consumer Price Index for the Measurement Date or because of any other reason, payment adjustments for any shortfall in or overpayment of Percentage Rent paid shall be made with the first Fixed Base Rent and Percentage Rent payments due after the amount of the adjustments are determined.

                  (v) If (a) a significant change is made in the number or nature (or both) of items used in determining the Consumer Price Index, or (b) the Consumer Price Index shall be discontinued for any reason, the Bureau of Labor Statistics shall be requested to furnish a new index comparable to the Consumer Price Index, together with information which will make possible a conversion to the new index in computing the adjusted Fixed Base Rent, Annual Room Revenues Break Points and Annual Food Sales Break Point hereunder. If for any reason the Bureau of Labor Statistics does not furnish such an index and such information, the parties will instead mutually select, accept and use such other index or comparable statistics on the cost of living in various U.S. cities that is computed and published by an agency of the United States or a responsible financial periodical of recognized authority.

     3.2 Confirmation of Percentage Rent.
         -------------------------------
          (a) Lessee shall utilize, or cause to be utilized, an accounting system for the Leased Property in accordance with its usual and customary practices, and in accordance with GAAP and the Uniform System, that will accurately record all data necessary to compute Percentage Rent, and Lessee shall retain, for at least three (3) years after the expiration of each Lease Year, reasonably adequate records conforming to such accounting system showing all data necessary to conduct Lessor's Audit and to compute Percentage Rent for the applicable Lease Years.

          (b) Lessor shall have the right from time to time by its accountants or representatives to audit such information in connection with Lessor's Audit, and to examine all Lessee's records (including supporting data and sales and excise tax returns) reasonably required to complete Lessor's Audit and to verify Percentage Rent, subject to any prohibitions or limitations on disclosure of any such data under Legal Requirements. Lessor shall provide Lessee with a copy of any such audits. If any Lessor's Audit discloses a deficiency in the payment of Percentage Rent, and either Lessee agrees with the result of Lessor's Audit or the matter is otherwise determined or compromised, Lessee shall forthwith pay to Lessor the amount of the deficiency, as finally agreed or determined, together with interest at the Overdue Rate from the date when said payment should have been made to the date of payment thereof; provided, however, that as to any Lessor's Audit that is commenced more than one (1) year after the end of any Lease Year, the deficiency, if any, with respect to such Percentage Rent shall bear interest, at the Overdue Rate, only from the date such determination of deficiency is made unless such deficiency is the result of gross negligence or willful misconduct on the part of Lessee, in which case interest, at the Overdue Rate, will accrue from the date such payment should have been made to the date of payment thereof. In addition to the amounts described above in this Section 3.2(b), if any Lessor's Audit discloses a
                        --------------
deficiency in the payment of Percentage Rent which, as finally agreed or determined, exceeds 1%, Lessee shall pay the costs of the portion of Lessor's Audit allocable to the determination of Gross Revenues (the "Revenue Audit")
                                                             -------------
and, if any such deficiency exceeds 3%, Lessee shall also pay, in addition to interest, at the Overdue Rate, and the cost of the Revenue Audit as aforesaid, an amount equal to 20% of such deficiency. In the event the Revenue Audit discloses an overpayment by Lessee, Lessee shall be entitled to a credit in the amount of such overpayment against the next ensuing payment of Fixed Base Rent and/or Percentage Rent. In no event shall Lessor undertake a Lessor's Audit more than three (3) years after the last day of the Lease Year for which such audit is requested.

          (c) Any proprietary information obtained by Lessor pursuant to the provisions of this Section shall be treated as confidential, except that such information may be used, subject to appropriate confidentiality safeguards, in any litigation between the parties and except further that Lessor may disclose such information to prospective lenders and investors and to any other persons to whom disclosure is necessary to comply with applicable laws, regulations and government requirements.

          (d) The obligations of Lessee and Lessor contained in this Section shall survive the expiration or earlier termination of this Lease. Any dispute as to the existence or amount of any deficiency in the payment of Percentage Rent as disclosed by Lessor's Audit shall, if not otherwise settled by the parties, be submitted to arbitration pursuant to the provisions of Section 40.2.
                                                                   ------------
     3.3  Additional  Charges.  In addition to the Initial Base Rent,  the Fixed
          -------------------
 Base Rent and Percentage Rent, Lessee also will pay and discharge as and when due and payable the following: (a) all other amounts, liabilities, obligations and Impositions that Lessee assumes or agrees to pay under this Lease, and (b)
  in the event of any failure on the part of Lessee to pay any of those items referred to in clause (a) of this Section 3.3, Lessee also will promptly pay and
                                  -----------
     discharge every fine, penalty, interest and cost that may be added for non-payment or late payment of such items. The items referred to in clauses (a) and (b) of this Section 3.3 being additional rent hereunder shall be referred to
                -----------
 herein collectively as the "Additional Charges". Lessor shall have all legal,
                             ------------------
 equitable and contractual rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Additional
  Charges as in the case of non-payment of the Initial Base Rent or Fixed Base Rent, as the case may be. If any installment of Initial Base Rent or Fixed Base Rent, as the case may be, Percentage Rent or Additional Charges (but only as to those Additional Charges that are payable directly to Lessor) shall not be paid on its due date, Lessee will pay Lessor within ten (10) days of demand, as Additional Charges, a late charge (to the extent permitted by law) equal to the greater of (i) interest computed at the Overdue Rate on the amount of such installment, from the due date of such installment to the date of payment thereof, or, (ii) in the event Lessee has failed to pay the amount of such installment, within ten (10) days after receipt by the Lessee of Notice from Lessor, provided that after Lessor has given one (1) such Notice in a Lease Year, the ten (10) days' Notice and cure period shall not be required for the remainder of such Lease Year, five percent (5%) of such amount. To the extent that Lessee pays any Additional Charges to Lessor pursuant to any requirement of this Lease, Lessee shall be relieved of its obligation to pay such Additional Charges to the entity to which they would otherwise be due and Lessor shall pay the same from monies received from Lessee.

     3.4 No Set Off. Rent shall be paid to Lessor without set off,  deduction or
         ----------
counterclaim; provided, however, that Lessee shall have the right of offset to the extent specifically provided in Section 39.1 and the right to assert any
                                    ------------
claim or counterclaim in a separate action brought by Lessee under this Lease or to assert any mandatory counterclaim in any action brought by Lessor under this Lease.

     3.5 Annual Budget. Not later than sixty (60) days prior to the commencement
         -------------
of each Lease Year, Lessee shall prepare and submit to Lessor an operating budget (the "Operating Budget") and a capital budget (the "Capital Budget")
             ----------------                              --------------
prepared in accordance with the requirements of this Section 3.5. The Operating
                                                     -----------
Budget and the Capital Budget (together, the "Annual Budget") shall be prepared
                                              -------------
in accordance with the Uniform System to the extent applicable and show by month and quarter and for the year as a whole in the degree of detail specified by the Uniform System for monthly statements, and in accordance with the detail level of monthly financial statements, the following:

          (a) Lessee's reasonable estimate of Gross Revenues (including room rates and Room Revenues) for the forthcoming Lease Year itemized on schedules on a monthly and quarterly basis as approved by Lessor and Lessee, together with the assumptions, in narrative form, forming the basis of such schedules.

          (b) An estimate of any amounts Lessor will be requested to provide for Capital Improvements during the current and the next four (4) Lease Years, subject to the limitations set forth in Article XXXVIII.
                                        ---------------
          (c) A cash flow projection.

          (d) A narrative description of the program for marketing and managing the Facility for the forthcoming Lease Year, including, among other things, details as to competitor performance, demand analysis, estimated market penetration by market segment, target accounts, marketing and advertising budgets, changes in personnel policies, staffing levels, major events plans, franchise issues and other matters affecting the performance and operation of the Facility, and containing a detailed budget itemization of proposed expenditures by category and the assumptions, in narrative form, forming the basis of such budget itemization.

          (e) Lessee's reasonable estimate for each month of the Lease Year of Percentage Rent, including Room Revenues, Food Sales, Beverage Sales and Other Income.

          Lessor shall have thirty (30) days after the date on which it receives the Annual Budget to review, approve, disapprove or change the entries and information appearing in the Annual Budget. If the parties are not able to reach agreement on the Annual Budget for any Lease Year during Lessor's thirty (30) day review period, the parties shall attempt in good faith during the subsequent thirty (30) day period to resolve any disputes, which attempt shall include, if requested by either party, at least one (1) meeting of executive-level officers of Lessor and Lessee. In the event the parties are still not able to reach agreement on the Annual Budget for any particular Lease Year after complying with the foregoing requirements of this Section 3.5, the parties shall adopt
                                        -----------
such portions of the Operating Budget and the Capital Budget as they may have agreed upon, and any matters not agreed upon shall be referred to arbitration as provided for in Section 40.2 hereof. Pending the results of such arbitration or
                ------------
the earlier agreement of the parties, (i) if the Operating Budget has not been agreed upon, the Leased Property will be operated in a manner consistent with the prior Lease Year's Operating Budget without adjustment pursuant to Section
                                                                       -------
3.1(e) hereof until a new Operating Budget is adopted, and (ii) if the Capital
- ------
Budget has not been agreed upon, no Capital Expenditures shall be made unless the same are set forth in a previously approved Capital Budget or are specifically required by Lessor or are otherwise required to comply with Legal Requirements or to make Emergency Expenditures.

          Lessee shall operate the Leased Property consistent with the Annual Budget and shall promptly report to Lessor in writing any actual or anticipated deviation from the Operating Budget or Capital Budget of any material or long-term consequence. In the event that Lessor believes Lessee has failed to operate the Leased Property in accordance with the provisions of this Section
                                                                      -------
3.5 with respect to Capital Expenditures and the Capital Budget, then Lessor, in
- ---
addition to its other rights and remedies under this Lease and under applicable law, shall have the right to submit to arbitration under Section 40.1 hereof the
                                                         ------------
issue of whether Lessee has failed to operate the Leased Property in accordance with the provisions of the Annual Budget as set forth in this Section 3.5 with
                                                              -----------
respect to Capital Expenditures and the Capital Budget.

     3.6 Books and Records. Lessee shall keep full and adequate books of account
         -----------------
and other records reflecting the results of operation of the Facility on an accrual basis, all in accordance with the Uniform System and GAAP and the obligations of Lessee under this Lease. The books of account and all other records relating to or reflecting the operation of the Facility shall be kept either at the Facility or at Lessee's offices in Phoenix, Arizona, Cincinnati, Ohio, or such other locations in the continental United States of America where accounting services are performed by Lessee or on Lessee's behalf and shall be available to Lessor and its representatives and its auditors or accountants, at all reasonable times for examination, audit, inspection, and transcription. All of such books and records pertaining to the Facility including, without limitation, books of account, guest records and front office records, at all times shall be the property of Lessor and shall not be removed from the Facility or Lessee's offices without Lessor's prior written approval. Lessee shall be entitled to make copies of any or all such books and records for its own files. Lessee's obligations under this Section 3.6 shall survive termination of this
Lease for any reason.           -----------

     3.7 Performance Failures.
         --------------------
          (a) If, with respect to any Lease Year during the Term, commencing with the Lease Year beginning January 1, 1998, the RevPAR Yield Index of the Leased Property as of
the end of such Lease Year shall have declined by more than fifteen (15) percentage points from the Leased Property's RevPAR Yield Index at the beginning of the Term, such decline shall constitute a Market Decline (herein so called) under this Lease except to the extent such failure is caused by an Unavoidable Occurrence. As used herein, "RevPAR Yield Index," when used with respect to the
                             ------------------
Leased Property, shall mean the percentage amount obtained by dividing the RevPAR of the Leased Property by the RevPAR of the Leased Property's Competitive Set, with the terms "RevPAR" and "Competitive Set" having the meanings ascribed
                     ------       ---------------
to them in STR Reports. Lessor and Lessee shall work in good faith to determine the Competitive Set to be used in the STR Report and, if Lessor and Lessee are unable to agree, the Competitive Set shall be determined by Smith Travel Research (or, if it refuses or is unable to do so, by arbitration pursuant to
Section 40.2). The existence of a Market Decline shall be determined on the
- ------------
basis of a STR Report which contains a full calendar year calculation of the RevPAR Yield Index of the Leased Property. If STR Reports are no longer published or do not contain sufficient information for the determination of a Market Decline, the existence of a Market Decline shall instead be determined, using the methodology presently employed by STR Reports, from information on the RevPAR Yield Index of the Leased Property contained in any other publication selected by Lessor and recognized by the hotel industry as being an authoritative source of such information or, if no such publication exists, from an analysis of the RevPAR Yield Index of the Leased Property conducted at Lessee's expense by any nationally recognized accounting firm with a hospitality division of which Lessor or an Affiliate of Lessor is not a significant client.

          (b) If, with respect to any Lease Year during the Term, commencing with the Lease Year beginning January 1, 1998, the ratio of Gross Operating Profit to Gross Revenues is less than twenty percent (20%), such event shall constitute a Profit Decline (herein so called) under this Lease, provided, however, the foregoing shall not constitute a Profit Decline to the extent (and only to the extent) that the decline results from an Unavoidable Occurrence, generally prevailing market conditions (including those affecting the hotel industry generally) which affect hotels of comparable quality and service to that of the Facility which are located within five (5) miles of the Facility, or major renovations which materially reduce the availability of rooms at the Facility. The existence of a Profit Decline shall be determined on the basis of the year-end financial information submitted by Lessee to Lessor pursuant to
Article XXII and shall be subject to confirmation by Lessor's Audit.
- ------------
          (c) Upon the occurrence of a Performance Failure, Lessor shall have the right, at Lessor's option, to terminate this Lease upon thirty (30) days' notice to Lessee, in which event Lessee shall immediately surrender the Leased Property to Lessor, and, if Lessee fails to so surrender, Lessor shall have the right, without notice, to enter upon and take possession of the Leased Property and to expel or remove Lessee and its effects without being liable for prosecution or any claim for damages therefor; and Lessee shall, and hereby agrees to, indemnify Lessor for the total of (1) in the event that Lessee does not promptly surrender the Leased Property, the reasonable costs of recovering the Leased Property and all other losses, liabilities and reasonable expenses incurred by Lessor in connection with Lessee's failure to surrender; (2) the unpaid Rent earned as of the date of termination, plus interest at the Overdue Rate accruing after the due date; and (3) all other sums of money then owing by Lessee to Lessor. Termination of this Lease and recovery of the Rent and other amounts as aforesaid shall constitute Lessor's sole remedy for the Performance Failure, and Lessee shall not be liable to Lessor for damages arising therefrom.

     3.8 Changes in Operations.  Without Lessor's prior written consent,  Lessee
         ---------------------
shall not (i) provide food and/or beverage operations at the Facility if not presently provided, (ii) discontinue any food and/or beverage operations which are presently provided, or (iii) convert a subtenant, licensee or concessionaire to an operating department of the Facility or vice-versa.

     3.9  Allocation  of  Revenues.  In the  event  that  individuals  or groups
          ------------------------
purchase rooms, food and beverage and/or the use of other hotel facilities or services together or as part of a package, Lessee agrees that revenues shall be allocated among Room Revenues, Food Sales, Beverage Sales and/or other revenue categories, as applicable, in a reasonable manner consistent with the historical allocation of such revenues.

                                   ARTICLE IV

                                   IMPOSITIONS

     4.1 Payment of Impositions.
         ----------------------
          (a) Subject to Article XII relating to permitted contests, Lessee will
                         -----------
pay, or cause to be paid, all Impositions (other than Lessor Impositions, which shall be paid by Lessor before any fine, penalty, interest or cost may be added for non-payment), before any fine, penalty, interest or cost may be added for nonpayment, such payments to be made directly to the taxing or other authorities where feasible, and will promptly furnish to Lessor copies of official receipts or other satisfactory proof evidencing such payments. Lessee's obligation to pay such Impositions shall be deemed absolutely fixed upon the date such Impositions become a lien upon the Leased Property or any part thereof, subject to Lessee's right of contest pursuant to the provisions of Article XII. If any such
                                               -----------
Imposition which is the obligation of Lessee may, at the option of the taxpayer, lawfully be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same (and any accrued interest on the unpaid balance of such Imposition) in installments payable during the Term and in such event, shall pay such installments and any unpaid balance of such Impositions prior to the expiration or earlier termination of the Term hereof and before any fine, penalty, premium, further interest or cost may be added thereto.

          (b) Lessor, at its expense, shall, to the extent required or permitted by applicable law, prepare and file all tax returns in respect of Lessor's net income, gross receipts, sales and use, single business, transaction privilege, rent, ad valorem, franchise taxes, Real Estate Taxes, Personal Property Taxes and taxes on its capital stock, and Lessee, at its expense, shall, to the extent required or permitted by applicable laws and regulations, prepare and file all other tax returns and reports in respect of any Imposition as may be required by governmental authorities.

          (c) If any refund shall be due from any taxing authority in respect of any Imposition paid by Lessee, the same shall be paid over to or retained by Lessee if no Event of Default shall have occurred hereunder and be continuing. If an Event of Default shall have been declared by Lessor and be continuing, any such refund shall be paid over to or retained by Lessor. Any such funds retained by Lessor due to an Event of Default shall be applied as provided in Article
XVI.                                                                 -------
- ---

          (d) Lessor and Lessee shall, upon request of the other, cooperate with the other party and otherwise provide such data as is maintained by the party to whom the request is made with respect to the Leased Property as may be necessary to prepare any required returns and reports. Lessee shall file all Personal Property Tax returns in such jurisdictions where it is legally required to so file. Lessor, to the extent it possesses the same, and Lessee, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property classified as personal property. Where Lessor is legally required to file Personal Property Tax returns, Lessee shall provide Lessor with copies of assessment notices in sufficient time for Lessor to file a protest.

          (e) Lessor may, upon notice to Lessee, at Lessor's option and at Lessor's sole expense, protest, appeal, or institute such other proceedings (in its or Lessee's name) as Lessor may deem appropriate to effect a reduction of real estate or personal property assessments for those Impositions to be paid by Lessor, and Lessee, at Lessor's expense as aforesaid, shall fully cooperate with Lessor in such protest, appeal, or other action. Lessor hereby agrees to indemnify, defend, and hold harmless Lessee from and against any claims, obligations, and liabilities against or incurred by Lessee in connection with such cooperation. Billings for reimbursement of Personal Property Taxes by Lessee to Lessor shall be accompanied by copies of a bill therefor and payments thereof which identify the personal property with respect to which such payments are made. Lessor, however, reserves the right to effect any such protest, appeal or other action and, upon notice to Lessee, shall control any such activity, which shall then proceed at Lessor's sole expense. Upon such notice, Lessee, at Lessor's expense, shall cooperate fully with such activities.

          (f) To the extent received by it, Lessee shall furnish Lessor with copies of all assessment notices for Real Estate Taxes and Personal Property Taxes in sufficient time for Lessor to file a protest and pay such taxes without penalty. Lessor shall within thirty (30) days after making such payment furnish Lessee with evidence of payment of Capital Impositions, Real Estate Taxes and Personal Property Taxes.

     4.2 Notice of Impositions. Lessor shall give prompt Notice to Lessee of all
         ---------------------
Impositions payable by Lessee hereunder of which Lessor at any time has knowledge, provided that Lessor's failure to give any such Notice shall in no way diminish Lessee's obligations hereunder to pay such Impositions, but if Lessee did not otherwise have knowledge of such Imposition sufficient to permit it to pay same, such failure shall obviate any default hereunder for a reasonable time after Lessee receives Notice of any Imposition which it is obligated to pay during the first taxing period applicable thereto.

     4.3  Adjustment  of  Impositions.  Impositions  payable by Lessee which are
          ---------------------------
imposed in respect of the tax-fiscal period during which the Term terminates shall be adjusted and prorated between Lessor and Lessee, whether or not such Imposition is imposed before or after such termination, and Lessee's obligation to pay its prorated share thereof after termination shall survive such termination.

     4.4 Utility  Charges.  Lessee will be solely  responsible for obtaining and
         ----------------
maintaining utility services to the Leased Property and will pay or cause to be paid all charges for electricity, gas, oil, water, sewer and other utilities used in the operation of the Leased Property during the Term.

                                    ARTICLE V

                            NO TERMINATION, ABATEMENT

     5.1 No Termination, Abatement. Except as otherwise specifically provided in
         -------------------------
this Lease, Lessee, to the extent permitted by law, shall remain bound by this Lease in accordance with its terms and shall neither take any action without the written consent of Lessor to modify, surrender or terminate the same, nor seek nor be entitled to any abatement, deduction, deferment or reduction of the Rent, or setoff against the Rent, nor shall the obligations of Lessee be otherwise affected by reason of (a) any damage to, or destruction of, any Leased Property or any portion thereof from whatever cause or any Taking of the Leased Property or any portion thereof, (b) any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding up or other proceedings affecting Lessor or any assignee or transferee of Lessor, or (c) for any other cause whether similar or dissimilar to any of the foregoing other than a discharge of Lessee from any such obligations as a matter of law. Lessee hereby specifically waives all rights, arising from any default under this Lease by Lessor which may now or hereafter be conferred upon it by law to (1) modify, surrender or terminate this Lease or quit or surrender the Leased Property or any portion thereof, or (2) entitle Lessee to any abatement, reduction, suspension or deferment of or set off against the Rent or other sums payable by Lessee hereunder, except as otherwise specifically provided in this Lease. The obligations of Lessee hereunder shall be separate and independent covenants and agreements and the Rent and all other sums payable by Lessee hereunder shall continue to be payable in all events unless the obligations to pay the same shall be terminated pursuant to the express provisions of this Lease or by termination of this Lease including by reason of an Event of Default; provided, however, nothing in this Section 5.1 shall preclude Lessor or Lessee from
                         -----------
enforcing its remedies pursuant to Section 16.2 or Article XXXIX, respectively.
                                   ------------    -------------
                                   ARTICLE VI

                               PROPERTY OWNERSHIP

     6.1 Ownership of the Leased Property.  Lessee  acknowledges that the Leased
         --------------------------------
Property is the property of Lessor and that Lessee has only the right to the possession and use of the Leased Property upon the terms and conditions of this Lease.

     6.2 Lessee's Personal Property.
         --------------------------
          (a) Upon commencement of the Term, (i) Lessee shall purchase from Lessor all Consumable Supplies at the Facility for their fair market value, and
(ii) Lessor shall transfer to Lessee all Nonconsumable Inventory located at the Facility on the Commencement Date (the "Initial Nonconsumable Inventory"). At
                                        -------------------------------
all times during the Term, Lessee shall maintain Inventory consistent with the amount of inventory which is customarily maintained in a hotel of the type and character of the Facility and is otherwise required to operate the Leased Property in the manner contemplated by this Lease and in compliance with the Franchise Agreement and all Legal Requirements. All Inventory shall be the property of Lessee, subject to Lessee's obligations under Section 6.2(b). Lessee
                                                          --------------
may (and shall as provided hereinbelow), at its expense, install, affix or assemble or place on any parcels of the Land or in any of the Leased Improvements, any items of personal property (including Inventory) owned by Lessee

(collectively,  the "Lessee's  Personal  Property").  Lessee may, subject to the
                     ----------------------------
second sentence of this Section 6.2(a) and the conditions set forth in Section
                        --------------                                 -------
6.2(b) below, remove any of Lessee's Personal Property set forth on such list at
- ------
any time during the Term or upon the expiration or any prior termination of the Term. All of Lessee's Personal Property, other than Inventory, not removed by Lessee within thirty (30) days following the expiration or earlier termination of the Term shall be considered abandoned by Lessee and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without first giving Notice thereof to Lessee, without any payment to Lessee and without any obligation to account therefor. Lessee will, at its expense, restore the Leased Property to the condition required by Section 9.1(d), including repair of all damage to the
                          --------------
Leased Property caused by the removal of Lessee's Personal Property, whether effected by Lessee or Lessor.

         (b) Upon the expiration or earlier termination of the Term for any reason, Lessee shall surrender the Leased Property to Lessor with an amount and quality of Nonconsumable Inventory equal to the Initial Nonconsumable Inventory, plus the value of any additional Nonconsumable Inventory that Lessee shall obtain from Lessor subsequent to the date of this Lease, which Nonconsumable Inventory shall be free and clear of all liens except those created by Lessor. Consumable Supplies shall be purchased by and shall be the property of Lessee and Lessee shall have no obligation to surrender such Consumable Supplies to Lessor upon the expiration or earlier termination of the Term.

          (c) Lessor and Lessee agree that, for federal income tax purposes, the transfer of the Initial Nonconsumable Inventory from Lessor to Lessee upon commencement of the Term shall be treated as a sale of the Initial Nonconsumable Inventory for the fair market value thereof (the "Purchase Price"). The Purchase
                                                  --------------
Price, plus interest thereon at the applicable federal rate published pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, shall be payable in equal monthly installments over the Term and shall be credited against amounts of Initial Base Rent or Fixed Base Rent, as the case may be, and Percentage Rent payable under this Lease. Nothing in this Section 6.2(c) shall
                                                          --------------
be interpreted to give rise to any obligation of Lessee to make any payment to Lessor, but instead this Section 6.2(c) is intended to characterize for federal
                         --------------
income tax purposes payments otherwise denominated as Rent as payments of the Purchase Price and interest thereon. Lessor and Lessee shall determine the Purchase Price in their joint inventory of the Facility to be conducted within fifteen (15) days of the date hereof.

     6.3 Lessor's  Lien.  To the fullest  extent  permitted by  applicable  law,
         --------------
Lessor is granted a lien and security interest on all Lessee's Personal Property now or hereinafter placed in or upon the Leased Property, and such lien and security interest shall remain attached to such Lessee's Personal Property until payment in full of all Rent and satisfaction of all of Lessee's obligations hereunder; provided, however, Lessor shall subordinate its lien and security interest only to that of any non-Affiliate of Lessee which finances such Lessee's Personal Property (or which finances Doubletree Hotels Corporation with a lien on such Lessee's Personal Property) or any non-Affiliate conditional seller of such Lessee's Personal Property, the terms and conditions of such subordination to be satisfactory to Lessor in the exercise of reasonable discretion. Lessee shall, upon the request of Lessor, execute such financing statements or other documents or instruments reasonably requested by Lessor to perfect the lien and security interests herein granted. Lessor shall waive its lien on Lessee's Personal Property to the extent such lien violates a negative covenant to any non-Affiliate lender of Lessee or of Doubletree Hotels Corporation.

                                   ARTICLE VII

                                 CONDITION, USE

     7.1  Condition  of the Leased  Property.  Lessee  acknowledges  receipt and
          ----------------------------------
delivery of possession of the Leased Property. Lessee has examined and otherwise has knowledge of the condition of the Leased Property and has found the same to be satisfactory for its purposes hereunder. Except as otherwise specifically provided herein, Lessee is leasing the Leased Property "as is", "with all faults", and in its present condition. Except as otherwise specifically provided herein, Lessee waives any claim or action against Lessor in respect of the condition of the Leased Property. LESSOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE LEASED PROPERTY, OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT. LESSEE ACKNOWLEDGES THAT THE LEASED PROPERTY HAS BEEN INSPECTED BY LESSEE AND IS SATISFACTORY TO IT. Lessor shall have the right to proceed against any predecessor in title for breaches of warranties or representations or for latent defects in the Leased Property, and Lessor shall, if requested by Lessee, assign any such right to Lessee if and to the extent Lessor determines not to exercise such right. If either party determines to exercise such right, the other party shall fully cooperate in the prosecution of any such claim, in Lessor's or Lessee's name, all at the cost and expense of the prosecuting party, who hereby agrees to indemnify, defend and hold harmless the other party from and against any claims, obligations and liabilities against or incurred by such other party in connection with such cooperation, and who further agrees to apply all amounts realized from the prosecution of such claim, less its expenses in connection therewith, to remedy such breach or cure such defect.

     7.2 Use of the Leased Property.
         --------------------------
          (a) Lessee covenants that it will proceed with all due diligence to obtain, and will obtain and maintain, all permits, licenses and approvals, including, without limitation, liquor licenses, needed to use and operate the Leased Property and the Facility under applicable local, state and federal law. Lessor agrees to use its reasonable efforts to cooperate with Lessee in Lessee's obtaining and maintaining such permits, licenses and approvals.

          (b) Lessee shall use or cause to be used the Leased Property only as a hotel facility, and for such other uses as may be necessary or incidental to such use, or such other use as otherwise approved by Lessor (the "Primary
                                                                  -------
Intended Use"). Lessee shall not use the Leased Property or any portion thereof
- ------------
for any other use without the prior written consent of Lessor. No use shall be made or permitted to be made of the Leased Property, and no acts shall be done, which will cause the cancellation of any insurance policy covering the Leased Property or any part thereof (unless another adequate policy satisfactory to Lessor is available and Lessee pays any premium increase), nor shall Lessee sell or permit to be kept, used or sold in or about the Leased Property any article which is prohibited by law or fire underwriter's regulations. Lessee shall comply with all of the requirements pertaining to the Leased Property of any insurance board, association, organization or company necessary for the maintenance of insurance, as herein provided, covering the Leased Property and Lessee's Personal Property, which compliance shall be performed at Lessee's sole cost except to the extent that such compliance requires the performance of a Capital Improvement or the payment of a Capital Imposition.

          (c) Subject to the provisions of Articles XIV and XV, Lessee covenants
                                           ------------     --
and agrees that during the Term it will either directly or through an approved manager (1) operate continuously the Leased Property as a hotel facility, (2) keep in full force and effect and comply in all material respects with all the provisions of the Franchise Agreement, (3) not terminate or amend in any respect the Franchise Agreement without the consent of Lessor, (4) maintain appropriate certifications and licenses for such use and (5) keep Lessor advised of the status of any material litigation affecting the Leased Property.

          (d) Subject to Lessor's obligations hereunder with respect to Capital Improvements and Capital Expenditures and to the last sentence of Section
                                                                  -------
38.1(b), Lessee shall not commit or suffer to be committed any waste on the
- -------
Leased Property, or in the Facility, nor shall Lessee cause or permit any nuisance thereon.

          (e) Lessee shall neither suffer nor permit the Leased Property or any portion thereof, or Lessee's Personal Property, to be used in such a manner as
(1) might reasonably tend to impair Lessor's (or Lessee's, as the case may be) title thereto or to any portion thereof, or (2) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Leased Property or any portion thereof.

          (f) Lessee acknowledges and agrees that all employees involved in the use and operation of the Leased Property shall be employees of Lessee, Manager, or one of their Affiliates and not of Lessor or any of its Affiliates. Lessee, its Manager, and their Affiliates shall fully comply with all Legal Requirements (subject to Lessor's obligations with respect to Capital Improvements and Capital Expenditures and to the last sentence of Section 38.1(b)) and all
                                                 ---------------
collective bargaining and other agreements applicable to such employees. Upon the expiration or earlier termination of this Lease, all such employees shall be terminated or retained by Lessee, Manager or their Affiliate, as applicable, and Lessee, Manager or their Affiliate, as applicable, shall provide any required notices or other rights to such employees, all without liability to Lessor or the Hotel, or any other owner, lessee or manager of the Hotel. Payment of all costs and expenses associated with accrued but unpaid salary, earned but unpaid vacation pay, accrued but unearned vacation pay, pension and welfare benefits, the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA")
                                                                         -----
benefits, employee fringe benefits, employee termination payments or any other employee benefits due to such employees, shall be the sole responsibility and obligation of and shall be paid when due by Lessee, Manager or their Affiliate, as applicable. Upon the expiration or earlier termination of this Lease, any owner, manager or lessee of the Hotel shall have the right, but not the obligation, to extend offers of employment to some or all of such employees on such terms and conditions as are determined solely in such party's discretion. Lessee, Manager or their Affiliate, as applicable, shall provide any notices, coverages or other rights as shall be required to comply with the medical coverage continuation requirements of COBRA to any persons who are entitled to such rights by virtue of the maintenance of any group health plan by Lessee, Manager or their Affiliate, as applicable. Lessee shall indemnify, defend and hold harmless Lessor, the Hotel, and any other owner, lessee or manager of the Hotel, from and against any and all claims, causes of action, proceedings, judgments, damages, penalties, liabilities, costs and expenses (including reasonable attorney's fees and disbursements) arising out of the employment or termination of employment of or failure to offer employment to any employee or prospective employee by Lessee, Manager or their Affiliates, or the failure of Lessee, Manager or any of their Affiliates to comply with the provisions of this section.

                                  ARTICLE VIII

                               LEGAL REQUIREMENTS

     8.1 Compliance with Legal and Insurance  Requirements.  Subject to Sections
         -------------------------------------------------              --------
8.2 and 8.3 and Article XII relating to permitted contests and Lessor's
- -----------     -----------
obligations with respect to Capital Improvements and Capital Expenditures and to the last sentence of Section 38.1(b), Lessee, at its expense, will promptly (a)
                     ---------------
comply with all applicable Legal Requirements and Insurance Requirements in respect of the use, operation, maintenance, repair and restoration of the Leased Property, and (b) procure, maintain and comply with all appropriate licenses and other authorizations required for any use of the Leased Property and Lessee's Personal Property then being made, and for the proper operation and maintenance of the Leased Property or any part thereof.

     8.2 Legal Requirement  Covenants.  Subject to Section 8.3, Lessee covenants
         ----------------------------              -----------
and agrees that (i) the Leased Property and Lessee's Personal Property shall not be used for any unlawful purpose, and that Lessee shall not permit or suffer to exist any unlawful use of the Leased Property by others, (ii) Lessee shall acquire and maintain all appropriate licenses, certifications, permits and other authorizations and approvals needed to operate the Leased Property in its customary manner for the Primary Intended Use, and any other lawful use conducted on the Leased Property as may be permitted from time to time hereunder and (iii) Lessee's use of the Leased Property and maintenance, alteration, and operation of the same, and all parts thereof, shall at all times conform to all Legal Requirements, unless the same are finally determined by a court of competent jurisdiction to be unlawful (and Lessee shall cause all such sub-tenants, invitees or others to so comply with all Legal Requirements).

     8.3 Environmental Covenants. Lessor and Lessee covenant and agree as follows: ------------------------

          (a) At all times hereafter until Lessee completely vacates the Leased Property and surrenders possession of the same to Lessor, Lessee shall fully comply with all Environmental Laws applicable to the Leased Property and the operations thereon, except to the extent that such compliance would require the remediation of Environmental Liabilities for which Lessee has no indemnity obligations under Section 8.3(b). Lessee agrees to give Lessor prompt written
                  --------------
notice of (1) all Environmental Liabilities of which Lessee has been notified in writing or of which an executive officer of Lessee and/or the property manager of the Facility is aware; (2) all pending or overtly threatened Proceedings, and all notices, demands, requests or investigations, relating to any Environmental Liability or relating to the issuance, revocation or change in any Environmental Authorization required for operation of the Leased Property of which Lessee has been notified in writing or of which an executive officer of Lessee and/or the property manager of the Facility is aware; (3) all Releases of which Lessee has been notified in writing or of which an executive officer of Lessee and/or the property manager of the Facility is aware, in amounts required to be reported or remediated under Environmental Laws at, on, in, under or in any way affecting the Leased Property, or any Release at, on, in or under any property adjacent to the Leased Property of which Lessee has been notified in writing or of which an executive officer of Lessee and/or the property manager of the Facility is aware; and (4) all facts, events or conditions of which Lessee has been notified in writing or of which an executive officer of Lessee and/or the property manager of the Facility is aware, which notice indicates or which executive officer or property manager is aware could reasonably lead to the occurrence of any of the above-referenced matters.

          (b) LESSEE WILL PROTECT, INDEMNIFY, HOLD HARMLESS AND DEFEND LESSOR INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL ENVIRONMENTAL LIABILITIES TO THE EXTENT PERMITTED BY LAW INCLUDING THOSE RESULTING FROM A LESSOR INDEMNIFIED PARTIES' OWN NEGLIGENCE WHICH ARISE OR ACCRUE DURING THE PERIOD BETWEEN THE COMMENCEMENT DATE AND THE DATE LESSEE COMPLETELY VACATES THE LEASED PROPERTY, except to the extent that the same (i) are caused by the intentionally wrongful or grossly negligent acts of Lessor Indemnified Parties or grossly negligent failures to act of Lessor, or (ii) result from conditions existing at the Leased Property at the date of this Lease (an "Existing Condition") or from Releases or
                                        ------------------
other violations of Environmental Laws originating on property other than the Leased Property but affecting the Leased Property (a "Migration"), or (iii)
                                                      ---------
Lessor fails to make funds available to remediate an Existing Condition or Migration if and as required below, provided that such exclusions shall not apply to the extent that an Existing Condition or Migration has been exacerbated by Lessee's wrongful or negligent acts, or by Lessee's wrongful or negligent failures to act if and only if Lessee is obligated to act pursuant to the following sentence. Lessee shall respond to an Emergency Situation relating to such Existing Condition or Migration in a manner that would be expected of a prudent lessee under similar circumstances. With respect to non-Emergency Situations, Lessee may require Lessor to perform any mitigation or remediations to the extent such remediation or mitigation requires the expenditure of Capital Expenditures and to the extent Lessee is not otherwise liable for the payment of such Capital Expenditures under this Section 8.3(b). Notwithstanding the
                                     --------------
provisions of Section 38.1(b) hereof, as to expenditures required to mitigate or
              ---------------
remediate Existing Conditions or Migrations which constitute Capital Expenditures (other than Capital Expenditures for which Lessee is liable under this Section 8.3), Lessor shall pay for such Capital Expenditures without
     -----------
affecting Lessor's obligations to make available funds in or to continue to accrue the Capital Expenditures Reserve; however, to the extent (but only to the extent) that it will not materially and adversely affect the five (5) year Capital Budgets, Lessor shall receive a pro rata credit for such Capital Expenditures against amounts which Lessor is obligated to accrue for the Capital Expenditures Reserve. Any dispute regarding the effect of such Capital Expenditures on the five (5) year Capital Budget and any credit therefor against accruals under the Capital Expenditures Reserve may be resolved by arbitration pursuant to Section 40.2. Lessee shall not be deemed to have acted or failed to
            ------------
have acted wrongfully or negligently if any such action it takes or fails to take is taken or not taken in accordance with the written advice of a licensed professional environmental engineer Approved in writing by Lessor, or such action (or inaction) is Approved in writing by Lessor.

          (c) Lessor hereby agrees to defend, indemnify and save harmless any and all Lessee Indemnified Parties from and against any and all Environmental Liabilities to the extent that the same were caused by the intentionally wrongful acts or grossly negligent failures to act of Lessor or to the extent (but only to the extent) that the same were caused by or exacerbated by Lessor's failure to make funds available to remediate an Existing Condition or Migration if and as required above after Notice to Lessor that such remediation is required.

          (d) If any Proceeding is brought against any Indemnified Party in respect of an Environmental Liability with respect to which such Indemnified Party may claim indemnification under either Section 8.3(b) or (c), the
                                             ---------------------
Indemnifying Party, upon request, shall at its sole expense resist and defend such Proceeding, or cause the same to be resisted and defended by counsel designated by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld; provided, however, that such approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such Indemnified Party unless a conflict of interest prevents representation of such Indemnified Party by the counsel selected by the Indemnifying Party and such separate counsel has been approved by the Indemnifying Party, which approval shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any such Proceeding made without its consent, which shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final, nonappealable judgment for an adversary party in any such Proceeding, the Indemnifying Party shall indemnify and hold harmless the Indemnified Parties from and against any liabilities incurred by such Indemnified Parties by reason of such settlement or judgement.

          (e)  At  any  time  any  Indemnified   Party  has  reason  to  believe
circumstances exist which could reasonably result in an Environmental Liability, upon reasonable prior written notice to Lessee stating such Indemnified Party's basis for such belief, an Indemnified Party shall be given immediate access to the Leased Property (including, but not limited to, the right to enter upon, investigate, drill wells, take soil borings, excavate, monitor, test, cap and use available land for the testing of remedial technologies), Lessee's employees, and to all relevant documents and records regarding the matter as to which a responsibility, liability or obligation is asserted or which is the subject of any Proceeding; provided that such access may be conditioned or restricted as may be reasonably necessary to ensure compliance with law and the safety of personnel and facilities or to protect confidential or privileged information. All Indemnified Parties requesting such immediate access and cooperation shall endeavor to coordinate such efforts to result in as minimal interruption of the operation of the Leased Property as practicable.

          (f) The  indemnification  rights and obligations  provided for in this
Article VIII shall be in addition to any indemnification rights and obligations
- ------------
provided for elsewhere in this Lease.

          (g) The  indemnification  rights and obligations  provided for in this
Article VIII shall survive the termination of this Lease.
- ------------

          For   purposes  of  this  Section  8.3,  all  amounts  for  which  any
                                    ------------
Indemnified Party seeks indemnification shall be computed net of (a) any actual income tax benefit resulting therefrom to such Indemnified Party, (b) any insurance proceeds received (net of tax effects) with respect thereto, and (c) any amounts recovered (net of tax effects) from any third parties based on claims the Indemnified Party has against such third parties which reduce the damages that would otherwise be sustained; provided that in all cases, the timing of the receipt or realization of insurance proceeds or income tax benefits or recoveries from third parties shall be taken into account in determining the amount of reduction of damages. Each Indemnified Party agrees to use its reasonable efforts to pursue, or assign to Lessee or Lessor, as the case may be, any claims or rights it may have against any third party which would materially reduce the amount of damages otherwise incurred by such Indemnified Party.

                                   ARTICLE IX
                                   ----------

                             MAINTENANCE AND REPAIRS
                             -----------------------

     9.1 Maintenance and Repair.
         ----------------------
          (a) Except as provided in Section 9.1(b),  Lessee will keep the Leased
                                    --------------
Property and all private roadways, sidewalks and curbs appurtenant thereto that are under Lessee's control, including windows and plate glass, parking lots, HVAC, mechanical, electrical and plumbing systems and equipment (including conduit and ductware), and non-load bearing interior walls, in good order and repair, except for ordinary wear and tear (whether or not the need for such repairs occurred as a result of Lessee's use, any prior use, the elements or the age of the Leased Property, or any portion thereof but subject to the obligation to make necessary and appropriate repairs and replacements as provided in this
Section 9.1(a)), and, except as otherwise provided in Section 9.1(b), Article
- --------------                                        --------------  -------
XIV or Article XV, with reasonable promptness, make all necessary and
- ---    ----------
appropriate repairs, replacements and improvements thereto of every kind and nature, whether interior or exterior ordinary or extraordinary, foreseen or unforeseen or arising by reason of a condition existing prior to the commencement of the Term of this Lease (concealed or otherwise), or required by any governmental agency having jurisdiction over the Leased Property. Lessee, however, shall be permitted to prosecute claims against Lessor's predecessors in title for breach of any representation or warranty or for any latent defects in the Leased Property to be maintained by Lessee unless Lessor is already diligently pursuing such a claim. All repairs shall, to the extent reasonably achievable, be at least equivalent in quality to the original work. Lessee will not take or omit to take any action, the taking or omission of which might materially impair the value or the usefulness of the Leased Property or any part thereof for its Primary Intended Use. If Lessee fails to make any required repairs or replacements after fifteen (15) days notice from Lessor, or after such longer period as may be reasonably required provided that Lessee at all times diligently proceeds with such repair or replacement, then Lessor shall have the right, but shall not be obligated, to make such repairs or replacements on behalf of and for the account of Lessee. In such event, such work shall be paid for in full by Lessee as Additional Charges.

          (b)  Notwithstanding  Lessee's  obligations under Section 9.1(a) above
                                                            --------------
but subject to the limitations on Lessor's obligations to make Capital Expenditures available for Capital Improvements as set forth in Article XXXVIII,
                                                                ---------------
unless caused by Lessee's negligence or willful misconduct or that of its employees, contractor or agents (but subject to Section 13.4), Lessor shall be
                                                ------------
required to make all Capital Expenditures. Except as set forth in the preceding sentence, Lessor shall not under any circumstances be required to build or rebuild any improvement on the Leased Property, or to make any repairs, replacements, alterations, restorations or renewals of any nature or description to the Leased Property, whether ordinary or extraordinary, foreseen or unforeseen, or to make any expenditure whatsoever with respect thereto, in connection with this Lease, or to maintain the Leased Property in any way. Lessee hereby waives, to the extent permitted by law, the right to make repairs at the expense of Lessor pursuant to any law in effect at the time of the execution of this Lease or hereafter enacted. Lessor shall have the right to give, record and post, as appropriate, notices of non-responsibility under any mechanic's lien laws now or hereafter existing.

          (c) Nothing contained in this Lease and no action or inaction by Lessor shall be construed as (1) constituting the request of Lessor, expressed or implied, to any contractor, subcontractor, laborer, materialman or vendor to or for the performance of any labor or services or the furnishing of any materials or other property for the construction, alteration, addition, repair or demolition of or to the Leased Property or any part thereof, or (2) giving Lessee any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Lessor and any ground lessor(s) in respect thereof or to make any agreement that may create, or in any way be the basis for any right, title, interest, lien, claim or other encumbrance upon the estate of Lessor in the Leased Property, or any portion thereof.

          (d) Lessee will, upon the expiration or prior termination of the Term, vacate and surrender the Leased Property to Lessor in the condition in which the Leased Property was originally received from Lessor, except as repaired, rebuilt, restored, altered or added to as permitted or required by the provisions of this Lease and except for ordinary wear and tear (subject to the obligation of Lessee to maintain the Leased Property in good order and repair in accordance with Section 9.1(a) above during the entire Term) or damage by
                --------------
casualty or Condemnation (subject to the terms of Articles XIV and XV and
                                                  -------------------
Lessor's obligations hereunder with respect to making Capital Improvements and Capital Expenditures).

                                    ARTICLE X

                                   ALTERATIONS

     10.1  Alterations.  Subject to first  obtaining  the  written  approval  of
           -----------
Lessor, which approval shall not be unreasonably withheld, and to first obtaining any required written approval from a Holder, Lessee may, but shall not be obligated to, make such additions, modifications or improvements to the Leased Property from time to time as Lessee deems desirable for its permitted uses and purposes, provided that such action will not alter the character or purposes of the Leased Property or detract from the value or operating efficiency thereof and will not impair the revenue-producing capability of the Leased Property or adversely affect the ability of the Lessee or Lessor to comply with the provisions of this Lease. All such work shall be performed in a first class manner in accordance with all applicable governmental rules and regulations and after receipt of all required permits and licenses. If reasonably required by Lessor all such work shall be covered by performance bonds issued by bonding companies reasonably acceptable to Lessor. The cost of such additions, modifications or improvements to the Leased Property shall be paid by Lessee, and all such additions, modifications and improvements shall, without payment by Lessor at any time, be included under the terms of this Lease and upon expiration or earlier termination of this Lease shall pass to and become the property of Lessor.

     10.2  Salvage.  All  materials  which are scrapped or removed in connection
           -------
with the making of repairs required by Articles IX or X shall be or become the
                                       -----------    -
property of Lessor or Lessee depending on which party is paying for or providing the financing for such work.

     10.3 Lessor  Alterations.  Lessor  shall have the right,  without  Lessee's
          -------------------
consent, to make or cause to be made alterations and additions to the Leased Property required in connection with (i) Emergency Situations, (ii) Legal Requirements, (iii) maintenance of the Franchise Agreement or of Doubletree Standards, as applicable, and (iv) the performance by Lessor of its obligations under this Lease. Lessor shall have the right to make other alterations and additions subject to Lessee's consent, but such consent shall not be withheld,
(a) if such alterations or additions are to be made prior to the last twenty-four (24) months of the Term and such alterations or additions will materially increase Gross Revenues and are not replacements of depreciated assets (such as recarpeting due to wear and tear which are otherwise included within Lessor's obligations under this Lease) and such alterations or additions will not materially and adversely impair the operating efficiency or revenue producing capability of the Leased Property or the ability of Lessee to comply with the provisions of this Lease during the remainder of the Term, or (b) if Lessor agrees not to add the cost of such alterations or additions to Total Hotel Cost and such alterations or additions will not materially and adversely impair the operating efficiency or revenue producing capability of the Leased Property or the ability of Lessee to comply with the provisions of this Lease during the remainder of the Term. All such work unless necessitated by Lessee's acts or omissions or unless otherwise required to be performed by Lessee under this Lease (in which event work shall be paid for by Lessee) shall be performed at Lessor's expense, in compliance with all Legal Requirements, in a good and workmanlike manner and shall be done after reasonable notice to and coordination with Lessee, so as to minimize any disruptions or interference with the operation of the Facility. Lessor and Lessee shall each have the right, in addition to its other rights and remedies under this Lease and applicable law, to refer to arbitration as provided for in Section 40.2 hereof any disagreement
                                           ------------
arising out of the provisions of this Section 10.3.
                                      ------------
                                   ARTICLE XI

                                      LIENS

     11.1 Liens.  Subject to the  provision of Article XII relating to permitted
          -----                                -----------
contests, Lessee will not directly or indirectly create or allow to remain and will promptly discharge at its expense any lien, encumbrance, attachment, title retention agreement or claim upon the Leased Property resulting from the action or inaction of Lessee, or any attachment, levy, claim or encumbrance in respect of the Rent resulting from the action or inaction of Lessee, excluding, however,
(a) this Lease, (b) the matters, if any, included as exceptions or insured against in the title policy insuring Lessor's interest in the Leased Property,
(c) restrictions, liens and other encumbrances resulting from the action or inaction of Lessor, (d) liens for those taxes which Lessee is not required to pay hereunder, (e) subleases permitted by Article XXI hereof, (f) liens for
                                          -----------
Impositions or for sums resulting from noncompliance with Legal Requirements to the extent Lessee is responsible hereunder for such compliance so long as (1) the same are not yet delinquent or (2) such liens are in the process of being contested as permitted by Article XII, (g) liens of mechanics, laborers,
                          -----------
suppliers or vendors for sums either disputed or not yet due provided that any such liens for disputed sums are in the process of being contested as permitted by Article XII hereof, and (h) any liens which are the responsibility of Lessor
   -----------
pursuant to the provisions of this Lease.

                                   ARTICLE XII

                               PERMITTED CONTESTS

     12.1 Permitted Contests.  Lessee shall have the right to contest the amount
          ------------------
or validity of any Imposition to be paid by Lessee or any Legal Requirement to be satisfied by Lessee hereunder or any lien, attachment, levy, encumbrance, charge or claim (any such Imposition, Legal Requirement, lien, attachment, levy, encumbrance, charge or claim herein referred to as "Claims") not otherwise
                                                    ------
permitted by Article XI, by appropriate legal proceedings in good faith and with
             ----------
due diligence (but this shall not be deemed or construed in any way to relieve, modify or extend Lessee's covenants to pay or its covenants to cause to be paid any such charges at the time and in the manner as in this Article provided), on condition, however, that such legal proceedings shall not operate to relieve Lessee from its obligations hereunder and shall not cause the sale or risk the loss of any portion of the Leased Property, or any part thereof, or cause Lessor or Lessee to be in default under any mortgage, deed of trust, security deed or other agreement encumbering the Leased Property or any interest therein. Upon the request of Lessor, as security for the payment of such Claims, Lessee shall either (a) provide a bond or other assurance reasonably satisfactory to Lessor (and satisfactory to any Holder, if approval thereof is required by such Holder's Mortgage) that all Claims which may be assessed against the Leased Property together with interest and penalties, if any, thereon and legal fees anticipated to be incurred in connection therewith will be paid, or (b) deposit within the time otherwise required for payment with a bank or trust company designated by Lessor as trustee upon terms reasonably satisfactory to Lessor, or with any Holder upon terms satisfactory to such Holder, money in an amount sufficient to pay the same, together with interest and penalties thereon and legal fees anticipated to be incurred in connection therewith, as to all Claims which may be assessed against or become a Claim on the Leased Property, or any part thereof, in said legal proceedings. Lessee shall furnish Lessor and any Holder with reasonable evidence of such deposit within five days of the same. Lessor agrees to join in any such proceedings if the same be required to legally prosecute such contest of the validity of such Claims; provided, however, that Lessor shall not thereby be subjected to any liability for the payment of any costs or expenses in connection with any proceedings brought by Lessee; and Lessee covenants to indemnify and save harmless Lessor from any such costs or expenses. Lessee shall be entitled to any refund of any Claims and such charges and penalties or interest thereon which have been paid by Lessee or paid by Lessor and for which Lessor has been fully reimbursed. In the event that Lessee fails to pay any Claims when due or to provide the security therefor as provided in this paragraph and to diligently prosecute any contest of the same, Lessor may, upon ten days advance Notice to Lessee, pay such charges together with any interest and penalties and the same shall be repayable by Lessee to Lessor as Additional Charges at the next Payment Date provided for in this Lease. Provided, however, that should Lessor reasonably determine that the giving of such Notice would risk loss to the Leased Property or cause damage to Lessor, then Lessor shall only give such Notice as is practical under the circumstances. Lessor reserves the right to contest any of the Claims at its expense not pursued by Lessee. Lessor and Lessee agree to cooperate in coordinating the contest of any Claims.

                                  ARTICLE XIII

                                   INSURANCE

     13.1 General Insurance Requirements.
          ------------------------------
          (a)  Coverages.  During the Term of this  Lease,  the Leased  Property
               ---------
shall at all times be insured with the kinds and amounts of insurance described below. This insurance shall be written by companies authorized to issue insurance in the State. The policies must name the party obtaining the policy as the insured and the other party as an additional insured as its interests may appear, and the Manager shall also be named as an additional insured as its interests may appear under the coverages described in Sections 13.1(a)(iv)
                                                      --------------------
through (xi). Losses shall be payable to Lessor or Lessee as provided in this
- ------------
Lease. Any loss adjustment for coverages insuring both parties shall require the written consent of Lessor and Lessee, each acting reasonably and in good faith. Evidence of insurance shall be deposited with Lessor. The policies on the Leased Property, including the Leased Improvements, Fixtures and Lessee's Personal Property, shall at all times satisfy the requirements of the Franchise Agreement and of any ground lease, mortgage, security agreement or other financing lien affecting the Leased Property and at a minimum shall include:

                    (i) Building insurance on the "Special Form" (formerly "All Risk" form) (including earthquake and flood in reasonable amounts if and as determined by Lessor) in an amount not less than 100% of the then full replacement cost thereof (as defined in Section 13.2) or
                                                            ------------
          such other amount which is acceptable to Lessor, and personal property insurance on the "Special Form" in the full amount of the replacement cost thereof;

                    (ii) Insurance for loss or damage (direct and indirect) from steam boilers, pressure vessels or similar apparatus, air conditioning systems, piping and machinery, and sprinklers, if any, now or hereafter installed in the Facility, in the minimum amount of $5,000,000 or in such greater amounts as are then customary or as may be reasonably requested by Lessor from time to time;

                    (iii) Loss of income insurance on the "Special Form", in the amount of one year of the greater of (a) Initial Base Rent or Fixed Base Rent, as applicable, or (b) Percentage Rent (based on the last Lease Year of operation or, to the extent the Leased Property has not been operated for an entire 12-month Lease Year, based on prorated Percentage Rent) for the benefit of Lessor, and business interruption insurance on the "Special Form" in the amount of one year of gross profit, for the benefit of Lessee;

                    (iv) Commercial general liability insurance, with contractual indemnity endorsement, with amounts not less than $1,000,000 combined single limit for each occurrence and $2,000,000 for the aggregate of all occurrences within each policy year, as well as excess liability (umbrella) insurance with limits of at least $50,000,000 per occurrence, covering each of the following: bodily injury, death, or property damage liability per occurrence, personal injury, general aggregate, products and completed operations, with respect to Lessee, and "all risk legal liability" (including liquor law or "dram shop" liability, if liquor or alcoholic beverages are served on the Leased Property) with respect to Lessor and Lessee;

                    (v) Fidelity bonds or blanket crime policies with limits and deductibles as may be reasonably determined by Lessor, covering Lessee's employees in job classifications normally bonded under prudent hotel management practices in the United States or otherwise required by law;

                    (vi) Workers' compensation insurance to the extent necessary to protect Lessor, Lessee and the Leased Property against Lessee's workman's compensation claims to the extent required by applicable state laws;

                    (vii) Comprehensive form vehicle liability insurance for owned, non- owned, and hired vehicles, in the amount of $1,000,000;

                    (viii) Garagekeeper's legal liability insurance covering both comprehensive and collision-type losses with a limit of liability of $3,000,000 for any one occurrence, of which coverage in excess of $1,000,000 may be provided by way of an excess liability policy;

                    (ix) Innkeeper's legal liability insurance covering property of guests while on the Leased Property for which Lessor is legally responsible with a limit of not less than $5,000 in any one occurrence or $25,000 annual aggregate;

                    (x) Safe deposit box legal liability insurance covering property of guests while in a safe deposit box on the Leased Property for which Lessor is legally responsible with a limit of not less than $100,000 in any one occurrence; and

                    (xi) Insurance covering such other hazards (such as plate glass or other common risks) and in such amounts as may be (A) required by a Holder, or (B) customary for comparable properties in the area of the Leased Property and is available from insurance companies, insurance pools or other appropriate companies authorized to do business in the State at rates which are economically practicable in relation to the risks covered as may be reasonably determined by Lessor.

              (b)  Responsibility   for  Insurance.   Lessee  shall  obtain  the
                   -------------------------------
insurance and pay the premiums for the coverages described in Sections
                                                              --------
13.1(a)(iv) through (x), and Lessor shall obtain the insurance and pay the
- -----------------------
premiums for the coverages described in Sections 13.1(a)(i) through (iii),
                                        ---------------------------------
provided that Lessee shall reimburse Lessor immediately after demand therefor for any premiums paid by Lessor for the coverages required under Section
                                                                 -------
13.1(a)(i) to the extent that the premiums relate to coverages for property
- ----------
owned by Lessee or coverages which benefit Lessee. Insurance required by Section
                                                                         -------
13.1(a)(xi) shall be obtained and paid for by Lessor to the extent that it
- -----------
relates to risks of the type covered by the insurance obtained pursuant to Sections 13.1(a)(i) through (iii), and obtained and paid for by Lessee if it
- ---------------------------------
relates to risks of the type covered by the insurance obtained pursuant to Sections 13.1(a)(iv) through (x). The party responsible for the premium for any
- --------------------------------
insurance coverage shall also be responsible for any
and all deductibles and self-insured retentions in connection with such coverages. In the event that either party can obtain comparable insurance coverage required to be carried by the other party from comparable insurers and at a cost significantly less than that at which such other party can obtain such coverage, the parties shall cooperate in good faith to obtain such coverage at the lower cost and shall allocate the premiums therefor in accordance with the provisions of the first sentence of this Section 13.1(b). In addition to the
                                         ---------------
rights set forth in Sections 17.1 and 39.1, if any party responsible for
                    ----------------------
obtaining and maintaining the insurance required under this Lease fails to do so or fails to obtain renewals or substitutions therefor at least fifteen (15) days before such insurance will lapse, the other party may obtain such insurance and the defaulting party shall reimburse the party obtaining such insurance for the cost thereof promptly upon demand, together with interest thereon at the Overdue Rate until such cost is repaid by the defaulting party.

     13.2  Replacement  Cost.  The term "full  replacement  cost" as used herein
           -----------------             -----------------------
shall mean the actual replacement cost of the Leased Property requiring replacement from time to time including an increased cost of construction endorsement, if available, and the cost of debris removal. In the event either party believes that full replacement cost has increased or decreased at any time during the Term, it shall have the right to have such full replacement cost redetermined.

     13.3 (Intentionally omitted)

     13.4 Waiver of Subrogation. Lessor and Lessee each waive any and all rights
          ---------------------
of recovery against the other (and against the partners, officers, employees and agents of the other party) for loss of or damage to such waiving party or its property or the property of others under its control, to the extent such loss or damage is covered by, or in the event the responsible party fails to maintain the required insurance hereunder, would have been covered by, the insurance required to be obtained by such waiving party under Sections 13.1(a)(i) through
                                                    ---------------------------
(iii); provided, however, that this waiver does not apply to any rights that
- -----
either party may have to insurance proceeds from their respective insurance policies at the time of such loss or damage. In obtaining policies of property insurance on their respective interests in the personal property and improvements located in the Leased Property, Lessor and Lessee shall give notice to their respective insurance carriers that the foregoing mutual waiver of subrogation is contained in this Lease; and Lessor and Lessee shall each obtain from their insurance carriers a consent to such waiver.

     13.5 Form  Satisfactory,  etc. All of the policies of insurance referred to
          -------------------------
in this Article XIII shall be written in a form, with deductibles and by
        ------------
insurance companies reasonably satisfactory to Lessor and shall satisfy the requirements of any ground lease, mortgage, security agreement or other financing lien on the Leased Property and of the Franchise Agreement. The party responsible for obtaining any policy shall pay all of the premiums therefor, and deliver copies of such policies or certificates thereof to the other party prior to their effective date (and, with respect to any renewal policy, thirty (30) days prior to the expiration of the existing policy), and in the event of the failure of the responsible party either to effect such insurance as herein called for or to pay the premiums therefor, or to deliver such policies or certificates thereof to the other party at the times required, such other party shall be entitled, but shall have no obligation, after ten (10) days' Notice to the responsible party (or after less than ten (10) days' Notice if required to prevent the expiration of any existing policy), to effect such insurance and pay the premiums therefor, and to be reimbursed for any such premiums upon written demand therefor. Each insurer mentioned in this Article XIII shall
                                                        ------------
agree, by endorsement to the policy or policies issued by it, or by independent instrument furnished to the party not responsible hereunder for obtaining such policy, that it will give to such party thirty (30) days' written notice before the policy or policies in question shall be materially altered, allowed to expire or canceled.

     13.6  Increase in Limits.  If either Lessor or Lessee at any time deems the
           ------------------
limits of the personal injury or property damage under the comprehensive public liability insurance then carried to be either excessive or insufficient, Lessor and Lessee shall endeavor in good faith to agree on the proper and reasonable limits for such insurance to be carried and such insurance shall thereafter be carried with the limits thus agreed on until further change pursuant to the provisions of this Section. If the parties fail to agree on such limits, the matter shall be referred to arbitration as provided for in Section 40.1.
                                                           ------------
However, in no event shall such limits fail to satisfy the requirements of the Franchise Agreement and of any ground lease, Mortgage, security agreement or other financing lien affecting the Leased Property.

     13.7 Blanket Policy.  Notwithstanding anything to the contrary contained in
          --------------
this Article XIII, Lessee or Lessor may bring the insurance provided for herein
     ------------
within the coverage of a so-called blanket policy or policies of insurance carried and maintained by Lessee or Lessor; provided, however, that the coverage afforded to Lessor and Lessee will not be reduced or diminished or otherwise be different from that which would exist under a separate policy meeting all other requirements of this Lease by reason of the use of such blanket policy of insurance, and provided further that the requirements of this Article XIII are
otherwise satisfied.                                          ------------

     13.8  Separate  Insurance.  Neither  Lessor  nor  Lessee  shall  on its own
           -------------------
initiative or pursuant to the request or requirement of any third party, take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished, or increase the amount of any then existing insurance by securing an additional policy or additional policies, unless all parties having an insurable interest in the subject matter of the insurance, including in all cases Lessor, are included therein as additional insureds, and the loss is payable under such additional separate insurance in the same manner as losses are payable under this Lease. Each party shall immediately notify the other party that it has obtained any such separate insurance or of the increasing of any of the amounts of the then existing insurance.

     13.9 Reports On Insurance  Claims.  Lessee shall promptly  investigate  and
          ----------------------------
make a complete and timely written report to the appropriate insurance company as to all accidents, all claims for damage relating to the ownership, operation, and maintenance of the Facility, and any damage or destruction to the Facility and the estimated cost of repair thereof and shall prepare any and all reports required by any insurance company in connection therewith. All such reports shall be timely filed with the insurance company as required under the terms of the insurance policy involved, and a copy of all such reports shall be furnished to Lessor.

                                   ARTICLE XIV
                                   -----------

                            DAMAGE AND RECONSTRUCTION
                            -------------------------

     14.1  Insurance  Proceeds.  All proceeds of the insurance  contemplated  by
           -------------------
Sections 13.1(a)(i) and (ii) payable by reason of any loss or damage to the Leased Property, or any portion thereof, and insured under any policy of insurance required by Article XIII of this Lease shall be paid to Lessor and
                      ------------
made available, if applicable, for reconstruction or repair, as the case may be, of any damage to or destruction of the Leased Property or any portion thereof, and, if applicable, shall be paid out by Lessor from time to time for the reasonable costs of such reconstruction or repair upon satisfaction of reasonable terms and conditions specified by Lessor. Any excess proceeds of insurance remaining after the completion of the restoration or reconstruction of the Leased Property shall be paid to Lessor. If neither Lessor nor Lessee is required or elects to repair and restore, and the Lease is terminated as described in Section 14.2, all such insurance proceeds shall be retained by
             ------------
Lessor except for any amount thereof paid with respect to Lessee's Personal Property. All salvage resulting from any risk covered by insurance shall belong to Lessor, except to the extent of salvage relating to Lessee's Personal Property.

     14.2 Reconstruction in the Event of Damage or Destruction Covered by Insurance. ---------------------------------------------------------------------
- ---------
          (a) If during the Term the Leased Property is totally or partially destroyed and the Facility thereby is rendered Unsuitable or Uneconomic for its Primary Intended Use, this Lease shall terminate as of the date of the casualty and neither Lessor nor Lessee shall have any further liability hereunder except for any liabilities which have arisen prior to or which survive such termination, and Lessor shall be entitled to retain all insurance proceeds except for any amount thereof paid with respect to Lessee's Personal Property.

          (b) If during the Term the Leased Property is partially destroyed by a risk covered by the insurance described in Article XIII, but the Facility is not
                                           ------------
thereby rendered Unsuitable or Uneconomic for its Primary Intended Use, Lessor shall with all reasonable dispatch, following payment of the insurance proceeds, restore the Leased Property to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease, and this Lease shall not terminate as a result of such damage or destruction. Lessee shall replace and restore any of Lessee's Personal Property to the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of this Lease.

          (c) If the Leased Property is to be restored in accordance with the provisions of Section 14.2(b), and if the cost of the repair or restoration
              ---------------
exceeds the amount of proceeds received by Lessor from the insurance required under Article XIII, Lessor shall agree to contribute any excess amounts needed
      ------------
to restore the Leased Property.

     14.3  Reconstruction  in the Event of Damage or Destruction  Not Covered by
           ---------------------------------------------------------------------
Insurance or When Insurance Proceeds are Not Available.
- ------------------------------------------------------
          (a) If during the Term the Leased Property is materially damaged or destroyed by a risk not covered by the insurance described in Article XIII, or
                                                              ------------
if the Holder or any ground lessor(s) will not make the proceeds of such insurance available to Lessor for restoration of the

Facility, unless in either event such damage or destruction renders the Facility Unsuitable or Uneconomic for its Primary Intended Use, Lessor at its option shall within a reasonable time after the casualty either (i) at Lessor's sole cost and expense, restore the Leased Property to substantially the same condition it was in immediately before such damage or destruction and this Lease shall not terminate as a result of such damage or destruction, or (ii) terminate this Lease.

          (b) In the event (but only in the event) a Holder or any ground lessor does not make the proceeds of insurance available to Lessor for restoration of the Facility following a casualty which does not render the Facility Uneconomic or Unsuitable for its Primary Intended Use and therefore this Lease is terminated by Lessor, then Lessee shall have a one time Right of First Refusal (herein so called) to lease from Lessor any hotel upon the Leased Property which Lessor constructs within eighteen (18) months following termination of this Lease. Lessor shall provide Notice to Lessee of any bona-fide third party offers ("Offer") to lease such hotel which Lessor wishes to accept. Lessee shall then
  -----
have the one time right to elect to lease such hotel upon the same terms and conditions as are set forth in the Offer by delivering its written notice of such election to Lessor within ten (10) business days after receipt of Lessor's notice. If Lessee timely notifies Lessor that Lessee elects to exercise its Right of First Refusal, Lessor and Lessee shall enter into a lease within ten
(10) business days after Lessee's election to exercise its Right of First Refusal upon the terms and conditions set forth in this Lease with such modifications as are necessary to reflect the terms and conditions of the Offer. If Lessee fails to timely execute and deliver the lease to Lessor, or fails to timely exercise the Right of First Refusal, Lessor shall be free to lease such hotel to such prospective lessee or, to any other prospective lessee, on substantially the same material terms and conditions as are contained in the Offer (subject to the penultimate sentence of this Section 14.3(b)) within a period of 180 days. If the prospective lessee offering to lease such hotel does not execute a lease upon substantially the same terms and conditions as are set forth in the bona fide offer and Lessor does not lease such hotel to another prospective lessee upon substantially the same terms and conditions as are set forth in the bona fide offer (subject to the penultimate sentence of this Section 14.3(b)) within such 180 day period, Lessee's rights pursuant to this Right of First Refusal shall be revived. If the prospective lessee offering to lease such hotel executes a lease upon substantially the same terms and conditions as are set forth in the bona fide offer (subject to the penultimate sentence of this Section 14.3(b)) or if Lessor leases such hotel to another prospective lessee upon substantially the same terms and conditions as are set forth in the bona fide offer within such 180 day period, Lessee's rights under the Right of First Refusal shall automatically terminate. A "bona fide third-party offer" shall mean either a binding or non-binding letter of intent or written proposal containing provisions upon which Lessor and the prospective lessee are willing to enter into a lease. Lessee agrees that Lessor and the lessee proposing to lease such hotel shall not be precluded from making changes to the Offer during lease negotiations so long as such changes are the result of arm's-length negotiations between Lessor and such prospective lessee and not the result of bad faith and collusion insofar as Lessee's interests are concerned and such changes do not make the proposed lease substantially more favorable to such lessee then the terms set forth in the Offer. If Lessee exercises its Right of First Refusal, Lessee may not thereafter revoke such exercise.

          (c) If the cost of such uninsured damage or destruction is not material, Lessor shall, at Lessor's sole cost and expense, restore the Leased Property to substantially the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of the Lease, and this Lease shall not terminate as a result of such damage or destruction. For purposes of this Section, "material" and similar references shall mean, in Lessor's reasonable judgment, damage costing in excess of $200,000 to repair or restore.

     14.4 Lessee's Property and Business Interruption  Insurance.  All insurance
          ------------------------------------------------------
proceeds payable by reason of any loss of or damage to any of Lessee's Personal Property and the business interruption insurance maintained for the benefit of Lessee shall be paid to Lessee. Lessee shall replace and restore any of Lessee's Personal Property to the same condition as existed immediately before the damage or destruction and otherwise in accordance with the terms of this Lease.

     14.5  Abatement  of  Rent.  Any  damage  or  destruction  due  to  casualty
           -------------------
notwithstanding, this Lease shall remain in full force and effect and Lessee's obligation to pay Rent required by this Lease shall remain unabated by any damage or destruction which does not result in a reduction of Gross Revenues. If any damage or destruction results in a reduction of Gross Revenues which would otherwise be realizable from the operation of the Facility, then Lessor shall receive all loss of income insurance and Lessee shall have no obligation to pay Rent in excess of the amount of Percentage Rent, if any, realizable from Gross Revenues generated by the operation of the Leased Property during the existence of such damage or destruction; provided, however, that if such damage or destruction was caused by Lessee's gross negligence or willful misconduct, and is not covered by Lessor's loss of income insurance required to be maintained by Lessor pursuant to Article XIII above, Lessee shall remain liable for the amount
                   ------------
of Rent which would have been payable hereunder at a rate equal to the average Rent during the last three preceding 12-month Lease Years (or if three 12-month Lease Years shall not have elapsed, the average during the preceding 12-month Lease Years or if one Lease Year has not elapsed, the amount derived by annualizing the Percentage Rent from the Commencement Date of this Lease) as if such damage or destruction had not occurred.

                                  ARTICLE XV

                                  CONDEMNATION

     15.1 Definitions.
          -----------
          (a)  "Condemnation"  means a Taking resulting from (1) the exercise of
                ------------
any governmental power, whether by legal proceedings or otherwise, by a Condemnor, and (2) a voluntary sale or transfer by Lessor to any Condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

          (b) "Date of  Taking"  means the date the  Condemnor  has the right to
               ---------------
possession of the property being condemned.

          (c) "Award" means all compensation, sums or anything of value awarded,
               -----
paid or received on a total or partial Condemnation.

          (d) "Condemnor" means any public or quasi-public authority, or private
               ---------
corporation or individual, having the power of Condemnation.

     15.2  Parties'  Rights  and  Obligations.  If during  the Term there is any
           ----------------------------------
Condemnation of all or any part of the Leased Property or any interest in this Lease, the rights and obligations of Lessor and Lessee shall be determined by this Article XV.
     ----------
     15.3 Total Taking.  If title to the fee of the whole of the Leased Property
          ------------
is condemned by any Condemnor, this Lease shall cease and terminate as of the Date of Taking by the Condemnor. If title to the fee of less than the whole of the Leased Property is so taken or condemned, which nevertheless renders the Leased Property Unsuitable or Uneconomic for its Primary Intended Use, then either Lessee or Lessor shall have the option, by notice to the other, at any time prior to the Date of Taking, to terminate this Lease as of the Date of Taking. Upon such date, if such Notice has been given, this Lease shall thereupon cease and terminate. All Initial Base Rent, Fixed Base Rent, Percentage Rent and Additional Charges paid or payable by Lessee hereunder shall be apportioned as of the Date of Taking, and Lessee shall promptly pay Lessor such amounts.

     15.4  Allocation of Award.  The total Award made with respect to the Leased
           -------------------
Property or for loss of rent, or for Lessor's loss of business beyond the Term, shall be solely the property of and payable to Lessor. Any Award made for loss of Lessee's business during the remaining Term, if any, for the taking of Lessee's Personal Property, or for removal and relocation expenses of Lessee in any such proceedings shall be the sole property of and payable to Lessee. In any Condemnation proceedings Lessor and Lessee shall each seek its Award in conformity herewith, at its respective expense; provided, however, neither Lessor nor Lessee shall initiate, prosecute or acquiesce in any proceedings that may result in a diminution of any Award payable to the other.

     15.5 Partial Taking.
          --------------
          (a) If title to less than the whole of the Leased Property is condemned, and the Leased Property is not Unsuitable or Uneconomic for its Primary Intended Use, or if Lessor and Lessee are entitled but elect not to terminate this Lease as provided in Section 15.3, then Lessor shall, with all
                                    ------------
reasonable dispatch and to the extent that the Holder permits the application of the Award therefor and the Award to be contributed to restoration as provided in this Section 15.5(a) is sufficient therefor, restore the untaken portion of any
     ---------------
Leased Improvements so that such Leased Improvements constitute a complete architectural unit of the same general character and condition (as nearly as may be possible under the circumstances) as the Leased Improvements existing immediately prior to the Condemnation. Lessor and Lessee shall each contribute to the cost of restoration that part of its Award specifically allocated to such restoration, if any, together with severance and other damages awarded for the taken Leased Improvements; provided, however, that the amount of such contribution shall not exceed such cost.

          (b) In the event of a partial  Taking as described in Section  15.5(a)
                                                                ----------------
which does not result in a termination of this Lease by Lessor, the Initial Base Rent or Fixed Base Rent, as applicable, shall be abated in the manner and to the extent that is fair, just and equitable to both Lessee and Lessor, taking into consideration, among other relevant factors, the number of usable rooms, the amount of square footage, or the revenues affected by such partial Taking. If Lessor and Lessee are unable to agree upon the amount of such abatement within thirty (30) days after such partial Taking, the matter shall be submitted to Arbitration as provided for in Section 40.2 hereof.
       ------------
     15.6 Temporary  Taking.  If the whole or any part of the Leased Property or
          -----------------
of Lessee's interest under this Lease is condemned by any Condemnor for its temporary use or occupancy, this Lease shall not terminate by reason thereof, and Lessee shall continue to pay, in the manner and at the times herein specified, the full amounts of Initial Base Rent or Fixed Base Rent, as applicable, and Additional Charges, but only to the extent of the Award made to Lessee for such Condemnation allocable to the Term. In addition to the remaining balance, if any, of the Award made for such Condemnation for temporary use or occupancy allocable to the Term (after payment of Initial Base Rent or Fixed Base Rent, as applicable, and Additional Charges), shall be deemed to be Room Revenues based upon the Break Points in effect at the time of such temporary taking without any further adjustment of such Break Points pursuant to Section
                                                                       -------
3.1(e) for such temporary period for the purpose of calculating the Percentage
- ------
Rent payable hereunder during such temporary taking. Except only to the extent that Lessee may be prevented from so doing pursuant to the terms of the order of the Condemnor, Lessee shall continue to perform and observe all of the other terms, covenants, conditions and obligations hereof on the part of the Lessee to be performed and observed, as though such Condemnation had not occurred. In the event of any Condemnation as in this Section 15.6 described, the entire amount
                                     ------------
of any Award made for such Condemnation allocable to the Term of this Lease, whether paid by way of damages, rent or otherwise, shall be paid (a) directly to Lessee if the Award is payable by the Condemnor on a monthly basis, or (b) if payable by the Condemnor less frequently than on a monthly basis, the Award shall be paid to an institutional trustee designated by Lessor or to an institutional Holder of a Mortgage and made available to Lessee on terms reasonably satisfactory to Lessor or such Holder for application pursuant to the provisions of this Section 15.6. Lessee covenants that upon the termination of
                   ------------
any such period of temporary use or occupancy it will, to the extent that its Award and Lessor's contribution as set forth below are sufficient therefor, restore the Leased Property as nearly as may be reasonably possible to the condition in which the same was immediately prior to such Condemnation, unless such period of temporary use or occupancy extends beyond the expiration of the Term, in which case Lessee shall not be required to make such restoration. If restoration is required hereunder, Lessor shall contribute to the cost of such restoration that portion of its entire Award that is specifically allocated to such restoration in the judgment or order of the court or the Condemnor, if any.

                                   ARTICLE XVI

                                    DEFAULTS

     16.1  Events of  Default.  Any one or more of the  following  events  shall
           ------------------
constitute an Event of Default (herein so called) hereunder:

          (a) if Lessee fails to make any payment of Initial Base Rent, Fixed Base Rent or Percentage Rent within ten (10) days after receipt by the Lessee of Notice from Lessor that the same has become due and payable, provided that Lessor shall not be required to give any such Notice more than twice in any Lease Year and that any third or subsequent failure by Lessee during such Lease Year to make any payment of Initial Base Rent, Fixed Base Rent or Percentage Rent on the date the same becomes due and payable shall constitute an immediate Event of Default; or

          (b) if Lessee fails to make any payment of Additional Charges within ten (10) days after receipt by Lessee of Notice from Lessor that the same has become due and payable; or

          (c) if Lessee fails to observe or perform any other term, covenant or condition of this Lease and such failure is not curable, or if curable is not cured by Lessee within a period of thirty (30) days after receipt by the Lessee of Notice thereof from Lessor, unless such failure is curable but cannot with due diligence be cured within a period of thirty (30) days, in which case it shall not be deemed an Event of Default if (i) Lessee, within such thirty (30) day period, proceeds with due diligence to cure the failure and thereafter diligently completes the curing thereof within 180 days of Lessor's Notice to Lessee, which 180-day period shall cease to run during any period that a cure of such failure is prevented by an Unavoidable Delay and shall resume running upon the cessation of such Unavoidable Delay, and (ii) the failure does not result in a notice or declaration of default under any material contract or agreement to which Lessor, the Company, or any Affiliate of either of them is a party or by which any of their assets are bound; or

          (d) if Lessee or any Manager which is an Affiliate of Lessee shall (i) be generally not paying its debts as they become due, (ii) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (iii) make an assignment for the benefit of its creditors, (iv) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its assets, (v) be adjudicated insolvent, or (vi) take corporate action for the purpose of any of the foregoing; or if a court or governmental authority of competent jurisdiction shall enter an order appointing, without consent by Lessee, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its assets, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Lessee, or if any petition for any such relief shall be filed against Lessee and such petition shall not be dismissed within sixty (60) days; or

          (e) if Lessee or, without Lessor's prior written consent, any Manager which is an Affiliate of Lessee is liquidated or dissolved, or begins proceedings toward such liquidation or dissolution, or, in any manner, ceases to do business or permits the sale or divestiture of substantially all of its assets; or

          (f) if the estate or interest of Lessee in the Leased Property or any part thereof is voluntarily or involuntarily transferred, assigned, conveyed, levied upon or attached in any Proceeding; or

          (g) if, except as a result of and to the extent required by damage, destruction, Condemnation or Unavoidable Delay, Lessee ceases operations on the Leased Property; or

          (h) if notice of a default or an event of default has been given by the franchisor under the Franchise Agreement or any ground lessor(s) with respect to the Facility on the Leased Property as a result of any action or failure to act by the Lessee or any Person with whom the

Lessee contracts for management services at the Facility, which default or event of default is not cured within applicable cure periods and does not arise from Lessor's breach of any of its obligations under this Lease which are required to maintain the Franchise Agreement or any ground lease in effect;

          (i) if an Event of Default occurs under any Other Leases; or

          (j) if Lessee  fails to remedy a breach of Section  35.1  and/or  35.2
                                                     ---------------------------
within ten (10) days after an executive officer of Lessee obtains knowledge of such a breach; or

          (k) if there is a breach of any of the  provisions  of Sections  35.3,
35.4 or 35.5.                                                    ---------------
- ------------
          Notwithstanding anything to the contrary contained in Section 16.1(c),
                                                                ---------------
the cure periods set forth in Section 16.1(c) shall not apply to any knowing and
                              ---------------
intentional failure by an executive officer of Lessee to observe or perform any term, covenant or condition of this Lease.

          If litigation is commenced with respect to any alleged default under this Lease, the prevailing party in such litigation shall receive, in addition to its damages incurred, such sum as the court shall determine as its reasonable attorneys' fees, and all costs and expenses incurred in connection therewith.

     16.2  Remedies.  Upon the  occurrence of an Event of Default,  Lessor shall
           --------
have the right, at Lessor's option, to elect to do any one or more of the following without further notice or demand to Lessee: (a) terminate this Lease, in which event Lessee shall immediately surrender the Leased Property to Lessor, and, if Lessee fails to so surrender, Lessor shall have the right, without notice, to enter upon and take possession of the Leased Property and to expel or remove Lessee and its effects without being liable for prosecution or any claim for damages therefor; and Lessee shall, and hereby agrees to, indemnify Lessor for all loss and damage which Lessor suffers by reason of such termination, including without limitation, damages in an amount equal to the total of (1) the reasonable costs of recovering the Leased Property in the event that Lessee does not promptly surrender the Leased Property, and all other reasonable expenses incurred by Lessor in connection with Lessee's default; (2) the unpaid Rent earned as of the date of termination, plus interest at the Overdue Rate accruing after the due date until such sums are paid by Lessee to Lessor; (3) the total Rent (including Percentage Rent as determined below) which Lessor would have received under this Lease for the remainder of the Term, but discounted to the then present value at a rate of twelve percent (12%) per annum, less the fair market rental value of the balance of the Term as of the time of such default discounted to the then present value at a rate of twelve percent (12%) per annum; and (4) all other sums of money and damages owing by Lessee to Lessor; or
(b) enter upon and take possession of the Leased Property without terminating this Lease and without being liable for prosecution or any claim for damages therefor, and, if Lessor elects, relet the Leased Property on such terms as Lessor deems advisable, in which event Lessee shall pay to Lessor on demand the reasonable costs of repossessing and reletting the Leased Property and any deficiency between the Rent payable hereunder (including Percentage Rent as determined below) and the rent paid under such reletting; provided, however, that Lessee shall not be entitled to any excess payments received by Lessor from such reletting and Lessor's failure to relet the Leased Property shall not release or affect Lessee's liability for Rent or for damages; or (c) enter the Leased Property without terminating this Lease and without being liable for prosecution or any claim for damages therefor and maintain the Leased Property and repair or replace any damage thereto or do anything for which Lessee is responsible hereunder. Lessee shall reimburse Lessor immediately upon demand for any expense which Lessor incurs in thus effecting Lessee's compliance under this Lease, and Lessor shall not be liable to Lessee for any damages with respect thereto. Notwithstanding anything herein to the contrary, Lessee shall not be liable to Lessor for consequential, punitive or exemplary damages.

     The rights  granted to Lessor in this Section 16.2 shall be  cumulative  of
                                           ------------
every other right or remedy provided in this Lease or which Lessor may otherwise have at law or in equity or by statute, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies or constitute a forfeiture or waiver of Rent or damages accruing to Lessor by reason of any Event of Default under this Lease.

     Percentage  Rent for the purposes of this Section 16.2 shall be a sum equal
                                               ------------
to (i) the average of the annual amounts of the Percentage Rent for the three 12-month Lease Years immediately preceding the Lease Year in which the termination, re-entry or repossession takes place, or (ii) if three 12-month Lease Years shall not have elapsed, the average of the Percentage Rent during the preceding 12-month Lease Years during which the Lease was in effect, or
(iii) if one Lease Year has not elapsed, the amount derived by annualizing the Percentage Rent from the effective date of this Lease.

     16.3 Waiver.  Each party waives, to the extent permitted by applicable law,
          ------
any right to a trial by jury in any proceedings brought by either party to enforce the provisions of this Lease, including, without limitation, proceedings to enforce the remedies set forth in this Article XVI, and Lessee waives the
                                          -----------
benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

     16.4 Application of Funds. Any payments received by Lessor under any of the
          --------------------
provisions of this Lease during the existence or continuance of any Event of Default shall be applied to Lessee's obligations in the order that Lessor may determine or as may be prescribed by the laws of the State.

                                  ARTICLE XVII

                             LESSOR'S RIGHT TO CURE

     17.1 Lessor's Right to Cure Lessee's  Default.  If Lessee fails to make any
          ----------------------------------------
payment or to perform any act required to be made or performed under this Lease including, without limitation, Lessee's failure to comply with the terms of any Franchise Agreement or any ground lease, and fails to cure the same within the relevant time periods, if any, provided in Section 16.1 or elsewhere in this
                                           ------------
Lease, Lessor, without waiving or releasing any obligation of Lessee, and without waiving or releasing any obligation or default, may (but shall be under no obligation to) at any time thereafter upon Notice to Lessee make such payment or perform such act for the account and at the expense of Lessee, and may, to the extent permitted by law, enter upon the Leased Property for such purpose and, subject to Section 16.2, take all such action thereon as, in Lessor's
                ------------
reasonable opinion, may be necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All sums so paid by Lessor and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses, in each case to the extent permitted by law) so incurred, together with a late charge thereon (to the extent permitted by law) at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessor until such sums or expenses are paid by Lessee to Lessor, shall constitute Additional Charges and shall be paid by Lessee to Lessor on demand. The obligations of Lessee and rights of Lessor contained in this Article shall survive the expiration or earlier termination of this Lease.

                                 ARTICLE XVIII

                               REIT LIMITATIONS

     18.1 Personal Property Limitation.  Anything contained in this Lease to the
          ----------------------------
contrary notwithstanding, the average of the adjusted tax bases of the items of Lessor's personal property that are leased to the Lessee under this Lease at the beginning and at the end of any Lease Year shall not exceed 15% of the average of the aggregate adjusted tax bases of the Leased Property at the beginning and at the end of such Lease Year (the "Personal Property Limitation"). Lessor and
                                    ----------------------------
Lessee shall at all times cooperate in good faith and use their best efforts to permit Lessor to comply with the Personal Property Limitation, which compliance may include, by way of example only and not by way of limitation or obligation, the purchase by Lessee at fair market value of personal property in excess of the Personal Property Limitation. All such compliance shall be effected in a manner which has no material net economic detriment to Lessee and will not jeopardize the Company's status as a real estate investment trust under the applicable provisions of the Code. This Section 18.1 is intended to ensure that
                                        ------------
the Rent qualifies as "rents from real property," within the meaning of Section 856(d) of the Code, or any similar or successor provisions thereto, and shall be interpreted in a manner consistent with such intent.

     18.2  Sublease  Rent  Limitation.  Anything  contained in this Lease to the
           --------------------------
contrary notwithstanding, Lessee shall not sublet the Leased Property or enter into any licenses or concessions or into any similar arrangement on any basis such that the rental or other amounts to be paid by the sublessee thereunder would be based, in whole or in part, on either (a) the net income or profits derived by the business activities of the sublessee, licensee or concessionaire, or (b) any other formula such that any portion of the Rent would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the Code, or any similar or successor provision thereto.

     18.3 Sublease Lessee  Limitation.  Anything  contained in this Lease to the
          ---------------------------
contrary notwithstanding, Lessee shall not sublease the Leased Property to, or enter into any similar arrangement with, any Person in which the Company owns, directly or indirectly, a 10% or more interest, within the meaning of Section 856(d)(2)(B) of the Code, or any Person in which Lessor owns, directly or indirectly, a ten percent (10%) or more interest within the meaning of the same Section as modified by Section 7704(d)(3)(B) of the Code, or any similar or successor provisions thereto.

     18.4 Lessee Ownership  Limitation.  Anything contained in this Lease to the
          ----------------------------
contrary notwithstanding, Lessor shall not take, or permit an Affiliate of Lessor to take, any action that would cause the Company to own, directly or indirectly, a 10% or more interest in the Lessee within the meaning of Section 856(d)(2)(B) of the Code, or that would cause Lessor to own, directly or indirectly, a 10% or more interest in Lessee within the same meaning of the same Section as modified by Section 7704(d)(3)(B) of the Code, or any similar or successor provision thereto. Anything contained in this Lease to the contrary notwithstanding, Lessee shall not take, or permit an Affiliate of Lessee to take, any action that would cause the Company to own, directly or indirectly, a 10% or more interest in the Lessee within the meaning of Section 856(d)(2)(B) of the Code, or any similar or successor provisions thereto. Further, Lessee shall not take, or permit an Affiliate of Lessee to take, any action that would cause Lessee to bear a direct or indirect relationship to the former owner of the Leased Property within the meaning of Section 514(c)(9)(B)(iii) of the Code, or that would cause Lessee to bear a direct or indirect relationship to the Central States, Southeast and Southwest Areas Pension Fund within the meaning of Section 514(c)(9)(B)(iv) of the Code.

     18.5 Director, Officer and Employee Limitation.  Anything contained in this
          -----------------------------------------
Lease to the contrary notwithstanding, Lessor and Lessee shall cooperate to ensure that (i) no directors, officers or employees of Lessor or the Company shall be directors, officers or employees of, or own any ownership interest in, Lessee or any Affiliate thereof (or any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property), and (ii) no directors, officers or employees of Lessee or any Affiliate thereof (or of any Person who furnishes or renders services to the tenants of the Leased Property, or manages or operates the Leased Property) shall be directors, officers or employees of Lessor or the Company.

     18.6 Schedule of  Stockholders.  Upon the Commencement  Date,  Lessee shall
          -------------------------
provide to Lessor a schedule of all stockholders who own of record or beneficially ten percent (10%) or more of the outstanding capital stock of Doubletree Corporation. During the Term, Lessee shall promptly provide Lessor with Notice of any changes in the foregoing schedule. Lessee represents and warrants that as of the Commencement Date, it is not directly or indirectly related to the former owner of the Leased Property within the meaning of Section
(514)(c)(9)(B)(iii) of the Code, or directly or indirectly related to the Central States, Southeast and Southwest Areas Pension Fund within the meaning of
Section 514(c)(9)(B)(iv) of the Code. Lessee shall from time to time provide such information as Lessor may reasonably request to verify Lessee's compliance with Section 18.4 and this Section 18.6.
     ----------------------------------
                                   ARTICLE XIX

                                  HOLDING OVER

     19.1 Holding  Over.  If Lessee for any reason  remains in possession of the
          -------------
Leased Property after the expiration or earlier termination of the Term, such possession shall be as a tenant at sufferance during which time Lessee shall pay as rental each month two times the aggregate of (a) one-twelfth of the aggregate Initial Base Rent, or Fixed Base Rent, as applicable, and Percentage Rent payable with respect to the last Lease Year of the Term, (b) all Additional Charges accruing during the applicable month and (c) all other sums, if any, payable by Lessee under this Lease with respect to the Leased Property. During such period, Lessee shall be obligated to perform and observe all of the terms, covenants and conditions of this Lease, but shall have no rights hereunder other than the right, to the extent given by law to tenancies at sufferance, to continue its occupancy and use of the Leased Property. Nothing contained herein shall constitute the consent, express or implied, of Lessor to the holding over of Lessee after the expiration or earlier termination of this Lease.

                                   ARTICLE XX

                                   INDEMNITIES

     20.1 Indemnification.
          ---------------
          (a) LESSEE WILL PROTECT, INDEMNIFY, HOLD HARMLESS AND DEFEND LESSOR INDEMNIFIED PARTIES FROM AND AGAINST ALL LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES), TO THE EXTENT PERMITTED BY LAW, INCLUDING THOSE RESULTING FROM A LESSOR INDEMNIFIED PARTY'S OWN NEGLIGENCE (but excluding those resulting from the negligence of Lessor or its agents, employees, contractors or invitees when actually performing alterations or other Capital Improvements which are not obligations of Lessee and are not performed or supervised by Lessee on behalf of Lessor, and excluding those resulting from a Lessor Indemnified Party's gross negligence or willful misconduct) imposed upon or incurred by or asserted against Lessor Indemnified Parties by reason of:
(a) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Leased Property or adjoining sidewalks, during the Term or while the Leased Property is in the possession or control of Lessee including without limitation any claims under liquor liability, "dram shop" or similar laws, (b) any use, misuse, non-use, condition, management, operation, maintenance or repair by Lessee or any of its agents, employees, contractors or invitees of the Leased Property or Lessee's Personal Property, or any litigation, proceeding or claim by governmental entities or other third parties to which a Lessor Indemnified Party is made a party or participant related to such use, misuse, non-use, condition, management, operation, maintenance, or repair thereof by Lessee or any of its agents, employees, contractors or invitees, including any failure of Lessee or any of its agents, employees, contractors or invitees to perform any obligations under this Lease or imposed by applicable law (other than arising out of Condemnation proceedings), (c) any Impositions that are the obligations of Lessee pursuant to the applicable provisions of this Lease, (d) any failure on the part of Lessee to perform or comply with any of the terms of this Lease, and (e) the nonperformance by Lessee or any of its agents, employees or contractors of any of the terms and provisions of any and all existing and future subleases of the Leased Property to be performed by the landlord thereunder.

          (b)  Lessor  shall   indemnify,   save   harmless  and  defend  Lessee
Indemnified Parties from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses imposed upon or incurred by or asserted against Lessee Indemnified Parties as a result of (a) the gross negligence or willful misconduct of Lessor arising in connection with this Lease or (b) any failure on the part of Lessor to perform or comply with any of the terms of this Lease.

          (c) Any amounts that become payable by an Indemnifying Party under this Section shall be paid within ten (10) days after liability therefor on the part of the Indemnifying Party is determined by litigation or otherwise, and if not timely paid, shall bear a late charge

(to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Any such amounts shall be reduced by insurance proceeds received and any other recovery (net of costs) obtained by the Indemnified Party. An Indemnifying Party, upon request, shall at its sole expense resist and defend any Proceeding, claim or action, or cause the same to be resisted and defended by counsel designated by the Indemnifying Party and approved by the Indemnified Party, which approval shall not be unreasonably withheld; provided, however, that such approval shall not be required in the case of defense by counsel designated by any insurance company undertaking such defense pursuant to any applicable policy of insurance. Each Indemnified Party shall have the right to employ separate counsel in any such Proceeding, claim or action and to participate in the defense thereof, but the fees and expenses of such counsel will be at the sole expense of such Indemnified Party unless a conflict of interest prevents representation of such Indemnified Party by the counsel selected by the Indemnified Party and such separate counsel has been approved by the Indemnifying Party, which approval shall not be unreasonably withheld. The Indemnifying Party shall not be liable for any settlement of any such Proceeding, claim or action made without its consent, which consent shall not be unreasonably withheld, but if settled with the consent of the Indemnifying Party, or if settled without its consent (if its consent shall be unreasonably withheld), or if there be a final, non-appealable judgment for an adversary party in any such Proceeding, claim or action, the Indemnifying Party shall indemnify and hold harmless the Indemnified Party from and against any liabilities incurred by such Indemnified Party by reason of such settlement or judgement. Nothing herein shall be construed as indemnifying an Indemnified Party against its own grossly negligent acts or omissions or willful misconduct.

          (d) Lessee's or Lessor's liability for a breach of the provisions of this Article shall survive any termination of this Lease.

                                   ARTICLE XXI

                            SUBLETTING AND ASSIGNMENT

     21.1 Subletting and Assignment.
          -------------------------
          (a) In addition, to the provisions of Article XVIII and Sections 21.2,
                                                -------------     --------------
21.3 and any other express consents, conditions, limitations or other provisions
- ----
set forth herein, Lessee agrees that it shall not assign this Lease (except in connection with a transfer of all or substantially all of the assets of Doubletree Hotels Corporation, in which event Section 35.4 shall be applicable)
                                              ------------
or hereafter sublease all or any part of the Leased Property without first obtaining the written consent of Lessor. In the case of a permitted subletting, the sublessee shall comply with the provisions of Sections 18.2, 18.3, 18.4,
                                                  --------------------------
18.5, 18.6, 21.2 and 21.3, and in the case of a permitted assignment, the
- -------------------------
assignee shall assume in writing and agree to keep and perform all of the terms of this Lease on the part of Lessee to be kept and performed and shall be, and become, jointly and severally liable with Lessee for the performance thereof. In case of either an assignment or subletting made during the Term, Lessee shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and for the performance and observance of all of the covenants and conditions to be performed by Lessee hereunder. An original counterpart of each such sublease and assignment and assumption, duly executed by Lessee and such sublessee or assignee, as the case may be, in form and substance reasonably satisfactory to Lessor, shall be delivered promptly to Lessor.

          (b) Lessee acknowledges that this Lease is a lease of nonresidential real property and therefore agrees that Lessee, as the debtor in possession, or the trustee for Lessee (collectively "the Trustee") in any proceeding under
                                      -----------
Title 11 of the United States Bankruptcy Code relating to Bankruptcy, as amended (the "Bankruptcy Code"), shall not seek or request any extension of time to
      ---------------
assume or reject this Lease or to perform any obligations of this Lease which arise from or after the order of relief.

          (c) If the Trustee proposes to assume or to assign this Lease or sublet the Premises (or any portion thereof) to any person which shall have made a bona fide offer to accept an assignment of this Lease or a subletting on terms acceptable to the Trustee, the Trustee shall give Lessor, and lessors and mortgagees of Lessor of which Lessee has notice, written notice setting forth the name and address of such person and the terms and conditions of such offer, no later than twenty (20) days after receipt of such offer, but in any event no later than ten (10) days prior to the date on which the Trustee makes application to the Bankruptcy Court for authority and approval to enter into such assumption and assignment or subletting. Lessor shall have the prior right and option, to be exercised by written notice to the Trustee given at any time prior to the effective date of such proposed assignment or subletting, to receive an assignment of this Lease or subletting of the Premises to Lessor or Lessor's designee upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment or subletting of this Lease.

          (d) The Trustee shall have the right to assume Lessee's rights and obligations under this Lease only if the Trustee: (a) promptly cures or provides adequate assurance that the Trustee will promptly cure any default under this Lease; (b) compensates or provides adequate assurance that the Trustee will promptly compensate Lessor for any actual pecuniary loss incurred by Lessor as a result of Lessee's default under this Lease; and (c) provides adequate assurance of future performance under this Lease. Adequate assurance of future performance by the proposed assignee shall include, as a minimum, that: (i) any proposed assignee of this Lease shall provide to Lessor an audited financial statement, dated no later than six (6) months prior to the effective date of such proposed assignment or sublease with no material change therein as of the effective date, which financial statement shall show the proposed assignee to have a net worth equal to at least the Minimum Net Worth, or, in the alternative, the proposed assignee shall provide a guarantor of such proposed assignee's obligations under this Lease, which guarantor shall provide an audited financial statement meeting the requirements of (i) above and shall execute and deliver to Lessor a guaranty agreement in form and substance acceptable to Lessor; and (ii) any proposed assignee shall grant to Lessor a security interest in favor of Lessor in all furniture, fixtures, and other personal property to be used by such proposed assignee in the Leased Property. All payments required of Lessee under this Lease, whether or not expressly denominated as such in this Lease, shall constitute rent for the purposes of Title 11 of the Bankruptcy Code.

          (e) The parties agree that for the purposes of the Bankruptcy Code relating to (a) the obligation of the Trustee to provide adequate assurance that the Trustee will "promptly" cure defaults and compensate Lessor for actual pecuniary loss, the word "promptly" shall mean that cure of defaults and compensation will occur no later than sixty (60) days following the filing of any motion or application to assume this Lease; and (b) the obligation of the Trustee to compensate or to provide adequate assurance that the Trustee will promptly compensate

Lessor for "actual pecuniary loss", the term "actual pecuniary loss" shall mean,
                                              ---------------------
in addition to any other provisions contained herein relating to Lessor's damages upon default obligations of Lessee to pay money under this Lease and all attorneys' fees and related costs of Lessor incurred in connection with any default of Lessee in connection with Lessee's bankruptcy proceedings).

          (f) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease and each of the conditions and provisions hereof on and after the date of such assignment. Any such assignee shall, upon the request of Lessor, forthwith execute and deliver to Lessor an instrument, in form and substance acceptable to Lessor, confirming such assumption.

     21.2  Attornment.  Lessee  shall insert in each future  sublease  permitted
           ----------
under Section 21.1 provisions to the effect that (a) such sublease is subject
      ------------
and subordinate to all of the terms and provisions of this Lease and to the rights of Lessor hereunder, (b) if this Lease terminates before the expiration of such sublease, the sublessee thereunder will, at Lessor's option, attorn to Lessor and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder as a result of the termination of this Lease, and (c) if the sublessee receives a written Notice from Lessor or Lessor's assignees, if any, stating that an uncured Event of Default exists under this Lease, the sublessee shall thereafter be obligated to pay all rentals accruing under said sublease directly to the party giving such Notice, or as such party may direct. All rentals received from the sublessee by Lessor or Lessor's assignees, if any, as the case may be, shall be credited against the amounts owing by Lessee under this Lease.

     21.3  Management  Agreement.  Lessee shall not enter into any management or
           ---------------------
agency agreement relating to the management or operation of the Facility or any modifications to such management or agency agreement (collectively, the "Management Agreement") without Lessor's prior written approval of the terms and
 --------------------
conditions thereof and of the identity of any manager of the Facility (the "Manager") which is not an Affiliate of Lessee. Lessor hereby acknowledges that
 -------
either Doubletree Hotels Corporation or DT Management, Inc., each an Affiliate of Lessee, will be the Manager. The Management Agreement shall provide, among other things, that (i) the management fee shall not exceed three percent (3%) of Gross Revenues, (ii) upon termination of this Lease or termination of Lessee's right to possession of the Leased Property for any reason whatsoever, the Management Agreement may be terminated by Lessor without liability for any payment due or to become due to the Manager, and (iii) all fees and other amounts payable by Lessee to the Manager for the period ending twenty-four (24) full calendar months after the Commencement Date (the "Subordination Period"),
                                                       --------------------
in excess of two percent (2%) of Gross Revenues shall be fully subordinate to Rent and other amounts payable by Lessee to Lessor hereunder until such time as Lessor has received for the Subordination Period Initial Base Rent, Fixed Base Rent, Additional Fixed Rent and/or Percentage Rent (determined on an annualized basis) in an amount equal to the Minimum Return.

                                  ARTICLE XXII

                              ESTOPPEL CERTIFICATES

     22.1  Officer's  Certificates;   Financial  Statements;  Lessor's  Estoppel
           ---------------------------------------------------------------------
Certificates and Covenants.
- --------------------------
          (a) At any time and from time to time upon not less than fifteen (15) days' Notice by Lessor, Lessee will furnish to Lessor an Officer's Certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which the Rent has been paid, whether to the knowledge of Lessee there is any existing default or Event of Default hereunder by Lessor or Lessee, and such other information as may be reasonably requested by Lessor. Any such certificate furnished pursuant to this Section may be relied upon by Lessor, any lender, any underwriter and any prospective purchaser of the Leased Property.

          (b) Lessee will furnish the following statements and operating information to Lessor:

               (1) the most recent Consolidated Financials of Lessee within thirty (30) days after each quarter of any fiscal year (or, in the case of the final quarter in any fiscal year, the most recent audited Consolidated Financials of Lessee within sixty (60) days);

               (2) with reasonable promptness, such other information respecting the financial condition, operations and affairs of Lessee or the Leased Property (A) as Lessor or the Company may be required or may deem desirable in its reasonable discretion to file with or provide to the SEC or any other governmental agency or any other Person, all in the form, and either audited or unaudited, as Lessor may request in Lessor's reasonable discretion, (B) as may be reasonably necessary to confirm compliance by Lessee and its Affiliates with the requirements of this Lease, and (C) as may be required or requested by any existing, potential or future Holder;

               (3) on or before the 15th day of each month, a balance sheet, and detailed profit and loss and cash flow statements showing the financial position of the Facility as at the end of the preceding month and the results of operation of the Facility for such preceding month and the Lease Year to date (including a comparison to the Operating Budget as approved);

               (4) on or before the 15th day of each month, the general manager's written critique of the financial report submitted pursuant to subsection (3) immediately above, setting forth in narrative form any variations during the preceding month from the Annual Budget and including a preview of the Facility's financial operations during the current month;

               (5) on or before the 15th day of each April, July and October during the Term, an updated estimate for each calendar quarter remaining in the Lease Year of the information required by Sections
                                                                     --------
          3.5(a) and (e) hereof;
          --------------

               (6) monthly STR Reports within five (5) days of Lessee's receipt thereof;

               (7) within five (5) days of Lessee's receipt thereof, any inspection reports received from the franchisor under the Franchise Agreement; and

               (8) upon request by Lessor, copies of all licenses, permits, occupancy agreements, operating agreements, leases, contracts, inspection reports, studies, appraisals, assessments, default or other notices and similar materials and information existing with respect to the Leased Property.

          (c) At any time and from time to time upon not less than ten (10) days notice by Lessee, Lessor will furnish to Lessee or to any person designated by Lessee an estoppel certificate certifying that this Lease is unmodified and in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications), the date to which Rent has been paid, whether to the knowledge of Lessor there is any existing default or Event of Default on Lessee's or Lessor's part hereunder, and such other information as may be reasonably requested by Lessee. Any such certificate furnished pursuant to this Section may be relied upon by Lessee, any lender, any underwriter and any purchaser of the stock or assets of Lessee.

          (d) Lessee covenants to cause its officers and employees, its Manager and its auditors to cooperate fully and promptly with Lessor and the Company and with the auditors for Lessor and the Company in connection with the timely preparation and filing of Lessor's and the Company's filings, reports and returns under applicable federal, state and other governmental securities, blue sky and tax laws and regulations.

                                  ARTICLE XXIII

                                   INSPECTIONS

     23.1 Regular Meetings; Lessor's Right to Inspect.
          -------------------------------------------
          (a) Lessee agrees that if requested by Lessor the general manager, the controller, the director of marketing, the asset manager and, if specifically requested by Lessor, the director of food and beverage and the chief engineer for the Facility will meet at the Facility with Lessor and its representatives on a monthly basis throughout each Lease Year in order to discuss all aspects of the management, maintenance and operation of the Facility.

          (b) Lessee shall permit Lessor and its representatives as frequently as reasonably requested by Lessor to inspect the Leased Property and Lessee's accounts and records pertaining thereto and make copies thereof, during usual business hours upon reasonable advance notice, subject only to any business confidentiality requirements reasonably requested by Lessee. In conducting such inspections Lessor shall not unreasonably interfere with the conduct of Lessee's business at the Leased Property.

          (c) Lessee will provide customary gratuitous accommodations, food and beverage, and other services and amenities to Lessor and its representatives in connection with all such meetings and inspections.

                                  ARTICLE XXIV

                                    NO WAIVER

     24.1 No Waiver.  No  failure by Lessor or Lessee to insist  upon the strict
          ---------
performance of any term hereof or to exercise any right, power or remedy consequent upon a breach thereof, and no acceptance of full or partial payment of Rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term. To the extent permitted by law, no waiver of any breach shall affect or alter this Lease, which shall continue in full force and effect with respect to any other then existing or subsequent breach.

                                   ARTICLE XXV

                               CUMULATIVE REMEDIES

     25.1  Remedies  Cumulative.  To the extent  permitted by law but subject to
           --------------------
Article XXXIX and any other provisions of this Lease expressly limiting the
- -------------
rights, powers and remedies of either Lessor or Lessee, each legal, equitable or contractual right, power and remedy of Lessor or Lessee now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy and the exercise or beginning of the exercise by Lessor or Lessee of any one or more of such rights, powers and remedies shall not preclude the simultaneous or subsequent exercise by Lessor or Lessee of any or all of such other rights, powers and remedies.

                                  ARTICLE XXVI

                                    SURRENDER

     26.1  Acceptance of Surrender.  Other than upon  expiration of the Term, no
           -----------------------
surrender to Lessor of this Lease or of the Leased Property or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Lessor and no act by Lessor or any representative or agent of Lessor, other than such a written acceptance by Lessor, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXVII

                                    NO MERGER

     27.1 No Merger of Title.  There  shall be no merger of this Lease or of the
          ------------------
leasehold estate created hereby by reason of the fact that the same person or entity may acquire, own or hold, directly or indirectly: (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and (b) the fee estate in the Leased Property.

                                 ARTICLE XXVIII

                              CONVEYANCE BY LESSOR

     28.1  Conveyance  by Lessor.  Lessor shall have the  unrestricted  right to
           ---------------------
mortgage or otherwise convey the Leased Property to a Holder. If Lessor conveys the Leased Property in accordance with the terms hereof other than to a Holder, and the grantee or transferee of the Leased Property expressly assumes all obligations of Lessor hereunder arising or accruing from and after the date of such conveyance or transfer, Lessor shall thereupon be released from all future liabilities and obligations of Lessor under this Lease arising or accruing from and after the date of such conveyance or other transfer as to the Leased Property and all such future liabilities and obligations shall thereupon be binding upon the new owner. Lessor shall promptly notify Lessee of any such conveyance. If Lessee is not reasonably satisfied that the new owner is a capable, reliable and qualified Person of good reputation and character which has the financial capability to fulfill Lessor's obligations hereunder, or, if in Lessee's reasonable judgment, the new owner is a competitor of Lessee, Lessee may terminate this Lease upon ninety (90) days' Notice to Lessor given within thirty (30) days after Lessee receives a Notice of such conveyance. A "competitor of Lessee" shall mean a Person which, or an Affiliate of which, manages hotels bearing the brand name of such Person or an Affiliate of such Person (such as Wyndham, Marriott or Hyatt). In the event Lessor conveys the Leased Property in accordance with this Section 28.1 and Lessee exercises its
                                        ------------
option to terminate in accordance therewith, Lessee shall not be entitled to any compensation for early termination of this Lease.

     28.2 Lessor May Grant Liens.
          ----------------------
          (a) Without the consent of Lessee, Lessor may from time to time, directly or indirectly, create or otherwise cause to exist any lien, encumbrance or title retention agreement upon the Leased Property, or any portion thereof or interest therein, or upon Lessor's interest in this Lease, whether to secure any borrowing or other means of financing or refinancing or otherwise. Except for an Excess Mortgage, this Lease and Lessee's interest hereunder shall at all times be subject and subordinate to the lien and security title of any deeds to secure debt, deeds of trust, mortgages, or other interests heretofore or hereafter granted by Lessor or which otherwise encumber or affect the Leased Property and to any and all advances to be made thereunder and to all renewals, modifications, consolidations, replacements, substitutions, and extensions thereof (all of which are herein called the "Mortgage"), provided that the
                                             --------
Mortgage and all security agreements delivered by Lessor in connection therewith shall be subject to Lessee's rights under this Lease to receive all Gross Revenues of the Facility prior to the earlier of the occurrence of an Event of Default or the date that this Lease is terminated by the Holder of the Mortgage in the exercise of its remedies thereunder. In confirmation of such subordination, however, Lessee shall, at Lessor's request, promptly execute, acknowledge and deliver any instruments which may be required to evidence subordination to any Mortgage and to the Holder thereof and the assignment of this Lease and Lessor's rights and interests thereunder to such Holder. In the event of Lessee's failure to deliver such instruments and if the Mortgage and such instruments do not change adversely and in any material respect any term of this Lease, Lessor may, in addition to any other remedies for breach of covenant hereunder, execute, acknowledge, and deliver the instrument as the agent or attorney-in-fact of Lessee, and Lessee hereby irrevocably constitutes Lessor its attorney-in-fact for such purpose, Lessee acknowledging that the appointment is coupled with an interest and is irrevocable.

          (b) Lessee shall, upon the request of Lessor or any existing, potential or future Holder, (i) provide Lessor or such Holder with copies of all licenses, permits, occupancy agreements, operating agreements, leases, contracts, inspection reports, studies, appraisals, assessments, default or other notices and similar materials reasonably requested in connection with any existing or proposed financing of the Leased Property, and (ii) execute, and/or cause the Manager to execute, as applicable, such estoppel agreements and collateral assignments with respect to the Facility's liquor license, the Management Agreement and any of the other aforementioned agreements as Holder may reasonably request in connection with any such financing, provided that no such estoppel agreement or collateral assignment shall in any way affect the Term or affect adversely in any material respect any rights of Lessee under this Lease.

          (c) No act or failure to act on the part of Lessor which would entitle Lessee under the terms of this Lease, or by law, to be relieved of any of Lessee's obligations hereunder (including, without limitation, its obligation to pay Rent) or to terminate this Lease, shall result in a release or termination of such obligations of Lessee or a termination of this Lease unless: (i) Lessee shall have first given written notice of Lessor's act or failure to act to any Holder of whom Lessee has been given written notice of such Holder's status as a Holder, specifying the act or failure to act on the part of Lessor which would give basis to Lessee's rights; and (ii) the Holder, after receipt of such notice, shall have failed or refused to correct or cure the condition complained of within a reasonable time thereafter (in no event less than sixty (60) days), which shall include a reasonable time for such Holder to obtain possession of the Leased Property, if possession is reasonably necessary for the Holder to correct or cure the condition, or to foreclose such Mortgage, and if the Holder notifies the Lessee of its intention to take possession of the Leased Property or to foreclosure such Mortgage, and correct or cure such condition. If such Holder is prohibited by any process or injunction issued by any court or by reason of any action by any court having jurisdiction or any bankruptcy, debtor rehabilitation or insolvency proceedings involving Lessor from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof, provided, however, that this Lease shall continue to be in full force and effect, the times for commencing or prosecuting such foreclosure or other proceedings shall be extended for the period of such prohibition. The provisions of this Section 28.2(c) shall not be construed to limit or affect Lessee's right
        ---------------
to make payments or perform acts for the account and at the expense of Lessor in accordance with the provisions of Section 39.1(a) or Lessee's right to offset
                                  ---------------
against Rent or other charges due under this Lease in accordance with the provisions of Section 39.1(a).
              ---------------
          (d) Lessee shall deliver by notice delivered in the manner provided in
Article XXX to any Holder who gives Lessee written notice of its status as a
- -----------
Holder, at such Holder's address stated in the Holder's written notice or at such other address as the Holder may designate by later written notice to Lessee, a duplicate copy of any and all notices regarding any default which Lessee may from time to time give or serve upon Lessor pursuant to the provisions of this Lease. Copies of such notices given by Lessee to Lessor shall be delivered to such Holder simultaneously with delivery to Lessor. No such notice by Lessee to Lessor hereunder shall be deemed to have been given unless and until a copy thereof has been mailed to such Holder as provided above.

          (e) At any time, and from time to time, upon not less than ten (10) days' notice by a Holder to Lessee, Lessee shall deliver to such Holder an estoppel certificate certifying as to the information required in Section
                                                                  -------
22.1(c), and such other information as may
- -------
be reasonably requested by such Holder. Any such certificate may be relied upon by such Holder.

          (f) Lessee shall cooperate in all reasonable respects, and as generally described in Section 42.2 of this Lease, with any transfer of the
                       ------------
Leased Property to a Holder that succeeds to the interest of Lessor in the Leased Property (including, without limitation, in connection with the transfer of any franchise, license, lease, permit, contract, agreement, or similar item to such Holder or such Holder's designee necessary or appropriate to operate the Leased Property). Lessor and Lessee shall cooperate in (i) including in this Lease by suitable amendment from time to time any provision which may be requested by any proposed Holder, or may otherwise be reasonably necessary, to implement the provisions of this Article and (ii) entering into any further agreement with or at the request of any Holder which may be reasonably requested or required by such Holder in furtherance or confirmation of the provisions of this Article; provided, however, that any such amendment or agreement shall not in any way affect the Term nor affect adversely in any material respect any rights of Lessor or Lessee under this Lease.

                                  ARTICLE XXIX

                                 QUIET ENJOYMENT

     29.1 Quiet  Enjoyment.  So long as Lessee pays all Rent as the same becomes
          ----------------
due and complies with all of the terms of this Lease and performs its obligations hereunder, in each case within the applicable grace and/or cure periods, if any, Lessee shall peaceably and quietly have, hold and enjoy the Leased Property for the Term hereof, free of any claim or other action by Lessor or anyone claiming by, through or under Lessor and not claiming by, through or under Lessee, but subject to all liens and encumbrances subject to which the Leased Property was conveyed to Lessor or hereafter consented to by Lessee or provided for herein. Lessee shall have the right by separate and independent action to pursue any claim it may have against Lessor as a result of a breach by Lessor of the covenant of quiet enjoyment contained in this Section.

                                   ARTICLE XXX

                                     NOTICES

     30.1 Notices. All notices, demands, requests,  consents approvals and other
          -------
communications ("Notice" or "Notices") hereunder shall be in writing and
                 ------      -------
personally served or mailed (by express mail, courier, or registered or certified mail, return receipt requested and postage prepaid), (i) if to Lessor at Tri West Plaza, 3030 LBJ Freeway, Suite 1500, Dallas, Texas 75234, Attention:
Mr. Thomas W. Lattin and John P. Bohlmann (as well as to any Holder pursuant to
Section 28.2(d)) and (ii) if to Lessee or Doubletree Hotels at Doubletree Hotels
- ---------------
Corporation, 410 N. 44th Street, Suite 700, Phoenix, Arizona 85008-6572
Attention: William L. Perocchi and David L. Stivers, or to such other address or addresses as either party may hereafter designate. Personally or by express mail delivered Notice shall be effective upon receipt, and Notice given by mail shall be complete at the time of deposit in the U.S. Mail system, but any prescribed period of notice and any right or duty to do any act or make any response within any prescribed period or on a date certain after the service of such Notice given by mail shall be extended five days.

                                  ARTICLE XXXI

                                   APPRAISALS

     31.1 Appraisers. If it becomes necessary to determine the fair market value
          ----------
or fair market rental of the Leased Property for any purpose of this Lease, then, except as otherwise expressly provided in this Lease, the party required or permitted to give Notice of such required determination shall include in the Notice the name of a person selected to act as appraiser on its behalf. Within ten (10) days after Notice, Lessor (or Lessee, as the case may be) shall by Notice to Lessee (or Lessor, as the case may be) appoint a second person as appraiser on its behalf. The appraisers thus appointed, each of whom must be a member of the American Institute of Real Estate Appraisers (or any successor organization thereto) with at least five years experience in the State appraising property similar to the Leased Property, shall, within ten (10) days after the date of the Notice appointing the second appraiser, proceed to appraise the Leased Property to determine the fair market value or fair market rental thereof as of the relevant date (giving effect to the impact, if any, of inflation from the date of their decision to the relevant date); provided, however, that if only one appraiser shall have been so appointed, then the determination of such appraiser shall be final and binding upon the parties. If two appraisers are appointed and if the difference between the amounts so determined does not exceed 5% of the lesser of such amounts, then the fair market value or fair market rental shall be an amount equal to 50% of the sum of the amounts so determined. If the difference between the amounts so determined exceeds 5% of the lesser of such amounts, then such two appraisers shall have ten (10) days to appoint a third appraiser. If no such appraiser shall have been appointed within such ten (10) days or within sixty (60) days of the original request for a determination of fair market value or fair market rental, whichever is earlier, either Lessor or Lessee may apply to any court having jurisdiction to have such appointment made by such court. Any appraiser appointed by the original appraisers or by such court shall be instructed to determine the fair market value or fair market rental within thirty (30) days after appointment of such appraiser. The determination of the appraiser which differs most in the terms of dollar amount from the determinations of the other two appraisers shall be excluded, and 50% of the sum of the remaining two determinations shall be final and binding upon Lessor and Lessee as the fair market value or fair market rental of the Leased Property, as the case may be. This provision for determining by appraisal shall be specifically enforceable to the extent such remedy is available under applicable law, and any determination hereunder shall be final and binding upon the parties except as otherwise provided by applicable law. Lessor and Lessee shall each pay the fees and expenses of the appraiser appointed by it and each shall pay one-half of the fees and expenses of the third appraiser.

                                  ARTICLE XXXII

                             (Intentionally deleted)

                                 ARTICLE XXXIII

                             (Intentionally deleted)

                                  ARTICLE XXXIV

                               MEMORANDUM OF LEASE

     34.1 Memorandum of Lease. Lessor and Lessee shall promptly upon the request
          -------------------
of either enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the State in which reference to this Lease, and all options contained herein, shall be made. Lessee shall pay all costs and expenses of recording such memorandum of this Lease.

                                  ARTICLE XXXV

                       LESSEE CAPITALIZATION REQUIREMENTS

     35.1 Lessee's Net Worth. Lessee shall be obligated to maintain at all times
          ------------------
during the Term a Net Worth in an amount at least equal to the greater of (a) Four Hundred Thousand and No/100 Dollars ($400,000.00), or (b) twenty percent (20%) of the aggregate projected annual Initial Base Rent or Fixed Base Rent, as applicable, and Percentage Rent for the Leased Property and the Other Leased Properties, shown from time to time on the Annual Budgets for the Leased Property last approved by Lessor pursuant to Section 3.5 of this Lease and the
                                             -----------
similar annual budgets last approved by Lessor pursuant to Section 3.5 or
                                                           -----------
similar sections of the Other Leases (the "Minimum Net Worth"). For the Lease
                                           -----------------
Year 1996 and until new annual budgets are approved by Lessor, the Minimum Net Worth of Lessee required hereunder shall be Four Hundred Thousand and No/100 Dollars ($400,000.00). As used herein, "Net Worth" shall mean the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with GAAP, excluding, however, from the determination of total assets: (a) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, and other similar intangibles; (b) all deferred charges that are not required to be capitalized in accordance with GAAP or unamortized debt discounts and expense; (c) treasury stock; (d) as to Lessee, but not as to Doubletree Hotels, securities which are not readily marketable or are not listed on a major recognized securities exchange, except for limited partnership units in the Lessor registered in the name of the Lessee ("Units"); (e) any write-up
                                                     -----
in the book value of any asset resulting from a revaluation thereof; (f) this Lease and the Other Leases; and (g) any items not included in clauses (a) through (f) above that are treated as intangibles in conformity with GAAP. Without limiting the foregoing exclusions, assets which may be included in the Net Worth of Lessee shall be limited to Cash and Working Capital (the excess of current assets over its current liabilities, both as determined in accordance with GAAP), readily marketable securities which are listed on major, recognized securities exchanges and Units. However, subject to Section 35.2, Lessee may
                                                    ------------
include in its assets, for purposes of its Net Worth, promissory notes payable to Lessee from Doubletree Hotels Corporation, an Arizona corporation ("Doubletree Hotels") provided such notes shall be (i) in form satisfactory to
  -----------------
Lessor, (ii) delivered and endorsed to Lessor in a manner satisfactory to Lessor, and (iii) collaterally assigned to Lessor as security for Lessee's obligations under this Lease by a security agreement satisfactory to Lessor and provided that Doubletree Corporation continues to be a publicly held and traded company and Doubletree Hotels continues to be controlled directly by Doubletree Corporation, each with (i) a Net Worth (excluding the working capital of any hotels, other than the Facilities subject to this Lease and to the Other Leases) at least equal to the Minimum Net Worth, and (ii) current assets in excess of current liabilities (each determined in accordance with GAAP but excluding the working capital of any hotels other than the Facilities subject to this Lease and to the Other Leases) at least equal to the amount of such notes.

     35.2 Lessee's Cash. On the date hereof Lessee shall have Cash in the amount
          -------------
of at least $100,000.00, and Lessee shall at all times hereafter maintain an adequate amount of Working Capital to operate the Facility and any Facilities subject to Other Leases. As used herein, "Cash" shall mean (a) cash or other
                                          ----
immediately available funds, (b) any debt instrument with a term of up to 12 months that is issued by or backed by the full faith and credit of the United States, (c) any certificate of deposit with a term of up to 12 months that is issued by an issuer that, on the date of issuance and on each date of any renewal or reissuance thereof, is a substantial U.S. financial institution that is satisfactory to Lessor (an "Approved Financial Institution"), and which
                               ------------------------------
instrument is in form and substance satisfactory to the Lessor, (d) any irrevocable, "clean" letter of credit issued by an issuer that, on the date of issuance and on each date of any renewal or reissuance thereof, is an Approved Financial Institution, and which instrument is in form and substance satisfactory to the Lessor, and (e) a repurchase agreement with a term of up to ninety (90) days that is binding upon an Approved Financial Institution, and which agreement is in form and substance satisfactory to the Lessor. As used herein, "Working Capital" shall mean the excess of the Lessee's current assets over the Lessee's current liabilities, both as determined in accordance with GAAP.

     35.3 Verification of Net Worth.
          -------------------------
          (a) In addition to the Consolidated Financials of Lessee to be delivered to Lessor pursuant to Section 22.1, Lessee shall deliver to Lessor,
                                ------------
together with such Consolidated Financials of Lessee, a certificate of Lessee's chief financial officer in form reasonably required by Lessor (the "Financial
                                                                    ---------
Officer's Certificate"), certifying the Net Worth and Cash of Lessee as of the
- ---------------------
date of the Consolidated Financials of Lessee being delivered concurrently therewith and stating that Lessee is in compliance with its obligations under Sections 35.1 and 35.2 of this Lease, or if not, so stating and including the
- ----------------------
reasons therefor. Lessor shall have the right from time to time and at any time to have an independent certified public accountant selected by Lessor perform an audit or other review of the books and records of Lessee to verify the amount of Lessee's Net Worth and Cash, and Lessee shall cooperate with Lessor in connection therewith. If Lessor audits or reviews the amount of Lessee's Net Worth and Cash shown in the last Financial Officer's Certificate delivered to Lessor, and such audit or review discloses that either the Net Worth or Cash of Lessee as of such date certified is one percent (1%) or more less than the amount shown on the Financial Officer's Certificate or that the statements in such Financial Officer's Certificate regarding Lessee's compliance with those obligations under Sections 35.1 or 35.2 is otherwise materially incorrect, then
                  ---------------------
in addition to any other rights and remedies of Lessor, Lessee shall pay for the cost of the audit or review. Otherwise, Lessor shall bear the cost of the audit or review.

          (b) In the event Lessee utilizes promissory notes of Doubletree Hotels to satisfy its Minimum Net Worth requirements, Doubletree Hotels shall (and Lessee shall cause Doubletree Hotels to) deliver to Lessor, at such time as Lessee delivers to Lessor its Consolidated Financials, (i) a certificate of Doubletree Hotels' chief financial officer or its corporate controller in form reasonably required by Lessor, certifying the Net Worth, current assets and current liabilities of Doubletree Hotels as of the date of the Consolidated Financials delivered by Lessee and stating that Doubletree Hotels and Lessee are in compliance with

Section  35.1 of this Lease,  or if not, so stating  and  including  the reasons
- -------------
therefor, and (ii) the most recent Consolidated Financials of Doubletree Hotels and Doubletree Corporation.

     35.4  Change of  Control.  Lessee  represents  and  warrants  that it is an
           ------------------
Arizona corporation all of whose outstanding capital stock is owned by Doubletree Hotels and that all of the outstanding capital stock of Doubletree Hotels is owned by Doubletree Corporation, a Delaware corporation, whose shares are listed on NASDAQ. Lessee agrees that throughout the Term of this Lease, all of the outstanding capital stock of Lessee shall be owned directly or indirectly by, and Lessee shall be controlled by, Doubletree Hotels. Lessee also agrees that throughout the Term Doubletree Hotels shall be controlled directly by Doubletree Corporation and that no holder of the outstanding capital stock of Doubletree Hotels shall be "a competitor of Lessor" as defined below. However, a merger or a transfer of all or substantially all of the stock or assets of Doubletree Hotels which results in Doubletree Hotels ceasing to be wholly owned and controlled by Doubletree Corporation shall not constitute an Event of Default. Lessee shall give Lessor prompt Notice of the occurrence of such a transaction. If such a transaction occurs and if Lessor is not reasonably satisfied that the Person(s) owning and controlling Doubletree Hotels is a capable, reliable and qualified Person of good reputation and character which has the financial capability to fulfill Lessee's obligations hereunder or, in Lessor's reasonable judgment, such Person or an Affiliate of such Person is a competitor of Lessor, Lessor may terminate this Lease upon ninety (90) days Notice to Lessor given within one hundred twenty (120) days after Lessee receives a Notice of the occurrence of such transaction. A "competitor of Lessor" shall mean a Person which, or an Affiliate of which, is a real estate investment trust which is or intends to become publicly held or traded. In the event Lessor exercises its option to terminate in accordance therewith, Lessee shall not be entitled to any compensation for early termination of this Lease.

     35.5 Other  Business  Activities.  Lessee  shall not engage in or incur any
          ---------------------------
expenses, indebtedness or obligations related to any business or activity, including without limitation owning, leasing or managing hotels other than the Facility, that is not directly related to leasing the Leased Property under this Lease or the Other Leased Properties under the Other Leases.

     35.6  Non-Competition.  Without  Lessor's  prior written  consent,  neither
           ---------------
Lessee nor any Affiliate thereof shall, during the Term hereof, acquire, construct, operate, lease, franchise, license or manage any hotel which uses a Doubletree name brand within a five (5) mile radius of the Leased Property. Without Lessor's prior written consent, neither Lessee nor any Affiliate thereof shall, during the term hereof, acquire, construct, operate, lease, license or manage any hotel within a two (2) mile radius of the Leased Property; provided, however, the foregoing two (2) mile restriction shall not apply to (i) a hotel acquired in a chain acquisition which does not use a Doubletree brand name, (ii) Candlewood Hotel Company, L.L.C. so long as it is not controlled by or under common control with Doubletree Hotels Corporation, (iii) shareholders of Doubletree Corporation which are Affiliates but which are not controlled by or under common control with Doubletree Hotels Corporation, including, without limitation, the General Electric Pension Trust or (iv) hotels in which the General Electric Pension Trust has an interest which are not operated, leased or managed by Doubletree Hotels Corporation or an Affiliate thereof controlled by or under common control with Doubletree Hotels Corporation.

                                  ARTICLE XXXVI

                          LESSOR'S OPTION TO TERMINATE

     36.1 Lessor's Option to Terminate Lease.
          ----------------------------------
          (a) In the event (i) Lessor consummates a bona fide contract to sell the Leased Property to a non-Affiliate, (ii) of a Tax Law Change resulting in Lessor's determination to terminate this Lease, or (iii) Lessee fails to lease from Lessor a total of not less than five (5) hotels (including the Facility) by the third (3rd) anniversary of the Commencement Date then in any of such events Lessor may terminate the Lease by (i) giving not less than ninety (90) days prior Notice to Lessee of Lessor's election to terminate the Lease upon the closing under such contract, (ii) upon not less than ninety (90) days' prior written Notice to be given within ninety (90) days after the effective date of the Tax Law Change, or (iii) not less than ninety (90) days' Notice after the third anniversary of the Commencement Date, but before forty two (42) months following the Commencement Date, in the event Lessee has failed to lease a total of not less than five (5) hotels. Effective upon such date, this Lease shall terminate and be of no further force and effect except as to any obligations of the parties existing as of such date that survive termination of this Lease and all Rent including Percentage Rent and Additional Charges shall be adjusted as of the termination date.

          (b) As compensation for the early termination of its leasehold estate under this Article XXXVI because of a sale of the Leased Property, Lessor shall
           -------------
not more than one (1) year prior to the anticipated termination date of this Lease and in any event within 180 days of the closing of such sale, either (i) pay to Lessee the fair market value of Lessee's leasehold estate hereunder as of the closing of the sale of the Leased Property or (ii) offer to lease to Lessee one or more substitute hotel facilities pursuant to one or more leases that would create for the Lessee leasehold estates that have an aggregate fair market value of no less than the fair market value of the leasehold estate created by this Lease, both such values as determined as of the closing of the sale of the Leased Property. Lessee may, in the exercise of its good faith judgment, reasonably exercised, reject a proposed substitute leasehold estate or combination of substitute leasehold estates having a fair market value of no less than the fair market value of Lessee's leasehold estate hereunder (a "Comparable Lease"), in which event Lessor shall be entitled to defer the
 ----------------
payment due Lessee pursuant to the option described in (i) above for a period of up to three (3) years during which Lessor shall be allowed to propose other Comparable Leases to Lessee. If Lessee rejects two (2) additional Comparable Leases during such three-year period, Lessor shall have no obligations to Lessee with respect to compensation for the early termination of this Lease. In the event Lessor and Lessee are unable to agree upon the fair market value of Lessee's leasehold estate or replacement leasehold estate, it shall be determined by appraisal using the appraisal procedure set forth in Article XXXI.
                                                                   ------------
          (c) As compensation for the early termination of its leasehold estate under this Article XXXVI because of a Tax Law Change, (i) Lessor shall, not more
           -------------
than one (1) year prior to the anticipated termination date of this Lease and in any event within ninety (90) days of such termination, pay to Lessee the fair market value of Lessee's leasehold estate hereunder as of the termination date of this Lease, and (ii) prior to the anticipated termination date and effective on the date thereof, Lessor and Lessee (or an Affiliate of Lessee) shall enter into a new management agreement for the Facility for a term equal to the remaining Term of this Lease and a management fee equal to three percent (3%) of Gross Revenues, and containing other terms consistent with those for comparable hotels. The fair market value of such new management agreement shall be credited against the payment to be made by Lessor to Lessee pursuant to clause (i) of the immediately preceding sentence. In calculating such fair market value, fees payable under the new management agreement shall be projected for the remaining Term of this Lease on the basis which is most reasonable under the circumstances. In the event Lessor and Lessee are unable to agree on any provisions of the new management agreement, the matter shall be referred to arbitration as provided for in
Section 40.1 hereof.
- ------------
          (d) Lessee shall not be entitled to any compensation for early termination of its leasehold estate under this Article XXXVI because of Lessee's
                                               -------------
failure to lease a total of not less than five (5) hotels from Lessor by the third anniversary of the Commencement Date. Lessor and Lessee shall endeavor in good faith to have Lessee lease at least five (5) hotels from Lessor by such date.

          (e) Notwithstanding anything to the contrary herein, in the event of termination of this Lease other than by reason of an Event of Default (and other than by reason of or the expiration of the stated Term of this Lease), in addition to any other sums payable by Lessor to Lessee, Lessor shall be obligated to compensate Lessee for the early termination of its leasehold estate by paying to Lessee (or offsetting against Lessee's obligation to pay Deferred
Rent) an amount equal to the amount of Deferred Rent not paid to Lessor at the time of the termination of the Lease.

          (f) For the purposes of this Section, fair market value of the leasehold estate means, as applicable, an amount equal to the price that a willing buyer not compelled to buy would pay a willing seller not compelled to sell for Lessee's leasehold estate under this Lease or an offered replacement leasehold estate. In computing fair market value of a leasehold estate and a new management agreement, the appraiser shall discount all future income, expenses and fees to the then present value at a rate of twelve percent (12%) per annum.

                                 ARTICLE XXXVII

                 FRANCHISE AGREEMENT, DOUBLETREE HOTEL STANDARDS

                                AND GROUND LEASES


     37.1 Compliance with Franchise Agreement, Doubletree Hotel Standards and
          -------------------------------------------------------------------
Ground Leases.
- -------------
          (a) To the extent any of the provisions of a Franchise Agreement or a ground lease impose a greater obligation on Lessee than the corresponding provisions of this Lease, then Lessee shall be obligated to comply with, and to take all reasonable actions necessary to prevent breaches or defaults under, the provisions of such Franchise Agreement and/or ground lease, except to the extent that Lessee is prevented from complying with such Franchise Agreement or ground lease because of Lessor's breach of its obligations to comply with Article
                                                                   -------
XXXVIII and subject to the last sentence of Section 38.1(b), or the failure of
- -------                                     ---------------
Lessor to pay or perform as required by such ground leases, ground rents, Lessor Impositions and Lessor Insurance Costs and to pay and perform any other obligations that would have to be paid or performed by Lessor under this Lease if there were no ground leases. It is the intent of the parties hereto that Lessee shall comply in every respect with the provisions of any Franchise Agreement and ground leases so as to avoid any default thereunder during the term of this Agreement provided, however, the obligation to pay or perform as required by such ground leases, ground rents, Lessor Impositions and Lessor Insurance Costs and to pay and perform any other obligations that would have to be paid or performed by Lessor under this Lease if there were no ground leases encumbering the Leased Property, shall be the obligation of Lessor, and not of Lessee.

          (b) Lessee shall not enter into, terminate or enter into any modification of any Franchise Agreement without in each instance first obtaining Lessor's written consent.

          (c) Lessor and Lessee agree to cooperate fully with each other in the event it becomes necessary to obtain a franchise extension or modification or a new franchise for the Leased Property, and in any transfer of a Franchise Agreement to Lessor or any Affiliate thereof or any other successor to Lessee upon the termination of this Lease. Further, in the event of an early termination of this Lease due to an Event of Default by Lessee, Lessor may recover from Lessee the cost of the filing and application fees incurred as a result of obtaining a new franchise with comparable marketing attributes and name recognition as Doubletree, as well as transaction fees including, but not limited to, reasonable attorneys' fees.

          (d) During the Term of this Lease, the Facility shall be operated as a Doubletree Hotel without a franchise agreement. Notwithstanding the absence of a franchise agreement, Lessee shall, and shall be entitled to, operate the Facility utilizing the Doubletree name, logo and other applicable trademarks and trade names, Doubletree's reservation system, marketing and advertising services and other services provided by Doubletree Hotels and its Affiliates to comparable Doubletree Hotels. If this Lease is terminated for any reason, Lessor or its designee shall have the right, at the option of Lessor, to enter into a franchise agreement with Doubletree Hotels, to continue to operate the Facility as a Doubletree Hotel and to use the Doubletree Hotel name, logo and other applicable trademarks or trade names, Doubletree's reservation system, marketing and advertising services and other services provided by Doubletree Hotels and its Affiliates to comparable Doubletree hotels for up to six (6) months following the termination (the "Temporary Usage"). Such franchise agreement
                                ---------------
shall include fees (excluding any management fees) utilized and charged by Doubletree Hotels in franchise agreements on a systemwide basis for comparable hotels operating under the Doubletree name which utilize the Doubletree name and services of Doubletree Hotels utilized by the Facility. However, the franchise agreement for such Temporary Usage may be terminated by Lessor or its designee on thirty (30) days' Notice to Doubletree Hotels and the franchise agreement shall not impose standards for the Facility greater than those applicable to the Facility at the time of termination of this Lease. If the termination of this Lease is due to an Event of Default by Lessee, Lessor may offset any fees or other sums payable to Doubletree Hotels under the franchise agreement against sums owed by Lessee to Lessor hereunder.

          (e) Lessor shall promptly furnish to Lessee any default notices received by Lessor under any ground leases. Without the prior written consent of Lessee, Lessor shall not modify any ground leases in a manner which materially increases Lessee's obligations or which materially and adversely affect Lessee's rights under this Lease.

                                 ARTICLE XXXVIII

                              CAPITAL EXPENDITURES

     38.1 Capital Expenditures.
          --------------------
          (a) Commencing July 1, 1997, Lessor shall be obligated to accrue the Capital Expenditures Reserve. Upon written request by Lessee to Lessor stating the specific use to be made and subject to the reasonable approval thereof by Lessor, such funds shall be made available by Lessor to Lessee for Capital Expenditures set forth in the Capital Budget; provided, however, that no Capital Expenditures shall be used to purchase property (other than "real property" within the meaning of Treasury Regulations Section 1.856-3(d)), to the extent that doing so would cause the Lessor to recognize income other than "rents from real property" as defined in Section 856(d) of the Code. Lessor's obligation shall be cumulative, but not compounded, and any amounts that have accrued hereunder shall be payable in future periods for such uses and in accordance with the procedures set forth herein. Lessee shall have no interest in any accrued obligation of Lessor hereunder after the termination of this Lease. All Capital Improvements shall be owned by Lessor subject to the provisions of this Lease.

          (b) Except as specifically provided otherwise in Section 8.3(b),
                                                           --------------
Lessor's obligation to make Capital Expenditures in respect to Capital Improvements and to comply with the provisions of this Lease which may require the availability of funds for Capital Improvements shall be limited to amounts available in the Capital Expenditures Reserve and such additional amounts as Lessor may agree to make available in Lessor's sole discretion; provided, however, that if additional Capital Expenditures are required to meet Emergency Situations, comply with Legal Requirements or comply with Doubletree Standards, Lessor shall make such amounts available and, to the extent (but only to the extent) that it will not materially and adversely affect the five (5) year Capital Budgets, Lessor shall receive a pro rata credit therefor against amounts which Lessor is obligated to accrue for the Capital Expenditures Reserve. No arbitration resulting from the failure of Lessor and Lessee to agree on the Capital Budget shall increase Lessor's obligation for Capital Expenditures beyond the amounts set forth in the immediately preceding sentence. Without limiting Lessor's obligations under Section 38.1(a) with respect to amounts
                                    ---------------
accrued in the Capital Expenditures Reserve and whether or not reference is made to this Article XXXVIII, to the extent that Lessee's obligations under this
        ---------------
Lease (including, without limitation, the obligations set forth in Sections 7.2,
                                                                   -------------
8.1, 8.2, 8.3 and 9.1 and in Article XXXVII) require Lessee to perform or pay
- ---------------------        --------------
for Capital Improvements and Lessor fails to provide Capital Expenditures therefor, such obligations of Lessee shall be correspondingly diminished.

          (c) Lessor shall have sole authority with respect to the implementation of all Capital Improvements made pursuant to the requirements of the Capital Budget. Such authority shall extend both to the plans and specifications (including matters of design and decor) and to the contracting and purchasing of all labor, services and materials.

          (d) Lessor shall perform or have performed on behalf of Lessor the renovation work described in the definition of Renovation Costs in accordance with the final budget therefor to be agreed upon by Lessor and Lessee. Lessor shall pay the Renovation Costs. The cost thereof shall be in addition to, and shall not reduce, the Capital Expenditures Reserve. Lessor shall not be obligated to expend more than $950,000.00 for Renovation Costs unless Lessor expressly agrees in writing to do so in connection with its Approval of the final budget for the Renovation Work.

          (e) Any dispute regarding the application of the first or last sentences of Section 38.1(b) may be resolved by arbitration pursuant to Section
40.2.        ---------------                                            -------
- ----
                                  ARTICLE XXXIX

                                LESSOR'S DEFAULT

     39.1 Lessor's Default.
          ----------------
          (a) It shall be a breach of this Lease if Lessor fails to observe or perform any term, covenant or condition of this Lease on its part to be performed and such failure continues for a period of thirty (30) days after Notice thereof from Lessee, unless such failure cannot with due diligence be cured within a period of thirty (30) days, in which case such failure shall not be deemed a breach if Lessor proceeds within such thirty (30)-day period, with due diligence, to cure the failure and thereafter diligently completes the curing thereof within 180 days of such Notice which 180-day period shall cease to run during any period that a cure of such failure is prevented by an Unavoidable Delay and shall resume running upon the cessation of such Unavoidable Delay. The time within which Lessor shall be obligated to cure any such failure also shall be subject to extension of time due to the occurrence of any Unavoidable Delay. If Lessor does not cure any such failure within the applicable time period as aforesaid, Lessee may declare the existence of a "Lessor Default" by a second Notice to Lessor. Thereafter, subject to the
 --------------
provisions of the following paragraph, Lessee may (but shall be under no obligation at any time thereafter to) make such payment or perform such act for the account and at the expense of Lessor. All sums so paid by Lessee and all costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) so incurred, together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Lessee until the date paid by Lessor or offset by Lessee as expressly provided herein, shall be paid by Lessor to Lessee on demand or Lessee may offset or counterclaim such sums actually paid by Lessee against Rents or Other Charges due hereunder. Lessee shall have no right to terminate this Lease for any Lessor Default and no right, for any such Lessor Default, to offset or counterclaim against any rent or other Charges due hereunder unless otherwise expressly provided in this Lease.

          (b) If Lessor shall in good faith dispute the occurrence of any Lessor Default and Lessor, before the expiration of the applicable cure period, shall give Notice thereof to Lessee, setting forth, in reasonable detail, the basis therefor, no Lessor Default shall be deemed to have occurred and Lessor shall have no obligation with respect thereto, and Lessee shall have no right to offset or counterclaim for costs and expenses incurred and paid by Lessee against any Rent or Other Charges due hereunder, until final adverse determination thereof, whether through arbitration or otherwise; provided,
                                                                 --------
however, that in the event of any such adverse determination, Lessor shall pay
- -------
to Lessee, or Lessee may offset or counterclaim against Rent or Other Charges due hereunder, interest on any disputed funds at the Base Rate, from the date demand for such funds was made by Lessee until the date of final adverse determination and, thereafter, at the Overdue Rate until paid. If Lessee and Lessor shall fail, in good faith, to resolve any such dispute within ten (10) days after Lessor's Notice of dispute, either may submit the matter for determination by arbitration, but only if such matter is required to be submitted to arbitration pursuant to any provision of this Lease, or otherwise by a court of competent jurisdiction.

          (c) Notwithstanding anything to the contrary contained in this Lease, for the enforcement of any judgment (or other judicial decree) requiring the payment of money by Lessor to Lessee by reason of any default by Lessor under this Lease or otherwise, Lessee shall look solely to the estate and property of Lessor in the Leased Property and any insurance proceeds under any policies of insurance maintained by Lessor in accordance with this Lease which are paid on account of the same circumstances as led to Lessee's judgment, it being intended that no other assets of Lessor or any of Lessor's Affiliates shall be subject to levy, execution, attachment or any other legal process for the enforcement or satisfaction of any judgment (or other judicial decree) obtained by Lessee against Lessor, except in the following cases: (i) any liability of Lessor for its own gross negligence, willful misconduct or Environmental Liabilities caused by affirmative actions of Lessor, (ii) any liability of Lessor for repayment to Lessee upon the termination of this Lease of any excess payments of Percentage Rent or Additional Charges for the last Lease Year or part thereof, (iii) any liability of Lessor for payment of compensation for the early termination of Lessee's leasehold estate under Article XXXVI because of a sale of the Leased
                                -------------
Property, and (iv) in the case of a final award of damages against Lessor payable to Lessee, Lessee may offset the amount of such judgment or award against the Rent next coming due under this Lease.

                                   ARTICLE XL

                                   ARBITRATION

     40.1 Arbitration. Except as set forth in Section 40.2, in each case
          -----------                         ------------
specified in this Lease in which it shall become necessary to resort to arbitration, such arbitration shall be determined as provided in this Section
                                                                      -------
40.1. The party desiring such arbitration shall give Notice to that effect to
- ----
the other party, and an arbitrator shall be selected by mutual agreement of the parties, or if they cannot agree within thirty (30) days of such notice, by appointment made by the American Arbitration Association ("AAA") from among the
                                                           ---
members of its panels who are qualified and who have experience in resolving matters of a nature similar to the matter to be resolved by arbitration.

     40.2 Alternative Arbitration. In each case specified in this Lease for a
          -----------------------
matter to be submitted to arbitration pursuant to the provisions of this Section
                                                                         -------
40.2, Lessor shall be entitled to designate any nationally recognized accounting
- ----
firm with a hospitality division of which Lessor or an Affiliate of Lessor is not a significant client to serve as arbitrator of such dispute within fifteen
(15) days after written demand for arbitration is received or sent by Lessor. In the event Lessor fails to make such designation within such fifteen (15) day period, Lessee shall be entitled to designate any nationally recognized accounting firm with a hospitality division of which Lessee or an Affiliate of Lessee is not a significant client to serve as arbitrator of such dispute within fifteen (15) days after Lessor fails to timely make such designation. In the event no nationally recognized accounting firm satisfying such qualifications is available and willing to serve as arbitrator, the arbitration shall instead be administered as set forth in Section 40.1.
                             ------------

     40.3 Arbitration Procedures. In any arbitration commenced pursuant to
          ----------------------
Sections 40.1 or 40.2, a single arbitrator shall be designated and shall resolve
- ---------------------
the dispute. The arbitrator's decision shall be binding on all parties and shall not be subject to further review or appeal except as otherwise allowed by applicable law. Upon the failure of either party (the "non-complying party") to
                                                       -------------------
comply with his decision, the arbitrator shall be empowered, at the request of the other party, to order such compliance by the non-complying party and to supervise or arrange for the supervision of the non-complying party's obligation to comply with the arbitrator's decision, all at the expense of the non-complying party. To the maximum extent practicable, the arbitrator and the parties, and the AAA if applicable, shall take any action necessary to insure that the arbitration shall be concluded within ninety (90) days of the filing of such dispute. The fees and expenses of the arbitrator shall be shared equally by Lessor and Lessee except as otherwise specified above in this Section 40.3.
                                                              ------------
Unless otherwise agreed in writing by the parties or required by the arbitrator or AAA, if applicable, arbitration proceedings hereunder shall be conducted in the State. Notwithstanding formal rules of evidence, each party may submit such evidence as each party deems appropriate to support its position and the arbitrator shall have access to and right to examine all books and records of Lessee and Lessor regarding the Facility during the arbitration.

                                   ARTICLE XLI

                                   TRADE-OUTS

     41.1 Trade-outs. Lessee shall not enter into any material trade-out
          ----------
agreements or arrangements (i.e., agreements or arrangements pursuant to which goods or services are provided to or for the benefit of the Lessee or its Affiliates or the Facility in exchange for free or reduced rate rooms, food and beverage services, or other Facility services) without Lessor's prior written consent. As to any trade-out agreements assigned to and assumed by Lessee from Lessor or the prior owner of the Leased Property, Lessor and Lessee shall agree on fair and equitable amounts (or a methodology for determining such amounts) to be included in Beverage Sales, Food Sales, Other Income and Room Revenues for purposes of this Lease, including the calculation of Percentage Rent, to take into account the loss of Gross Revenues, if any, resulting from the rooms or services provided by the Facility in exchange for the goods or services provided to Lessee, its Affiliates, or the Facility. If Lessor and Lessee do not reach agreement as to such amounts (or a methodology for determining such amounts) the disagreement shall be resolved by arbitration pursuant to Section 40.2. Lessor
                                                          ------------
shall not unreasonably withhold its consent to a trade-out agreement or arrangement proposed by Lessee which benefits the Facility provided that the term of the trade-out agreement does not extend beyond the stated Term of this Lease and provided that Lessor and Lessee have agreed in writing as to the amounts (or a methodology for determining such amounts) to be included in Beverage Sales, Food Sales, Other Income and Room Revenues to take into account the loss of Gross Revenues, if any, resulting from the rooms or services provided by the Facility in exchange for the goods or services provided to or for the benefit of the Facility.

                                  ARTICLE XLII

                                  MISCELLANEOUS

     42.1 Miscellaneous. Anything contained in this Lease to the contrary
          -------------
notwithstanding, all claims against, and liabilities of, Lessee or Lessor arising prior to any date of termination of this Lease shall survive such termination. If any term or provision of this Lease or any application thereof is invalid or unenforceable, the remainder of this Lease and any other application of such term or provisions shall not be affected thereby. If any late charges or any interest rate provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at and limited to the maximum permissible rate. Neither this Lease nor any provision hereof may be changed, waived, discharged or terminated except by a written instrument in recordable form signed by Lessor and Lessee. All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Lease shall be governed by and construed in accordance with the laws of the State, but not including its conflicts of laws rules. If any payment required to be made pursuant to this Lease shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day.

     42.2 Transition Procedures. Lessee and Manager shall cooperate in good
          ---------------------
faith to provide access and information to any prospective purchaser or lessee of the Leased Property which may acquire the Leased Property or lease it upon the expiration or termination of the Term. Upon any expiration or termination of the Term, Lessor and Lessee shall do the following and, in general, shall cooperate in good faith to effect an orderly transition of the management or lease of the Facility. The provisions of this Section 42.2 shall survive the
                                              ------------
expiration or termination of this Lease until they have been fully performed. Nothing contained herein shall limit Lessor's rights and remedies under this Lease if such termination occurs as the result of an Event of Default.

          (a) Transfer of Licenses. Upon the expiration or earlier termination
              --------------------
of the Term, Lessee shall use its best efforts (i) to transfer to Lessor or Lessor's designee all licenses, operating permits and other governmental authorizations and all contracts, including contracts with governmental or quasi-governmental entities, that may be necessary for the operation of the Facility (collectively, "Licenses"), or (ii) if such transfer is prohibited by
                         --------
law or Lessor otherwise elects, to cooperate with Lessor or Lessor's designee in connection with the processing by Lessor or Lessor's designee of any applications for all Licenses, including Lessee continuing to operate the liquor operations under its licenses with Lessor or its designee agreeing to indemnify and hold Lessee harmless as a result thereof except for the gross negligence or willful misconduct of Lessee; provided, in either case, that the costs and expenses of any such transfer or the processing of any such application shall be paid by Lessor or Lessor's designee.

          (b) Leases and Concessions. Lessee shall assign to Lessor or Lessor's
              ----------------------
designee simultaneously with the termination of this Agreement, and the assignee shall assume all leases, contracts, concession agreements and agreements in effect with respect to the Facility then in Lessee's name, unless Lessor rejects one or more of such leases, contracts, concession agreements or other agreements in writing within thirty (30) days following the date of termination of this Agreement in which event the agreement or agreements so rejected shall be deemed reassigned and shall remain the property and responsibility of Lessee.

          (c) Books and Records. To the extent that Lessor has not already
              -----------------
received copies thereof, a copy of all books and records (including computer records) for the Facility kept by Lessee pursuant to Section 3.6 shall be
promptly delivered to Lessor or Lessor's designee.   -----------

          (d) Receivables and Payables, etc. Lessee shall be entitled to retain
              ------------------------------
all cash, bank accounts and house banks, and to collect all Gross Revenues and accounts receivable accrued through the termination date. Lessee shall be responsible for the payment of Rent, all operating expenses of the Facility and all other obligations of Lessee accrued under this Lease as of the termination date, and Lessor shall be responsible for all operating expenses of the Facility accruing after the termination date. Lessee shall surrender the Leased Property with an amount and quality of Nonconsumable Inventory equal to the Initial Nonconsumable Inventory, and Lessor shall have no obligation to purchase such Nonconsumable Inventory or any other items of Lessee's Personal Property.

     42.3 Waiver of Presentment, etc. Lessee waives all presentments, demands
          ---------------------------
for payment and for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance and waives all notices of the existence, creation, or incurring of new or additional obligations, except as expressly granted herein.

     42.4 Standard of Discretion. In any provision of this Lease requiring or
          ----------------------
permitting the exercise by Lessor or Lessee of such party's approval, election, decision, consent, judgment, determination or words of similar import (collectively, an "Approval"), such Approval may, unless otherwise expressly
                   --------
specified in such provision, be given or withheld in such party's sole, absolute and unreviewable discretion. Any Approval which by the terms of this Lease may not be unreasonably withheld shall also not be unreasonably delayed.

     42.5 Action for Damages. In any suit or other claim brought by either party
          ------------------
seeking damages against the other party for breach of its obligations under this Lease, the party against whom such claim is made shall be liable to the other party only for actual damages and not for consequential, punitive or exemplary damages.

     42.6 Conversion Costs. Upon the Commencement of the Term, Lessor shall
          ----------------
convert or cause to be converted or shall reimburse the prior owner of the Facility for converting the Facility to a Doubletree Hotel; provided, however, Lessor shall not be required to expend more than $200,000 for such purpose. The Conversion Costs expended by Lessor shall be included in Total Hotel Cost.

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                                       79

      IN WITNESS WHEREOF, the parties have executed this Lease by their duly authorized representatives as of the date first above written.

                                   LESSOR:
                                   ------

                                   PATRIOT AMERICAN HOSPITALITY
                                   PARTNERSHIP, L.P., a Virginia limited
                                   partnership

                                   By:   PAH GP, Inc., its General Partner


                                          By:______________________________
                                          Name:____________________________
                                          Title:___________________________

                                   LESSEE:
                                   ------
                                   DTR NORTH CANTON, INC., an Arizona
                                   corporation


                                   By:_____________________________________
                                   Name:___________________________________
                                   Title:__________________________________

                                   DOUBLETREE HOTELS:
                                   -----------------
                                   DOUBLETREE HOTELS CORPORATION, an Arizona
                                   corporation, executes this Lease solely to
                                   agree to be bound by the provisions of
                                   Section 30.1, as it pertains to notices from
                                   ------------
                                   Doubletree Hotels, Sections 35.3(b) and
                                   37.1(d)            --------------------
                                   -------

                                   By:_____________________________________
                                   Name:___________________________________
                                   Title:__________________________________







                                       80